UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22906

                             Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                     Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                     Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Alternative Income Solution Fund
Virtus Alternative Inflation Solution Fund
Virtus Alternative Total Solution Fund
Virtus Credit Opportunities Fund
Virtus Multi-Strategy Target Return Fund
Virtus Select MLP and Energy Fund
Virtus Strategic Income Fund

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended October 31, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). U.S. equity indices were down sharply in August and September, but rebounded in October to finish in positive territory. For the twelve months ended October 31, 2015, the large-cap S&P 500® Index and Dow Jones Industrial AverageSM gained 5.20% and 4.06%, respectively, while the technology-heavy NASDAQ Composite Index® was up 10.39%. By comparison, international equities underperformed, particularly emerging markets, which declined 14.53%, as measured by the MSCI Emerging Markets Index (net dividends).

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.35% at October 31, 2014 to 2.16% at October 31, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates before the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 1.96% for the twelve-month period ended October 31, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 1.94% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead, and investors will watch with great interest the actions of the Fed and other global central banks. The U.S. economy’s growth over the second and third quarters of 2015 — including stronger jobs, housing, and consumer spending data — gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Incorporating alternative investments has been a time-tested approach to reduce portfolio volatility and generate more consistent results through market cycles. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

November 2015

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses

For the six-month period of May 1, 2015 to October 31, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class A and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I and Class R6 shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested from May 1, 2015 through October 31, 2015 and held for the entire period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio*	Expenses Paid During Period**
Virtus Alternative Income Solution Fund
Actual
Class A	$1,000.00	$922.79	2.55%	$12.36
Class C	1,000.00	919.07	3.31	16.01
Class I	1,000.00	925.05	2.30	11.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.35	2.55%	$12.93
Class C	1,000.00	1,008.52	3.31	16.76
Class I	1,000.00	1,013.61	2.30	11.67
Virtus Alternative Inflation Solution Fund
Actual
Class A	$1,000.00	$923.46	2.56%	$12.41
Class C	1,000.00	920.00	3.31	16.02
Class I	1,000.00	925.52	2.31	11.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.30	2.56%	$12.98
Class C	1,000.00	1,008.52	3.31	16.76
Class I	1,000.00	1,013.56	2.31	11.72
Virtus Alternative Total Solution Fund
Actual
Class A	$1,000.00	$958.50	3.02%	$14.91
Class C	1,000.00	954.27	3.77	18.57
Class I	1,000.00	959.57	2.79	13.78
Class R6	1,000.00	959.61	2.82	13.93
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,009.98	3.02%	$15.30
Class C	1,000.00	1,006.20	3.77	19.06
Class I	1,000.00	1,011.14	2.79	14.14
Class R6	1,000.00	1,010.99	2.82	14.29
Virtus Credit Opportunities Fund***
Actual
Class A	$1,000.00	$987.13	1.35%	$5.29
Class C	1,000.00	983.81	2.10	8.22
Class I	1,000.00	987.94	1.10	4.31
Class R6	1,000.00	987.94	1.04	4.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.35%	$6.87
Class C	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	1,019.66	1.10	5.60
Class R6	1,000.00	1,019.96	1.04	5.30
Virtus Multi-Strategy Target Return Fund****
Actual
Class A	$1,000.00	$1,002.00	1.80%	$5.04
Class C	1,000.00	1,000.00	2.55	7.13
Class I	1,000.00	1,003.00	1.55	4.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.13	1.80%	$9.15
Class C	1,000.00	1,012.35	2.55	12.93
Class I	1,000.00	1,017.39	1.55	7.88

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses

For the six-month period of May 1, 2015 to October 31, 2015

Expense Table
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio*	Expenses Paid During Period**
Virtus Select MLP and Energy Fund*****
Actual
Class A	$1,000.00	$979.00	1.55%	$2.14
Class C	1,000.00	978.00	2.30	3.18
Class I	1,000.00	979.00	1.30	1.80
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.39	1.55%	$7.88
Class C	1,000.00	1,013.61	2.30	11.67
Class I	1,000.00	1,018.65	1.30	6.61
Virtus Strategic Income Fund
Actual
Class A	$1,000.00	$989.56	1.39%	$6.97
Class C	1,000.00	984.80	2.13	10.66
Class I	1,000.00	989.83	1.14	5.72
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.39%	$7.07
Class C	1,000.00	1,014.47	2.13	10.82
Class I	1,000.00	1,019.46	1.14	5.80

*	Annualized expense ratios include dividend expense on securities sold short and interest expense securities sold short and borrowings.

**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

***	June 10, 2015 is the date the Fund started accruing expenses. Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (144 for actual and 184 for hypothetical) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

****	July 22, 2015 is the date the Fund started accruing expenses. Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (102 for actual and 184 for hypothetical) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

*****	September 11, 2015 is the date the Fund started accruing expenses. Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (51 for actual and 184 for hypothetical) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Alerian MLP Index

A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

50% Barclays High-Yield Index/50% Credit Suisse Leveraged Loan Index

An index that is derived from a combination of the Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index. The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Credit Suisse Leveraged Loan index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

An index that measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index

An index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. 10 year Breakeven Inflation Benchmark Index

An index that provides exposure to U.S. Breakeven Inflation by taking a long position in On-The-Run (OTR) 10 Year U.S. TIPS and a short position (facilitated by a repo agreement) in nominal comparative duration U.S. Treasury bonds. The index also aims to minimize exposure to real yields by scaling the position of the nominal comparative duration Treasury bonds by a ratio equal to the duration of the OTR TIPS to its corresponding nominal comparative Treasury bond. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Bloomberg Commodity Index (BCOM)

An index that is designed to be a highly liquid and diversified benchmark for commodities investments. It provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the Index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison to non-diversified commodity baskets. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS  (Continued)

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

An index that is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX® Index)

An index that shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Collateralized Loan Obligation (CLO)

A security backed by a pool of debt, often low-rated corporate loans.

Commodity Trading Advisor (CTA)

An individual or organization that is retained by a fund or other client to provide advice and services related to trading in commodity interests, such as futures contracts, commodity options and/or swaps. CTAs are regulated by the U.S. federal government through registration with the Commodity Futures Trading Commission (CFTC).

Dow Jones Industrial AverageSM

A stock market index that shows how 30 large publicly owned companies based in the United States have traded during a standard trading session in the stock market. While the index attempts to be representative of the U.S. economy as a whole, it is somewhat heavily weighted toward industrials. It is a price-weighted average, which means that the price movement of each stock is weighted equally regardless of its market capitalization. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

EURO STOXX 50® Index

A stock index of Eurozone stocks designed by STOXX Ltd., an index provider owned by Deutsche Börse Group and SIX Group. According to STOXX Ltd., its goal is “to provide a blue-chip representation of Supersector leaders in the Eurozone.” It is made up of fifty of the largest and most liquid stocks. The index futures and options on the EURO STOXX 50® Index, traded on the Eurex exchanges, are among the most liquid such products in Europe and the world.

European Central Bank (the “ECB”)

The regulatory body that is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 European Union Member States, whether or not they have adopted the euro currency.

Equity Long/Short Strategy

A type of hedge fund strategy which combines a core group of long stock positions with short sales of stock or stock index options and futures.

Event-Driven Strategy

A type of investment strategy which seeks to exploit pricing inefficiencies that often occur just before or after a corporate event, such as a merger, spinoff, or bankruptcy. (For additional information regarding the Funds’ use of event-driven strategies, if any, please consult their prospectuses.)

Exchange–Traded Fund (ETF)

A registered open-end mutual fund that trades like a common stock on a stock exchange.

Federal Home Loan Bank (FHLB)

One of 11 regional banks that comprise the Federal Home Loan Bank System (FHLBank System). The FHLBank System provides stable, on-demand, low-cost funding to American financial institutions (not individuals) for home mortgage loans, small business, rural, agricultural, and economic development lending.

KEY INVESTMENT TERMS  (Continued)

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT All Equity REITs Index

A free-float market capitalization-weighted index containing all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Germany Index

Referred to as the Deutscher Aktienindex or DAX, the leading index of the German stock exchange. Prices are taken from the electronic Xetra trading system. According to Deutsche Börse, the operator of Xetra, DAX measures the performance of the 30 largest German companies in terms of market capitalization and trading volume. It is considered to be the German equivalent of the Dow Jones Industrial AverageSM in the U.S., and because of its small selection it does not necessarily represent the vitality of the economy as whole. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Macro Strategy

A type of investment strategy which seeks to opportunistically invest across financial markets, currencies, national borders and commodities, based primarily upon overall economic and political views of various countries (a macroeconomic approach). (For additional information regarding the Funds’ use of global macro strategies, if any, please consult their prospectuses.)

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

HFRX Fixed Income Credit Index

An index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy, and other relative value and event driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies, or other hybrid securities. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

HFRX Global Hedge Fund Index

An index designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Hong Kong Index

Referred to as the Hang Seng Index, the most widely quoted gauge of the Hong Kong stock market. The index is free float-adjusted and market capitalization-weighted, and it includes the largest and most liquid stocks listed on the Main Board of the Stock Exchange of Hong Kong. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Intercontinental Exchange (ICE)

A leading global network of regulated exchanges and clearing houses for financial and commodity markets.

iShares®

Certain exchange-traded funds, unaffiliated with the Funds or their service providers, in which the Funds may invest.

KEY INVESTMENT TERMS  (Continued)

Japan Index

Referred to as the Nikkei Stock Average or Nikkei 225, the leading index of Japanese stocks. Calculated using a method developed by Nikkei Inc., it is a price-weighted index (the unit is yen) comprised of 225 common stocks traded on the Tokyo Stock Exchange. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Master Limited Partnership (MLP)

Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.

Merger Arbitrage

An investment strategy which involves the simultaneous purchase and sale of the stocks of companies involved in mergers and takeovers, seeking to profit from the price inefficiencies that typically occur shortly before or after such events. (For additional information regarding the Funds’ use of merger arbitrage, if any, please consult their prospectuses.)

MSCI All Country World Index

A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE®Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite® Index

A stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partner interests) listed on the NASDAQ stock market. The composition of the NASDAQ Composite is heavily weighted towards information technology companies. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

An organization intended to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry. Originally organized in September 1960 with 5 member countries, the organization currently has 12 member countries.

Over–the–Counter (OTC)

Trading that is done directly between two parties, without any supervision of an exchange.

KEY INVESTMENT TERMS  (Continued)

Payment–in–Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly-traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000®Index

A market capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market adjusted, market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

S&P GSCI®

Formerly the Goldman Sachs Commodity Index, a benchmark for investment in the commodity markets and as a measure of commodity performance over time. It is a tradable index that is readily available to market participants of the Chicago Mercantile Exchange. The index was originally developed by Goldman Sachs. In 2007, ownership transferred to Standard & Poor’s, who currently own and publish it. Futures of the S&P GSCI® use a multiple of 250. The index contains a much higher exposure to energy than other commodity price indices such as the Dow Jones-UBS Commodity Index. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Spain Index

Referred to as the IBEX 35 Index, the leading index of Spanish securities. It is a market capitalization-weighted index (the unit is euro) comprised of the 35 most liquid securities traded on the Spanish Stock Market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Standard & Poor’s Depositary Receipt (SPDR)

Certain exchange-traded funds, unaffiliated with the Funds or their service providers, in which the Funds may invest. SPDRs are designed to track the value of the S&P 500®Index. SPDRs trade on the American Stock Exchange under the symbol SPY. One SPDR unit is valued at approximately one-tenth of the value of the S&P 500® Index. Dividends are distributed quarterly, and are based on the accumulated stock dividends held in trust, less any expenses of the trust.

STOXX® Europe 600 Index

An index with a fixed number of 600 components representing large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS  (Continued)

Treasury Yield

The return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes and bills). The Treasury yield is considered a bellwether of the U.S. economy; the higher the yields on 10-, 20- and 30-year Treasuries, the better the economic outlook.

U.S. Treasury Federal Funds Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

Yankee Bonds

A bond denominated in U.S. dollars that is publicly issued in the U.S. by foreign banks and corporations. According to the Securities Act of 1933, as amended, these bonds must first be registered with the U.S. Securities and Exchange Commission (SEC) before they can be sold. Yankee bonds are often issued in tranches and each offering can be as large as $1 billion.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Alternative Income Solution Fund Fund Summary	Ticker Symbols: Class A: VAIAX Class C: VAICX Class I : VAIIX
¢	The Fund is non-diversified and has an investment objective of maximizing current income while considering capital appreciation.

¢	For the fiscal period November 1, 2014 through October 31, 2015, the Fund’s Class A shares at NAV returned -7.82%, Class C shares returned -8.48%, and Class I shares returned -7.48%. For the same period, the HFRX Fixed Income Credit Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned -2.98%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The fiscal year saw tremendous global equity volatility. Investors worried about slowing global growth, the health of the Chinese economy, the Fed’s interest rate path, Greece’s ongoing discussions with creditors, lower commodity prices, and slower corporate earnings growth. The S&P 500® Index gained a respectable 5.2% for the year, but the broad domestic economy index was outshined by the technology-heavy NASDAQ Composite®Index, which gained 10.4%. The NASDAQ topped 5,000 for the first time in 15 years in the first quarter of 2015 and exceeded its prior closing record in July (hitting 5,219 on July 20) before retracing to close the year at 5,054. In aggregate, developed global equities were flat for the year with the MSCI EAFE®Index (net) returning -0.1%. Emerging markets, as measured by the MSCI Emerging Markets Index (net), were the laggard at -14.5% as export-oriented emerging markets were affected by the strong U.S. dollar and falling commodity prices. Chinese policy actions, in particular during the third quarter, were central to the global equity sell-off during that period as investors worried about the possibility of a hard landing. However, Chinese A-shares gained 43.1% on the year despite a significant sell-off from June to August. The Beijing authorities heavily intervened with unprecedented selling restrictions on stocks, including initial public offerings. Furthermore, the Chinese central bank unexpectedly devalued the yuan on August 11, resulting in the currency having its biggest single-day drop since 1994. After the devaluation, the Chinese government took additional steps to support the yuan and their crashing stock market. The CBOE Volatility Index (“VIX”) closed the fiscal year at 15.1, slightly up from 14.7 at the beginning of the year. However, this masked the sharp rise in equity volatility when the fear gauge touched 40.7 on August 24 at the height of the market turmoil and closed above 20.0 every single day in September.

¢	U.S. fixed income had a deceivingly stable year as U.S. 10-year Treasury yields started at 2.34%, finished at 2.14%, and averaged 2.13% during the year. However, yields ranged from a low of 1.64% in January to a high of 2.48% in June. The Fed officially ended its bond purchasing program on October 29, 2014, just before the start of the 2015 fiscal year, which resulted in a de facto tightening, and market participants spent the next year analyzing every Fed announcement and speech under a microscope. Interest rate-sensitive fixed income securities had mixed results over the year. While the Barclays U.S. Aggregate Bond Index returned a modest 2.0%, the Barclays U.S. High Yield Corporate Bond Index fell 1.9%. High yield bond prices came under extreme pressure over the summer as global growth concerns spread across all sectors and commodity prices, in particular energy, continued to slide. The year’s most significant event in the global fixed income markets occurred in January 2015 when the European Central Bank’s Mario Draghi committed to a quantitative easing program worth at least €1 trillion to counter the threat of a deflationary spiral in Europe. German 10-year bonds plunged to record lows and by the second quarter they were flirting with negative interest rates, reaching a record low of 0.05% on April 17. German 10-year bonds closed the year at 0.52%, down from 0.84% at the start of the year. Days before the January ECB announcement, the Swiss National Bank also took unexpected action, removing its currency cap of 1.2 Swiss francs to the euro. This move was a surprise for institutional and retail currency traders alike, leading to a violent uptick in foreign exchange market volatility that caused severe pain across a number of investors and to broker dealers. The U.S.
dollar strengthened against a basket of currencies over the year.

¢	In real assets, the year saw a continuation of the commodity rout that began in 2014. Pulled down by the 42.1% fall in WTI Crude, the Bloomberg Commodity Index fell 25.7% and the more energy-heavy S&P GSCI® fell by 37.9%. The rout in oil came on the back of the strength of the U.S. dollar, weaker growth in emerging markets, the deflationary effects of the Chinese equity market rout, as well as high supply due to OPEC’s decision towards the end of 2014 to not cut oil production. Master limited partnerships (MLPs) finished the year down 30.1%, which included a -22.1% return in the third quarter 2015, their weakest quarter ever. While MLPs received stability from continued lower interest rates, they could not overcome the substantial drop in crude oil and the more commodity-sensitive MLP sectors such as exploration & production and field services were the weakest performers. REITs, on the other hand, finished a volatile year with the FTSE NAREIT All Equity REITs Index up 5.4% as real estate fundamentals remained strong. REITs are correlated to the market expectation of future interest rates and were negatively impacted by rising global yields during the course of the year and the expectation of a Fed rate hike.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund navigated through a difficult market environment in alternative credit and income investments and ended the fiscal year with a modest loss. Positive performance from REITs was not sufficient to offset losses from other parts of the Fund, specifically a large drawdown in MLPs which were adversely affected by the volatility in the price of oil.

¢	The market environment for credit investments was particularly challenging over the past year. Credit spreads widened during the year, and the shipping and commodity sectors, especially energy, came under pressure. Additionally, lower rated credits underperformed higher rated ones. As a result, the credit-oriented subadvisers (at approximately 62% of the portfolio) posted negative returns. Interest rate and credit hedges are used selectively within several of the Fund’s portfolios. The U.S.-oriented credit

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Income Solution Fund (Continued)

subadviser was conservatively positioned with a diversified allocation, and mitigated losses by trading around high yield short positions over the course of the year. They were, however, negatively impacted by holdings in energy-related positions and lower-quality issuers. The event-oriented credit subadviser maintained its high conviction positions and saw a number of events play out as anticipated. Prices of positions in the energy and telecom sectors declined with the market, but the subadviser remained constructive on those companies’ underlying fundamentals. The emerging market debt subadviser was negatively affected in the first half of the fiscal year when emerging markets came under pressure due to uncertainties regarding Greece, elections in Argentina and global growth concerns, and declining commodity prices. Their performance rebounded strongly in the second part of the fiscal year. The emerging market debt portfolio is comprised of corporate U.S. dollar bonds or non-U.S. dollar bonds that are predominantly hedged back to the U.S. dollar.

¢	The yield-oriented real asset component, at an approximate 28% portfolio weight, was the largest detractor for the fiscal year, driven by the decline in MLPs. The MLP subadviser continued to manage the portfolio with a structural bias towards midstream MLPs which have less direct commodity risk, and they opportunistically hedged MLP, equity market, and interest rate risk. They also had good security selection. However, believing that the market was oversold, the subadviser took off the MLP hedge that had been on the portfolio for most of the fiscal year early in the third quarter and became fully invested. Thus, the losses suffered in this portfolio were commensurate with those of the MLP market. REITs were a positive contributor for the fiscal year and the subadviser outperformed the market by overweighting apartments and regional malls. The income-oriented equity subadviser had a negative return and underperformed due to stock selection and an overweight in emerging markets.

¢	Over the course of the fiscal year, allocations to the various alternative income strategies were fairly consistent. In the third quarter, on the belief that MLPs had oversold, the interim target was raised by 2% (from 15% to 17%).

The allocation to REITs was moved to 3% above the long-term target of 10%. Exposure to global equity income strategies remained at 10%. The Fund had a 22% interim target to event-oriented credit, 22% to U.S.-oriented credit, and 15% in emerging market debt. No changes were made to the subadviser roster during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

Alternative Investments: Investments in liquid alternative mutual funds expose investors to risks that have the potential to result in losses. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds, including the risks associated with derivatives, short sales, and leverage, which may increase volatility. Alternative investments are not suitable for all investors.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus

Alternative Income Solution Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments net of securities sold short as of October 31, 2015.

Corporate Bonds	42%
Real Estate Investment Trusts	15%
Master Limited Partnerships	13%
Common Stocks	10%
Loan Agreements	10%
Foreign Government Securities	3%
Asset-Backed Securities	1%
Municipal Bonds	1%
Other (includes short-term investments and securities sold short)	5%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Income Solution Fund (Continued)

Total Returns[1] for periods ended 10/31/15

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	-7.82	-4.09	4/23/14
Class A Shares at POP[3,4]	-13.12	-7.75	4/23/14
Class C Shares at NAV[2] and with CDSC[4]	-8.48	-4.81	4/23/14
Class I Shares at NAV	-7.48	-3.81	4/23/14
HFRX Fixed Income Credit Index	-2.98	-3.19[5]	—
Fund Expense Ratios[6]: A Shares: Gross 3.98%, Net 2.71%; C Shares: Gross 4.73%, Net 3.46%; I Shares: Gross 3.73%, Net 2.46%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index returns are from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015 as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 29, 2016. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Inflation Solution Fund Fund Summary	Ticker Symbols: Class A: VSAIX Class C: VSICX Class I : VIASX
¢	The Fund is non-diversified and has an investment objective of total return that exceeds the rate of inflation.

¢	For the fiscal period November 1, 2014 through October 31, 2015, the Fund’s Class A shares at NAV returned -7.96%, Class C shares at NAV returned -8.64%~ and Class I shares returned -7.65%. For the same period, the Barclays U.S. TIPS Index, a broad-based fixed income index, returned -1.42% and the Barclays U.S. 10 Year Breakeven Inflation Benchmark Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned -5.22%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The fiscal year saw tremendous global equity volatility. Investors worried about slowing global growth, the health of the Chinese economy, the Fed’s interest rate path, Greece’s ongoing discussions with creditors, lower commodity prices, and slower corporate earnings growth. The S&P 500®Index gained a respectable 5.2% for the year, but the broad domestic economy index was outshined by the technology-heavy NASDAQ Composite®Index, which gained 10.4%. The NASDAQ topped 5,000 for the first time in 15 years in the first quarter of 2015 and exceeded its prior closing record in July (hitting 5,219 on July 20) before retracing to close the year at 5,054. In aggregate, developed global equities were flat for the year with the MSCI EAFE®Index (net) returning -0.1%. Emerging markets, as measured by the MSCI Emerging Markets Index (net), were the laggard at - 14.5% as export-oriented emerging markets were affected by the strong U.S. dollar and falling commodity prices. Chinese policy actions, in particular during the third quarter, were central to the global equity sell-off during that period as investors worried about the possibility of a hard landing. However, Chinese A-shares gained 43.1% on the year despite a significant sell-off from June to August. The Beijing authorities heavily intervened with unprecedented selling restrictions on stocks, including initial public offerings. Furthermore, the Chinese central bank unexpectedly devalued the yuan on August 11, resulting in the currency having its biggest single-day drop since 1994. After the devaluation, the Chinese government took additional steps to support the yuan and their crashing stock market. The CBOE Volatility Index (“VIX”) closed the fiscal year at 15.1, slightly up from 14.7 at the beginning of the year. However, this masked the sharp rise in equity volatility when the fear gauge touched 40.7 on August 24 at the height of the market turmoil and closed above 20.0 every single day in September.

¢	U.S. fixed income had a deceivingly stable year as U.S. 10-year Treasury yields started at 2.34%, finished at 2.14%, and averaged 2.13% during the year. However, yields ranged from a low of 1.64% in January to a high of 2.48% in June. The Fed officially ended its bond purchasing program on October 29, 2014, just before the start of the 2015 fiscal year, which resulted in a de facto tightening, and market participants spent the next year analyzing every Fed announcement and speech under a microscope. Interest rate-sensitive fixed income securities had mixed results over the year. While the Barclays U.S. Aggregate Bond Index returned a modest 2.0%, the Barclays U.S. High Yield Corporate Bond Index fell 1.9%. High yield bond prices came under extreme pressure over the summer as global growth concerns spread across all sectors and commodity prices, in particular energy, continued to slide. The year’s most significant event in the global fixed income markets occurred in January 2015 when the European Central Bank’s Mario Draghi committed to a quantitative easing program worth at least €1 trillion to counter the threat of a deflationary spiral in Europe. German 10-year bonds plunged to record lows and by the second quarter they were flirting with negative interest rates, reaching a record low of 0.05% on April 17. German 10-year bonds closed the year at 0.52%, down from 0.84% at the start of the year. Days before the January ECB announcement, the Swiss National Bank also took unexpected action, removing its currency cap of 1.2 Swiss francs to the euro. This move was a surprise for institutional and retail currency traders alike, leading to a violent uptick in foreign exchange market volatility that caused severe pain across a number of investors and to broker dealers. The U.S. dollar strengthened against a basket of currencies over the year.

¢	In real assets, the year saw a continuation of the commodity rout that began in 2014. Pulled down by the 42.1% fall in WTI Crude, the Bloomberg Commodity Index fell 25.7% and the more energy-heavy S&P GSCI®fell by 37.9%. The rout in oil came on the back of the strength of the U.S. dollar, weaker growth in emerging markets, the deflationary effects of the Chinese equity market rout, as well as high supply due to OPEC’s decision towards the end of 2014 to not cut oil production. Master limited partnerships (MLPs) finished the year down 30.1%, which included a -22.1% return in the third quarter 2015, their weakest quarter ever. While MLPs received stability from continued lower interest rates, they could not overcome the substantial drop in crude oil and the more commodity-sensitive MLP sectors such as exploration & production and field services were the weakest performers. REITs, on the other hand, finished a volatile year with the FTSE NAREIT All Equity REITs Index up 5.4% as real estate fundamentals remained strong. REITs are correlated to the market expectation of future interest rates and were negatively impacted by rising global yields during the course of the year and the expectation of a Fed rate hike.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund navigated through a difficult market environment in alternative investments and ended the fiscal year with a modest loss. Positive performance from REITs and infrastructure equities was not sufficient to offset losses from other parts of the Fund, specifically large drawdowns in commodities and MLPs.

¢	The yield-oriented real asset component was the largest detractor for the fiscal year, driven by the decline in MLPs. The MLP subadviser continued to manage the portfolio with a structural bias towards midstream MLPs, which have less direct commodity risk, and they opportunistically hedged MLP, equity market, and interest rate risk. They also had good security selection. However, believing that the market was oversold, the subadviser took off the MLP hedge that had been on the portfolio for most of the fiscal year early in the third quarter and became fully invested. Thus, the losses suffered in this portfolio were commensurate with those of the MLP market. REITs were a positive contributor for the fiscal year, and the subadviser outperformed the market by overweighting apartments and regional malls. The infrastructure subadviser had a positive return for the fiscal year and outperformed due to positive security selection and an overweight in Italian infrastructure equities. The commodity portion of the Fund’s portfolio, consisting of exposure to the Bloomberg Commodity Index, also had losses as all five major commodity sectors were negative.

¢

The market environment for credit investments was particularly challenging over the past year. Credit spreads widened during the year, and the shipping and commodity sectors, especially energy, came under pressure. Additionally, lower rated credits underperformed higher rated ones. As a result, the credit-oriented subadviser (at approximately 20% of the portfolio) posted slight negative returns. The U.S.-oriented credit subadviser was conservatively positioned with a diversified allocation, and mitigated losses by trading around high yield

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Inflation Solution Fund    (Continued)

short positions over the course of the year. They were, however, negatively impacted by holdings in energy-related positions and lower-quality issuers. The global inflation-linked subadviser’s performance (approximately 20% of the Fund’s portfolio) was negative for the fiscal year as inflation expectations declined. However, they outperformed their respective benchmark through positive security selection focused on the short end of the yield curve, which is beneficial in a rising interest rate environment.

¢	Over the course of the fiscal year, allocations to the various alternative strategies were fairly consistent. In the third quarter, on the belief that MLPs had oversold, the interim target was raised back to the long-term target of 20% (although actual exposure has been near this long-term target). The allocation to REITs was moved to 2% above the long-term target of 15% and exposure was lowered to infrastructure equities (from 15% to 13%). No changes were made to the subadviser roster during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

Alternative Investments: Investments in liquid alternative mutual funds expose investors to risks that have the potential to result in losses. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds, including the risks associated with derivatives, short sales, and leverage, which may increase volatility. Alternative investments are not suitable for all investors.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

High Yield-High Risk Fixed Income Securities:

There is a greater level of credit risk and price

volatility involved with high yield securities than investment grade securities.

Inflation-Linked: Inflation-linked securities will react differently from other fixed income securities to changes in interest rates. Generally, the value of an inflation-linked security will fall when real interest rates rise and will rise when real interest rates fall.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Alternative Inflation Solution Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments net of securities sold short as of October 31, 2015.
U.S. Government Securities	22%
Real Estate Investment Trusts	21%
Common Stocks	18%
Master Limited Partnerships	15%
Corporate Bonds	12%
Loan Agreements	6%
Commodity Linked Notes	2%
Municipal Bonds	1%
Other (includes short-term investments and securities sold short)	3%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Inflation Solution Fund  (Continued)

Total Returns[1] for period ended 10/31/15

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	-7.96%	-4.63%	4/23/14
Class A Shares at POP[3,4]	-13.26	-8.27	4/23/14
Class C Shares at NAV[2] and with CDSC[4]	-8.64	-5.34	4/23/14
Class I Shares at NAV	-7.65	-4.35	4/23/14
Barclays U.S. TIPS Index	-1.42	-0.09[5]	—
Barclays U.S. 10 Year Breakeven Inflation Benchmark Index	-5.22	-5.36[5]	—
Fund Expense Ratios[6]: A Shares: Gross 4.24%, Net 2.73%; C Shares: Gross 4.99%, Net 3.48%, I Shares: Gross 3.99%, Net 2.48%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C Shares within the first year are 1% and 0% thereafter.

5 The since inception index returns are from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 29, 2016. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Total Solution Fund Fund Summary	Ticker Symbols: Class A: VATAX Class C: VATCX Class I : VATIX Class R6 :VATRX
¢	The Fund is non-diversified and has an investment objective of long-term capital appreciation through investments that have a low correlation to traditional asset classes.

¢	For the fiscal period November 1, 2014 through October 31, 2015, the Fund’s Class A shares at NAV returned -3.07%, Class C shares returned -3.78%, and Class I shares returned -2.83% for the fiscal period November 19, 2014 (inception date) through October 31, 2015. The Fund’s Class R6 shares at NAV returned -2.35%*. For the full fiscal period, the HFRX Global Hedge Fund Index, which serves as the broad-based index and style-specific benchmark appropriate for comparison, returned -2.05%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did markets perform during the Fund’s fiscal year?

¢	The fiscal year saw tremendous global equity volatility. Investors worried about slowing global growth, the health of the Chinese economy, the Fed’s interest rate path, Greece’s ongoing discussions with creditors, lower commodity prices, and slower corporate earnings growth. The S&P 500®Index gained a respectable 5.2% for the year, but the broad domestic economy index was outshined by the technology-heavy NASDAQ Composite® Index, which gained 10.4%. The NASDAQ topped 5,000 for the first time in 15 years in the first quarter of 2015 and exceeded its prior closing record in July (hitting 5,219 on July 20) before retracing to close the year at 5,054. In aggregate, developed global equities were flat for the year with the MSCI EAFE® Index (net) returning -0.1%. Emerging markets, as measured by the MSCI Emerging Markets Index (net), were the laggard at -14.5% as export-oriented emerging markets were affected by the strong U.S. dollar and falling commodity prices. Chinese policy actions, in particular during the third quarter, were central to the global equity sell-off during that period as investors worried about the possibility of a hard landing. However, Chinese A-shares gained 43.1% on the year despite a significant sell-off from June to August. The Beijing authorities heavily intervened with unprecedented selling restrictions on stocks, including initial public offerings. Furthermore, the Chinese central bank unexpectedly devalued the yuan on August 11, resulting in the currency having its biggest single-day drop since 1994. After the devaluation, the Chinese government took additional steps to support the yuan and their crashing stock market. The CBOE Volatility Index (“VIX”) closed the fiscal year at 15.1, slightly up from 14.7 at the beginning of the year. However, this masked the sharp rise in equity volatility when the fear gauge touched 40.7 on August 24 at the height of the market turmoil and closed above 20.0 every single day in September.

¢	U.S. fixed income had a deceivingly stable year as U.S. 10-year Treasury yields started at 2.34%, finished at 2.14%, and averaged 2.13% during the year. However, yields ranged from a low of 1.64% in January to a high of 2.48% in June. The Fed officially ended its bond purchasing program on October 29, 2014, just before the start of the 2015 fiscal year, which resulted in a de facto tightening, and market participants spent the next year analyzing every Fed announcement and speech under a microscope. Interest rate-sensitive fixed income securities had mixed results over the year. While the Barclays U.S. Aggregate Bond Index returned a modest 2.0%, the Barclays U.S. High Yield Corporate Bond Index fell 1.9%. High yield bond prices came under extreme pressure over the summer as global growth concerns spread across all sectors and commodity prices, in particular energy, continued to slide. The year’s most significant event in the global fixed income markets occurred in January 2015 when the European Central Bank’s Mario Draghi committed to a quantitative easing program worth at least €1 trillion to counter the threat of a deflationary spiral in Europe. German 10-year bonds plunged to record lows and by the second quarter they were flirting with negative interest rates, reaching a record low of 0.05% on April 17. German 10-year bonds closed the year at 0.52%, down from 0.84% at the start of the year. Days before the January ECB announcement, the Swiss National Bank also took unexpected action, removing its currency cap of 1.2 Swiss francs to the euro. This move was a surprise for institutional and retail currency traders alike, leading to a violent uptick in foreign exchange market volatility that caused severe pain across a number of investors and to broker dealers. The U.S. dollar strengthened against a basket of currencies over the year.

¢	In real assets, the year saw a continuation of the commodity rout that began in 2014. Pulled down by the 42.1% fall in WTI Crude, the Bloomberg Commodity Total Return Index fell 25.7% and the more energy-heavy S&P GSCI® fell by 37.9%. The rout in oil came on the back of the strength of the U.S. dollar, weaker growth in emerging markets, the deflationary effects of the Chinese equity market rout, as well as high supply due to OPEC’s decision towards the end of 2014 to not cut oil production. Master limited partnerships (MLPs) finished the year down 30.1%, which included a -22.1% return in the third quarter 2015, their weakest quarter ever. While MLPs received stability from continued lower interest rates, they could not overcome the substantial drop in crude oil and the more commodity-sensitive MLP sectors such as exploration & production and field services were the weakest performers. REITs, on the other hand, finished a volatile year with the FTSE NAREIT All Equity REITs Index up 5.4% as real estate fundamentals remained strong. REITs are correlated to the market expectation of future interest rates and were negatively impacted by rising global yields during the course of the year and the expectation of a Fed rate hike.

¢

Investment strategies historically employed by hedge funds (global macro, credit-driven, equity long/short, and event-driven) had mixed performance for the fiscal year. Global macro strategies, in particular commodity trading advisor (CTA) strategies, were the best performers. CTAs seek to capitalize on trends that present themselves in equities, the strength of the U.S. dollar, as well as the downward slide in commodity prices. Credit-driven strategies, which seek opportunities across the fixed income markets, trailed throughout the year as spreads widened in high yield, and investments in natural resource sectors weighed on performance. Long-biased managers with more exposure to equities and lower-rated credit, particularly in the energy sector, generally underperformed. Equity long/

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Total Solution Fund (Continued)

short strategies, which take bullish (“long”) and bearish (“short”) positions in equities and equity derivatives, had muted performance and generally cut risk. However, managers were negatively affected by declines in the healthcare and energy sectors. Managers with lower levels of overall net exposure and more robust single-stock “short” portfolios outperformed their peers, notwithstanding the general lack of meaningful performance from short selling. Finally, managers employing event-driven strategies, which seek to capitalize on corporate events such as mergers, takeovers, and acquisitions, found the market environment especially challenging and their strategies suffered the largest losses for the fiscal year. Merger arbitrage spreads nearly doubled since the beginning of the summer, and impacted many M&A-related stocks regardless of the fundamental prospects for individual deals. (Refer to the “Key Investment Terms” section for fuller definitions of certain of the strategies discussed here.)

What factors affected the Fund’s performance during the fiscal year?

¢	The Fund weathered the storm in alternative investments and was marginally down for the fiscal year. The Fund’s exposure to multiple asset classes and investment strategies mitigated losses to any single segment of the alternatives markets and allowed the Fund to protect capital during sharp market downturns. Positive performance from the strategies historically employed by hedge funds was offset by negative returns in the alternative fixed income and real asset segments. Specifically, the equity long/short and global macro strategies, as well as REITs and infrastructure equities in the real asset segment, all had strong positive performance. The biggest detractors were investments in MLPs, which were impacted by the declining price of oil. Overall, the Fund had exposure to a broad range of alternative strategies.

¢	The market environment for credit investments was particularly challenging over the past year. Credit spreads widened during the year, and the shipping and commodity sectors, especially energy, came under pressure. Additionally, lower-rated credits underperformed higher rated ones. As a result, the credit-oriented subadvisers

(at approximately 30% of the portfolio) posted slight negative returns. Interest rate and credit hedges were used selectively within several of the Fund’s portfolios. The U.S.-oriented credit subadviser was conservatively positioned with a diversified allocation, and mitigated losses by trading around high yield short positions over the course of the year. They were, however, negatively impacted by holdings in energy-related positions and lower quality issuers. The event-oriented credit subadviser maintained its high conviction positions and saw a number of events play out as anticipated. Prices of positions in the energy and telecom sectors declined with the market, but the subadviser remained constructive on those companies’ underlying fundamentals. The emerging market debt subadviser was negatively affected in the first half of the fiscal year when emerging markets came under pressure due to uncertainties regarding Greece, elections in Argentina and global growth concerns, and declining commodity prices. Their performance rebounded strongly in the second part of the fiscal year. The emerging market debt portfolio is comprised of corporate U.S. dollar bonds or non-U.S. dollar bonds that are predominantly hedged back to the U.S. dollar using derivatives.

¢	The real asset component, at an approximate 20% portfolio weight, was the largest detractor for the fiscal year, driven by the decline in MLPs. The MLP subadviser continued to manage the portfolio with a structural bias towards midstream MLPs, which have less direct commodity risk and they opportunistically hedged MLP, equity market, and interest rate risk. They also had good security selection. However, believing that the market was oversold, the subadviser took off the MLP hedge that had been on the portfolio for most of the fiscal year early in the third quarter and became fully invested. Thus, the losses suffered in this portfolio were commensurate with those of the MLP market. REITs were a positive contributor for the fiscal year, and the subadviser outperformed the market by overweighting apartments and regional malls. The infrastructure subadviser had a positive return for the fiscal year and outperformed due to positive security selection and an overweight in Italian infrastructure equities.

¢	In aggregate, the strategies historically employed by hedge funds (at an approximate 50% portfolio weight) had very solid performance and mitigated market losses during the fiscal year. Across all such strategies, derivatives added roughly 1.45% to the Fund’s return, with the most significant contributions coming from futures contracts (+0.83%), forward contracts (+0.45%), and swaps (+0.30%). Options, warrants, and rights had a slight negative impact on performance overall.

¢	Two of the Fund’s four subadvisers in such strategies had strong positive performance and handily exceeded their respective benchmarks and peers. The equity long/short strategy’s subadviser was approximately 65% hedged and benefited from outperformance due to security selection in both the long and short sides of the portfolio. The global macro strategy’s subadviser, implementing a portfolio consisting primarily of derivatives, had a positive return for the fiscal year with the gains coming predominantly from short positions in commodities, currency trading and long positions across short term and long term/ intermediate rates. The convertible bond subadviser was flat for the year as equity hedges, implemented via derivatives, offset losses in other parts of the portfolio. It was a difficult market environment for event-driven strategies as a whole over the course of the fiscal year, and the event-driven subadviser underperformed peers due to security selection, including losses on several positions where exposure was via swaps. The subadviser reduced gross and net exposure over the course of the year and increased diversification within its allocation.

¢	Over the course of the fiscal year, allocations to the various alternative strategies were fairly consistent. In the third quarter, on the belief that MLPs had oversold, the interim target was raised by 2% (from 10% to 12%). The allocation to REITs was moved to 1% above the long-term target of 5%. Due to strong performance of the equity long/short strategy, the interim target the equity long/short was raised from 15% to 23%, while allocations were lowered to event-driven equities (from 15% to 9%) and convertibles (from 10% to 8%). No changes were made to the subadviser roster during the fiscal year.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Total Solution Fund (Continued)

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

Alternative Investments: Investments in liquid alternative mutual funds expose investors to risks that have the potential to result in losses. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds, including the risks associated with derivatives, short sales, and leverage, which may increase volatility. Alternative investments are not suitable for all investors.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Alternative Total Solution Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments net of securities shold short as of October 31, 2015.
Common Stocks	33%
Corporate Bonds	21%
Master Limited Partnerships	10%
Real Estate Investment Trusts	8%
Convertible Bonds	7%
Loan Agreements	4%
Foreign Government Securities	2%
Other (includes short-term investments and securities sold short)	15%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Alternative Total Solution Fund (Continued)

Total Returns[1] for period ended 10/31/15

	1 Year	Since Inception	Inception Date
Class A Shares at NAV[2]	-3.07%	-0.94%	4/23/14
Class A Shares at POP[3,4]	-8.64	-4.72	4/23/14
Class C Shares at NAV[2] and with CDSC[4]	-3.78	-1.67	4/23/14
Class I Shares at NAV	-2.83	-0.71	4/23/14
Class R6 Shares at NAV	—	-2.35	11/19/14
HFRX Global Hedge Fund Index	-2.05	-1.85[5]	—
Fund Expense Ratios[6]: A Shares: Gross 4.14%, Net 3.04%; C Shares: Gross 4.89%, Net 3.79%; I Shares: Gross 3.89%, Net 2.79%; R6 Shares: Gross 3.88%, Net 2.78%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the inception date of Class A, Class C and Class I. Index return is -1.76% for inception date of Class R6.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015 as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 29, 2016. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Credit Opportunities Fund Fund Summary	Ticker Symbols:
	Class A:	VCOAX
	Class C:	VCOCX
	Class I:	VCOIX
	Class R6:	VRCOX

¢	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income.

¢	For the fiscal period June 5, 2015 (inception date) through October 31, 2015, the Fund’s Class A shares at NAV returned -1.29%*, Class C shares returned -1.62%*, Class I shares returned -1.21%*, and Class R6 shares returned -1.21%*. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 1.25%* and the 50% Barclays High-Yield Index/50% Credit Suisse Leveraged Loan Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned -1.78%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

† The Fund is less than six months old - No commentary required.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise and fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non- Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer- specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Credit Opportunities Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2015.

Corporate Bonds	33%
Loan Agreements	11%
Foreign Government Securities	2%
Convertible Bonds	2%
Mortgaged-Backed Securities	1%
Other (includes short-term investments)	51%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Credit Opportunities Fund (Continued)

Total Returns[1] for periods ended 10/31/15
	Since Inception	Inception Date
Class A Shares at NAV[2]	-1.29%	6/05/15
Class A Shares at POP[3]	-4.99	6/05/15
Class C Shares at NAV[2]	-1.62	6/05/15
Class C Shares with CDSC[4]	-2.60	6/05/15
Class I Shares at NAV	-1.21	6/05/15
Class R6 Shares at NAV	-1.21	6/05/15
Barclays U.S. Aggregate Bond Index	1.25[5]	—
50% Barclays High-Yield Index/50%Credit Suisse Leveraged Loan Index	-1.78[5]	—
Fund Expense Ratios[6]: A Shares: Gross 1.61%, Net 1.35%; C Shares: Gross 2.36%, Net 2.10%; I Shares: Gross 1.36%, Net 1.10%; R6 Shares: Gross 1.30%, Net 1.04%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on June 5, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Strategy Target Return Fund Fund Summary	Ticker Symbols:
	Class A: Class C: Class I:	VMSAX VCMSX VMSIX

¢	The Fund is non-diversified and has an investment objective of seeking long-term total return.

¢	For the fiscal period July 20, 2015 (inception date) through October 31, 2015, the Fund’s Class A shares at NAV returned 0.20%*, Class C shares returned 0.00%*, and Class I shares returned 0.30%*. For the same period, the S&P 500® Index, a broad-based index, returned -0.63%* and the U.S. Treasury Federal Funds Rate, which is the Fund’s style-specific benchmark appropriate for comparison, returned 0.02%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s partial fiscal year?

¢	Global equity markets observed increased volatility and negative returns during the Fund’s partial fiscal year, from its inception date of July 20, 2015 through October 31, 2015. Global markets in July were dominated by concerns of a possible Greek exit from the euro zone, which culminated in the shutdown of the Athens Stock Exchange (ASE). During the month, developed market equities and bonds delivered moderately positive returns with the exception of U.S. high yield credit. Emerging markets were largely affected by weak commodity prices and a strong dollar.

¢	August proved a difficult month for risk assets, largely attributed to Chinese growth concerns, uncertainty over the timing of the Federal Reserve’s decision to increase interest rates, and the prolonged weakness in commodities. Emerging market currencies and equities markets were affected the most. Chinese, Greek, and eurozone stock markets fell more than 12%, 8%, and 8.5%, respectively, while the S&P 500® Index declined more than 6%. Emerging market bonds detracted up to 2.3% in Latin America, whereas U.K. and U.S. government bonds benefited from a flight to quality, posting slightly positive gains.
¢	September observed the continuation of volatility that started in August. Concerns persisted over growth in China, falling commodity prices, and the impact of a rising U.S. dollar. The Fed’s decision to hold U.S. interest rates served to validate global financial market nervousness, especially when supporting their decision by noting “concerns over global growth.” The Japan Index (Nikkei Stock Average) suffered the greatest stock market losses at negative 8%, the Spain Index (IBEX 35) declined 7.4%, and the German Index (DAX) lost 5.7%. Developed market bonds performed well during this volatile month, and emerging market bonds continued to devalue along with emerging market currencies.

¢	Risk sentiment improved markedly in October as the European Central Bank (ECB) issued supportive remarks for markets. The possible extension of quantitative easing (QE) and better-than-expected economic data from China resulted in a rebound in equity markets. China retraced prior month losses and delivered 8.5% on the Hong Kong Index. Other major global stock market indices also performed well, such as the DAX, S&P 500® Index, and Nikkei Stock Average, delivering 11.7%, 8.4%, and 9.7%, respectively. With the exception of U.K. gilts, developed market bonds performed well, and emerging market sovereign bonds saw a strong recovery. Commodities were largely mixed.

¢	October’s rebound in global markets was a welcome reprieve from the third quarter, which was the weakest quarter since the third quarter of 2011 for the S&P 500® Index and STOXX® Europe 600 Index, and the worst quarter for the Nikkei Stock Average since 2010. October, in contrast, witnessed these indices rebound from 7% to 10%.

What factors affected the Fund’s performance during its partial fiscal year?

¢	During July, the Fund benefited from its risk-reducing strategies including long Australia rates, Italian curve flattening, and long currency volatility in the form of short Chinese yuan (CNH) versus the U.S. dollar (USD). Additional positive contributions came from opportunistic return strategies, such as long Italian versus short Spanish equities, and directional market strategies, such as long
Mexican credit and long U.S. consumer equities. Detractors were largely equity-based positions in Europe, Japan, and Turkey as well as long U.S. inflation.

¢	In August, the majority of losses within the Fund were within the market and opportunistic equity-based strategies like long European, Japanese, Chinese, Polish, Turkish, and U.S. consumer stocks. Losses in these segments of the portfolio were limited by their options-based implementation and were further mitigated by the Fund’s risk-reducing strategies. These volatility-based strategies, such as the long EURO STOXX® 50 Index variance, were largely profitable and served to stabilize the portfolio as global volatility increased.

¢	In September, the Fund’s risk-reducing strategies kicked in, more than offsetting losses in the market-directional strategies. The Fund’s equity volatility strategies contributed the most to performance as markets gyrated daily. Additional risk-reducing strategies drove positive performance, including long Australia and Korean rates as well as being broadly long the U.S. dollar. Detractors came from exposure to European and Japanese equities.

¢	The Fund’s equity exposure through directional positions in European equities, the U.S. consumer discretionary sector, and Japanese equities were the largest contributors to performance in October. Additionally, the Fund’s short 2-year U.S. Treasury position benefited from better U.S. macroeconomic data. Detractors in October included the Fund’s long U.S. dollar theme attributed to the Fed’s decision to hold interest rates, and volatility-based strategies also detracted during a month when equity volatility subsided.

¢	The Fund’s risk-reducing strategies were strong drivers to the overall positive performance seen since inception. The Fund’s relative value position to exploit the market behavior of U.S. large capitalization stocks (long) and small capitalization stocks (short) in a broad market selloff has proven to offset losses in market directional strategies. Additionally, various other strategies, including long Australia rates, long the U.S. dollar, and volatility-based themes, have contributed positively to the Fund since its launch.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Strategy Target Return Fund (Continued)

¢	Detractors from performance came from the market and opportunistic strategies. Since the Fund’s inception, equity-based losses came from exposure to Japan, the eurozone, Poland, Turkey, and China, albeit in limited fashion, attributed to their options-based implementation. Other strategies that diminished performance came from exposure to U.S. inflation as a consequence of tepid U.S. GDP growth, and short U.S. rates due to the Federal Reserve’s decision to not increase interest rates.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forcasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.

Portfolio Turnover: The fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Multi-Strategy Target Return Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2015.

Foreign Government Securities	13%
Exchange-Traded Funds	4%
Mortgaged-Backed Securities	3%
Purchased Options	3%
Purchased Swaptions	1%
Other (includes short-term investments)	76%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Strategy Target Return Fund (Continued)

Total Returns[1] for periods ended 10/31/15

	Since Inception	Inception Date
Class A Shares at NAV[2]	0.20%	7/20/15
Class A Shares at POP[3,4]	-5.56	7/20/15
Class C Shares at NAV[2]	0.00	7/20/15
Class C Shares with CDSC[4]	-1.00	7/20/15
Class I Shares at NAV	0.30	7/20/15
S&P 500® Index	-0.63[5]	—
U.S. Treasury Federal Funds Rate	0.02[5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.26%, Net 1.80%; C Shares: Gross 3.01%, Net 2.55%; I Shares: Gross 2.01%, Net 1.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on July 20, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Select MLP and Energy Fund Fund Summary	Ticker Symbols:
	Class A: Class C: Class I:	VLPAX VLPCX VLPIX

¢	The Fund is non-diversified and has an investment objective of seeking total return with a secondary objective of income.

¢	For the fiscal period from September 9, 2015 (inception date) through October 31, 2015, the Fund’s Class A shares at NAV returned -2.10%*, Class C shares returned -2.20%*, and Class I shares returned -2.10%*. For the same period, the S&P 500® Index, a broad-based index, returned 7.33%* and the Alerian MLP Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned -3.58%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

† The Fund is less than six months old - No commentary required.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Energy Sector Concentration: The fund’s investments are concentrated in the energy sector and may present more risks than if the fund were broadly diversified over numerous sectors of the economy.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Select MLP and Energy Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2015.

Master Limited Partnerships and Related Companies
Petroleum Transportation & Storage	24%
Natural Gas Pipelines	15%
Diversified	14%
Gathering/Processing	12%
Electric, LDC & Power	12%
Downstream/Other	6%
Marine Shipping	5%

Total Master Limited
Partnerships and Related Companies	88%
Other (includes short-term investments)	12%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Select MLP and Energy Fund (Continued)

Total Returns[1] for periods ended 10/31/15

	Since Inception	Inception Date
Class A Shares at NAV[2]	-2.10%	9/09/15
Class A Shares at POP[3,4]	-7.73	9/09/15
Class C Shares at NAV[2]	-2.20	9/09/15
Class C Shares with CDSC[4]	-3.18	9/09/15
Class I Shares at NAV	-2.10	9/09/15
S&P 500® Index	7.33[5]	—
Alerian MLP Index	-3.58[5]	—

       Fund Expense Ratios6: A Shares: Gross 2.26%, Net 1.55%; C Shares: Gross 3.01%, Net 2.30%; I Shares: Gross 2.01%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Income Fund Fund Summary	Ticker Symbols:
	Class A: Class C: Class I:	VASBX VSBCX VISBX

¢	The Fund is diversified and has an investment objective of seeking total return comprised of income and capital appreciation.

¢	For the fiscal period from November 1, 2014 through October 31, 2015, the Fund’s Class A shares at NAV returned 1.91%, Class C shares returned 1.06%, and Class I shares returned 2.07%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 1.96% and the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 0.26%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the first half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark for oil, fell about 44% between October 2014 (when the price was roughly $90 a barrel) and October 2015, to end the period at roughly $50 a barrel. Brent crude hit a 12-month low of roughly $45 a barrel on August 24, 2015.

¢	Globally, concerns over slowing growth in China and the Greek debt crisis weighed on the fixed income markets. A looming Federal Reserve interest rate hike, with negative implications for capital flows and debt financing, added to the turmoil with some emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Fed to raise rates and remove an uncertainty that could prove to be more harmful than the actual impact.

¢	The waiting game for the Fed to raise rates from their near-zero level which has been in place since December 2008, continued through the end of the Fund’s fiscal year. As of its October meeting, the Fed had decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

¢	Over the last 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the intermediate to long end, and the curve flattened overall.

What factors affected the Fund’s performance during its fiscal year?

¢	Outperformance of U.S. Treasuries and agency mortgages relative to most fixed income spread sectors was the key driver of the Fund’s performance for the fiscal year as the market rewarded an up-in-quality bias.

¢	In terms of fixed income sectors, the Fund’s allocation to structured product – specifically, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages – were positive contributors to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to corporate high yield, emerging markets, and Yankee high-quality bonds detracted from performance. The Fund’s exposure to commodity issuers within the energy and metals & mining industries negatively impacted performance.

¢	On the derivatives front, the Fund benefited from the options overlay strategy both from an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index®or “VIX®” as it’s also known, and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

¢	Viewing the year as a whole masks the true volatility that occurred in the market at specific times. The S&P 500® Index experienced its most volatile month of the year in August. From July 31 to August 31, the S&P 500® Index was down 6.02%, while the VIX was up 134.57%. The period of highest anxiety for the market during this time was August 24-27, when the S&P 500® Index declined 9.95% while the VIX® advanced 212.9%. With such a large and unexpected market move, the Fund’s options overlay strategy experienced its only unsuccessful trade of the year. After that, the strategy adapted to the new market environment and continued to produce profitable trades moving forward.

¢	During low volatility periods, as was experienced for most of the fiscal year, a range-bound market is an ideal environment for the options strategy. This is because the strategy is able to retain all of the premium generated from the options program due to no in-the-money settlements of the short option positions. When the S&P 500® Index makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will take losses as we saw in August. Since August, the strategy adjusted to the change in environment and returned to more profitable trades. For the 12 months ended October 31, 2015, the options strategy performed as expected, generating income within its targeted yield range, and enhancing the Fund’s total return by 3.38% (gross of fees).

¢	The Fund also benefited from shorting the Brazilian Real, which was one of the weakest currencies within emerging markets.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Income Fund (Continued)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset-and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Strategic Income Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2015.

Corporate Bonds	62%
Loan Agreements	14%
Mortgaged-Backed Securities	11%
Asset-Backed Securities	5%
Foreign Government Securities	1%
U.S. Government Securities	1%
Preferred Stock	1%
Affiliated Mutual Fund	2%
Other (includes short-term investments)	3%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Income Fund (Continued)

Total Returns[1] for periods ended 10/31/15

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	1.91%	1.38%	9/08/14
Class A Shares at POP[3,4]	-1.91	-1.95	9/08/14
Class C Shares at NAV[2] and with CDSC[4]	1.06	0.55	9/08/14
Class I Shares at NAV	2.07	1.55	9/08/14
Barclays U.S. Aggregate Bond Index	1.96	2.40[5]	—
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.26	0.26[5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.12%, Net 1.41%; C Shares: Gross 2.87%, Net 2.16%; I Shares: Gross 1.87%, Net 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 29, 2016. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 8, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—3.0%
Argentine Republic Government International Bond 0.000%, 12/15/35	4,340	EUR	$ 481
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/17	320	BRL	81
Hellenic Republic Government Bond 3.000%, 2/24/23(2)	19	EUR	16
3.000%, 2/24/24(2)	19	EUR	16
3.000%, 2/24/25(2)	19	EUR	15
3.000%, 2/24/26(2)	19	EUR	15
3.000%, 2/24/27(2)	19	EUR	15
3.000%, 2/24/28(2)	19	EUR	14
3.000%, 2/24/29(2)	19	EUR	14
3.000%, 2/24/30(2)	19	EUR	14
3.000%, 2/24/31(2)	19	EUR	13
3.000%, 2/24/32(2)	19	EUR	13
3.000%, 2/24/33(2)	19	EUR	13
3.000%, 2/24/34(2)	19	EUR	13
3.000%, 2/24/35(2)	19	EUR	13
3.000%, 2/24/36(2)	19	EUR	13
3.000%, 2/24/37(2)	19	EUR	13
3.000%, 2/24/38(2)	19	EUR	13
3.000%, 2/24/39(2)	19	EUR	13
3.000%, 2/24/40(2)	19	EUR	13
3.000%, 2/24/41(2)	19	EUR	13
3.000%, 2/24/42(2)	19	EUR	13
Kenya Treasury Bonds 144A 12.892%, 4/28/18(2)(3)	$250		174
Ukraine Railways via Shortline PLC RegS 9.500%, 5/21/18(4)(5)	200		161

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $1,226)			1,172

MUNICIPAL BONDS—0.8%

New Jersey—0.2%
Tobacco Settlement Financing Corp. Series 1-A 4.750%, 6/1/34	95		77

	PAR VALUE	VALUE

Puerto Rico—0.3%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	$110	$ 80
5.125%, 7/1/37	5	3
5.250%, 7/1/37	5	3
5.000%, 7/1/41	5	3
Puerto Rico Sales Tax Financing Corp. Series A 5.000%, 8/1/46	10	6
0.000%, 8/1/54	330	22

		117

Texas—0.3%
Texas Public Finance Authority 8.250%, 7/1/24	100	99

TOTAL MUNICIPAL BONDS (Identified Cost $296)		293

MORTGAGED-BACKED SECURITIES—0.1%

Non-Agency—0.1%
Great Wolf Trust 15-WFMZ, M 144A 7.195%, 5/15/32(2)(3)	30	30

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $30)		30

ASSET-BACKED SECURITIES—0.9%
Cutwater Ltd. CLO 14-1A, C 144A 3.989%, 7/15/26(2)(3)	100	95
THL Credit Wind River CLO Ltd. 14-3A, D 144A 4.345%, 1/22/27(2)(3)	250	235

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $336)		330

CORPORATE BONDS—40.1%

Communications—0.0%
Altice US Finance SA 144A 7.750%, 7/15/25(3)	15	14

Consumer Discretionary—6.0%
APX Group, Inc. 6.375%, 12/1/19	10	10
8.750%, 12/1/20	180	149
Bon-Ton Department Stores, Inc. (The)

	PAR VALUE	VALUE

Consumer Discretionary—continued
8.000%, 6/15/21	$70	$ 40
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(6)	210	170
9.000%, 2/15/20(6)	110	89
Chester Downs & Marina LLC / Chester Downs Finance Corp. 144A 9.250%, 2/1/20(3)	645	487
Claire’s Stores, Inc. 8.875%, 3/15/19	95	39
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	60	49
7.750%, 6/1/20(3)	15	5
Cumulus Media Holdings, Inc. 7.750%, 5/1/19	55	37
DISH DBS Corp. 5.000%, 3/15/23	5	5
5.875%, 11/15/24	20	19
Edcon Pty Ltd. RegS 9.500%, 3/1/18(4)	180	113
Grupo Famsa SAB de CV RegS 7.250%, 6/1/20(4)	57	52
Guitar Center, Inc. 144A 6.500%, 4/15/19(3)	55	52
9.625%, 4/15/20(3)	160	134
iHeartCommunications, Inc. 10.000%, 1/15/18	15	8
9.000%, 3/1/21	20	17
iHeartCommunications, Inc. PIK Capitalization, 2.00% Interest, 12.00% Capitalization 14.000%, 2/1/21(7)	46	19
JC Penney Corp., Inc. 5.650%, 6/1/20	50	46
McClatchy Co. (The) 9.000%, 12/15/22	55	53
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	140	145
Nine West Holdings, Inc. 144A 8.250%, 3/15/19(3)	144	81
Radio One, Inc. 144A 9.250%, 2/15/20(3)	80	66
Scientific Games International, Inc.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR
	VALUE	VALUE

Consumer Discretionary—continued
10.000%, 12/1/22	$60	$ 54
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	115	121
Sirius XM Radio, Inc. 144A 5.375%, 4/15/25(3)	100	103
Time Warner Cable, Inc. 6.750%, 6/15/39	15	15
5.500%, 9/1/41	20	18
Toys R Us, Inc. 10.375%, 8/15/17	75	61
7.375%, 10/15/18	90	60
Yum! Brands, Inc. 6.875%, 11/15/37	20	18

		2,335

Consumer Staples—1.8%
Hema Bondco I BV 144A 6.250%, 6/15/19(3)	100	80
Kissner Milling Co., Ltd. 144A 7.250%, 6/1/19(3)	175	178
MHP SA RegS 8.250%, 4/2/20(4)	200	173
New Albertson’s, Inc. 7.750%, 6/15/26	160	158
7.450%, 8/1/29	20	20
8.700%, 5/1/30	5	5
8.000%, 5/1/31	15	15
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	20	22
6.875%, 12/15/28(3)	50	60

		711

Energy—8.6%
Alpha Natural Resources, Inc. 6.000%, 6/1/19(6)	25	1
6.250%, 6/1/21(6)	30	1
Basic Energy Services, Inc. 7.750%, 2/15/19	60	24
7.750%, 10/15/22	30	11
Berau Capital Resources Pte, Ltd. RegS 12.500%, 7/8/15(4)(6)	100	31
Berau Coal Energy Tbk PT RegS 7.250%, 3/13/17(4)(6)	200	61
Bumi Capital Pte, Ltd. RegS(4)(6)

	PAR
	VALUE	VALUE

Energy—continued
12.000%, 11/10/16	$300	$ 59
Bumi Investment Pte, Ltd. RegS 10.750%, 10/6/17(4)(6)	780	152
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	65	66
Energy Transfer Equity LP 5.875%, 1/15/24	90	88
EXCO Resources, Inc. 8.500%, 4/15/22	30	7
Fermaca Enterprises de RL de CV RegS 6.375%, 3/30/38(4)	245	236
Forbes Energy Services Ltd. 9.000%, 6/15/19	530	360
Jupiter Resources, Inc. 144A 8.500%, 10/1/22(3)	100	53
Kosmos Energy, Ltd. 144A 7.875%, 8/1/21(3)	40	35
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	60	52
Memorial Production Partners LP /Memorial Production Finance Corp. 7.625%, 5/1/21	25	17
6.875%, 8/1/22	45	29
Murray Energy Corp. 144A 11.250%, 4/15/21(3)	75	20
Pacific Drilling SA 144A 5.375%, 6/1/20(3)	50	27
Pacific Drilling V, Ltd. 144A 7.250%, 12/1/17(3)	428	293
Pacific Rubiales Energy Corp. 144A 5.625%, 1/19/25(3)	100	38
Pacific Rubiales Energy Corp. RegS 5.375%, 1/26/19(4)	100	44
Parker Drilling Co. 6.750%, 7/15/22	85	66
Petrobras Global Finance BV 7.250%, 3/17/44	47	35
Petroleos de Venezuela SA

	PAR
	VALUE	VALUE

Energy—continued
5.250%, 4/12/17	$566	$ 320
Petroleos de Venezuela SA RegS 9.000%, 11/17/21(4)	133	56
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(3)	75	76
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	300	293
Sabine Pass Liquefaction LLC 144A 5.625%, 3/1/25(3)	15	14
SandRidge Energy, Inc. 7.500%, 2/15/23	90	21
Sanjel Corp. 144A 7.500%, 6/19/19(3)	450	239
Seitel, Inc. 9.500%, 4/15/19	470	397
YPF SA RegS 8.750%, 4/4/24(4)	120	122

		3,344

Financials—3.6%
Ardshinbank CJSC via Dilijan Finance BV 144A 12.000%, 7/29/20(3)(5)	200	197
Banco do Brasil SA RegS 6.250%, 10/29/49(2)(4)	200	108
Credit Acceptance Corp. 6.125%, 2/15/21	40	40
Credit Acceptance Corp. 144A 7.375%, 3/15/23(3)	10	10
Earls Thirteen Ltd. 144A 5.444%, 4/28/18(3)(8)	147	147
Genworth Holdings, Inc. 7.200%, 2/15/21	10	10
7.625%, 9/24/21	25	23
6.500%, 6/15/34	15	11
6.150%, 11/15/66(2)	25	11
Global Cash Access, Inc. 144A 10.000%, 1/15/22(3)	425	394
Greektown Holdings LLC/Greektown Mothership Corp. 144A 8.875%, 3/15/19(3)	374	382

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Financials—continued
Kennedy-Wilson, Inc. 5.875%, 4/1/24	$35	$ 35
Ocwen Financial Corp. 144A 7.125%, 5/15/19(3)	40	37

		1,405

Health Care—0.4%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	65	53
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	50	44
Immucor, Inc. 11.125%, 8/15/19	5	5
Kindred Healthcare, Inc. 8.000%, 1/15/20	50	52

		154

Industrials—7.0%
Cenveo Corp. 144A 6.000%, 8/1/19(3)	25	22
8.500%, 9/15/22(3)	105	78
Gol LuxCo SA RegS 8.875%, 1/24/22(4)	200	106
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	85	72
Lansing Trade Group LLC / Lansing Finance Co., Inc. 144A 9.250%, 2/15/19(3)	583	563
Michael Baker International LLC / CDL Acquisition Co., Inc. 144A 8.250%, 10/15/18(3)	362	342
Monitronics International, Inc. 9.125%, 4/1/20	160	140
Navigator Holdings Ltd. 144A 9.000%, 12/18/17(3)	472	488
OAS Finance, Ltd. RegS 8.000%, 7/2/21(4)(6)	400	36
OAS Investments GmbH RegS 8.250%, 10/19/19(4)(6)	400	32

	PAR VALUE	VALUE

Industrials—continued
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 144A 8.625%, 6/1/21(3)	$45	$ 43
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50	51
Tervita Corp. 144A 8.000%, 11/15/18(3)	442	327
Titan International, Inc. 6.875%, 10/1/20	519	441

		2,741

Information Technology—1.0%
Advanced Micro Devices, Inc. 6.750%, 3/1/19	118	91
7.750%, 8/1/20	30	22
7.000%, 7/1/24	140	99
Aegis Merger Sub, Inc. 144A 10.250%, 2/15/23(3)	35	36
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	95	74
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(3)(9)	85	61

		383

Materials—5.1%
Aruba Investments, Inc. 144A 8.750%, 2/15/23(3)	35	35
Cimento Tupi SA 144A 9.750%, 5/11/18(3)(6)	60	16
Cimento Tupi SA RegS 9.750%, 5/11/18(4)(6)	41	11
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(3)	90	91
FMG Resources August 2006 Property Ltd. 144A 9.750%, 3/1/22(3)	130	130
Gold Fields Orogen Holding BVI Ltd. RegS 4.875%, 10/7/20(4)	200	163
Hexion, Inc. 6.625%, 4/15/20	60	51
10.000%, 4/15/20	45	43
IAMGOLD Corp. 144A 6.750%, 10/1/20(3)	115	87

	PAR VALUE	VALUE

Materials—continued
Metinvest BV RegS 8.750%, 2/14/18(4)	$200	$ 127
NTRP Via Interpipe, Ltd. 10.250%, 8/2/17(5)(6)	200	64
Optima Specialty Steel, Inc. 144A 12.500%, 12/15/16(3)	812	727
Petra Diamonds US Treasury PLC 144A 8.250%, 5/31/20(3)	200	184
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.000%, 12/1/18(3)	20	17
8.250%, 1/15/21(3)	145	122
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(3)	110	104

		1,972

Telecommunication Services—5.7%
Avanti Communications Group PLC 144A 10.000%, 10/1/19(3)	892	798
Axtel SAB de CV RegS 9.000%, 1/31/20(2)(4)	70	72
Digicel Ltd. RegS 6.000%, 4/15/21(4)	200	181
Frontier Communications Corp. 7.625%, 4/15/24	50	45
Frontier Communications Corp. 144A 8.875%, 9/15/20(3)	15	16
10.500%, 9/15/22(3)	15	16
11.000%, 9/15/25(3)	20	21
Intelsat Luxembourg SA 7.750%, 6/1/21	90	54
Neptune Finco Corp. 144A 10.875%, 10/15/25(3)	55	59
Sprint Capital Corp. 6.875%, 11/15/28	70	58
8.750%, 3/15/32	60	54
Sprint Corp. 7.125%, 6/15/24	15	13
7.625%, 2/15/25	45	40

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—continued
Trilogy International Partners LLC / Trilogy International Finance, Inc. 144A 10.250%, 8/15/16(3)	$790	$ 781

		2,208

Utilities—0.9%
Dynegy, Inc. 7.375%, 11/1/22	60	61
7.625%, 11/1/24	35	35
GenOn Americas Generation LLC 9.125%, 5/1/31	125	94
Illinois Power Generating Co. 6.300%, 4/1/20	35	28
Terraform Global Operating LLC 144A 9.750%, 8/15/22(3)	140	126

		344
TOTAL CORPORATE BONDS (Identified Cost $17,936)		15,611

LOAN AGREEMENTS—9.8%

Consumer Discretionary—3.0%
Adria Topco B.V. 9.000%, 6/4/19	1	1
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	50	49
Ascena Retail Group, Inc. Tranche B 5.250%, 8/21/22	65	63
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-6 9.500%, 3/1/17(10)	55	51
Gymboree Corp., The 5.000%, 2/23/18	85	55
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) Tranche D 6.938%, 1/30/19	190	160
Indra Holdings Corp. First Lien 5.250%, 5/1/21	33	32
Mashantucket Peqout, Term Loan A 5.000%, 7/1/18	150	113

	PAR VALUE	VALUE

Consumer Discretionary—continued
MediArena Acquisition B.V. (fka AP NMT Acquisition B.V.) First Lien Term Loan B 6.750%, 8/13/21	$58	$ 55
Mohegan Tribal Gaming Authority Term Loan B 5.500%, 6/15/18	39	39
Nine West Holdings, Inc. 4.750%, 10/8/19	15	13
6.250%, 1/8/20	70	45
Red Lobster Management LLC First Lien 6.250%, 7/28/21	74	74
SK Spice S.A.R.L, Term Loan B 0.000%, 6/1/21(11)	35	38
Spencer Gifts LLC (Spirit Halloween Superstores LLC) Second Lien 0.000%, 6/29/22(11)	23	23
Toys ’R’ US (Canada) Ltd. Tranche A-1 8.250%, 10/24/19	38	38
Toys ’R’ US-Delaware, Inc. Term Loan B-4 9.750%, 4/24/20	109	96
Toys ’R’ US-Delaware, Inc. Tranche A-1 8.250%, 10/24/19	47	47
Tribune Publishing Co. 5.750%, 8/4/21	100	95
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B 8.500%, 8/30/18	97	95

		1,182

Consumer Staples—0.7%
North Atlantic Trading Co, Inc. First Lien 8.083%, 1/13/20	273	271

Energy—0.6%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/18/20	35	27

	PAR VALUE	VALUE

Energy—continued
Longview Power, LLC Term Loan B Advance 7.000%, 4/13/21	$105	$ 103
Murray Energy Corp., Term Loan B-2 7.500%, 4/16/20	100	65
Preferred Proppants, LLC 6.750%, 7/27/20	79	47

		242

Financials—1.4%
Alinta Energy Finance Pty Limited Delayed Draw 6.375%, 8/13/18	3	3
Alinta Energy Finance Pty Limited, Term Loan B 6.375%, 8/13/19	47	47
Omnitracs, LLC (Coronado Holdings, LLC), Second Lien 8.875%, 5/25/21	442	431
Walter Investment Management Corp., Tranche B 4.750%, 12/18/20	53	48

		529

Health Care—1.3%
American Pacific Corp. 7.000%, 2/27/19	232	231
Lantheus Medical Imaging 7.000%, 6/30/22	60	56
Millennium Health, LLC (fka Millennium Laboratories, LLC) Tranche B 5.250%, 4/16/21	54	20
New MMI, Inc., Term Loan B 9.000%, 1/31/20	104	96
Onex Carestream Finance LP, Second Lien 9.500%, 12/7/19	105	99

		502

Industrials—0.3%
Koosharem, LLC 7.500%, 5/15/20	69	68

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Photonis Technologies SAS First Lien 8.500%, 9/18/19	$34	$ 33

		101

Information Technology—1.3%
BMC Software Finance, Inc. 5.000%, 9/10/20	48	43
GTCR Valor Companies, Inc. First Lien 6.000%, 5/30/21	54	53
Lanyon Solutions, Inc. (Lanyon, Inc.) Second Lien 9.500%, 11/15/21	440	418

		514

Materials—0.3%
Albaugh, LLC 6.000%, 5/31/21	70	70
Styrolution US Holding LLC First Lien Tranche B-1 6.500%, 11/7/19	50	50

		120

Utilities—0.9%
Empire Generating Co, LLC Advance Term Loan B 5.250%, 3/12/21	75	67
Empire Generating Co, LLC Advance Term Loan C 5.250%, 3/12/21	5	5
Moxie Patriot LLC Construction B-1 Advances 6.750%, 12/19/20	75	71
Panda Temple Power, LLC Advance 7.250%, 3/6/22	55	49
Texas Competitive Electric Holdings Company, LLC (TXU) 2014 Term Loan 4.677%, 11/18/15(10)	405	131

	PAR VALUE		VALUE

Utilities—continued
Texas Competitive Electric Holdings Company, LLC (TXU) 2017 Term Loan 4.677%, 10/10/17(10)	$90		$ 31

			354
TOTAL LOAN AGREEMENTS (Identified Cost $4,372)			3,815

CONVERTIBLE BONDS—0.5%

Consumer Discretionary—0.2%
Liberty Interactive LLC 3.750%, 2/15/30	147		88

Energy—0.0%
Alpha Natural Resources, Inc. 3.750%, 12/15/17(6)	40		1

Financials—0.3%
Bank of New York Mellon Luxembourg SA/The 4.469%, 12/15/50(2)	200	EUR	122
TOTAL CONVERTIBLE BONDS (Identified Cost $310)			211

	SHARES

PREFERRED STOCK—0.1%

Financials—0.1%
Capital One Financial Corp. Series B 6.000%	402		11
Regions Financial Corp. Series A 6.375%	394		10

			21
TOTAL PREFERRED STOCK (Identified Cost $19)			21

COMMON STOCKS—9.9%

Consumer Discretionary—1.0%
Grendene SA	5,300		25
Kohl’s Corp.	1,082		50
Pearson PLC	1,529		20
RTL Group SA	641		55
Sands China Ltd.	20,800		75
Societe Television Francaise 1	2,634		34

	SHARES	VALUE

Consumer Discretionary—continued
Viacom, Inc. Class B	997	$ 49
Vivendi SA	3,361	81

		389

Consumer Staples—0.4%
Ambev SA	5,000	25
Asaleo Care, Ltd.	34,249	43
Natura Cosmeticos SA	3,300	19
Procter & Gamble Co. (The)	970	74

		161

Energy—2.1%
Amec Foster Wheeler PLC	2,726	30
China Shenhua Energy Co. Ltd.	13,000	22
ConocoPhillips	2,173	116
Eni SpA	2,980	49
EnLink Midstream LLC	187	4
Exterran Holdings, Inc.	1,218	26
Gaslog Ltd.	2,048	24
Kinder Morgan, Inc.	5,911	162
Occidental Petroleum Corp.	550	41
Phillips 66	255	23
SemGroup Corp. Class A	1,388	63
Targa Resources Corp.	1,236	70
Total SA	1,784	86
TransCanada Corp.	481	16
Williams Cos, Inc. (The)	2,443	96

		828

Financials—2.2%
Agricultural Bank of China Ltd.	182,000	74
Alaris Royalty Corp.	2,223	47
Artisan Partners Asset Management, Inc. Class A	1,337	51
AXA SA	2,663	71
Banco do Brasil SA	7,600	32
BOC Hong Kong Holdings, Ltd.	10,500	34
Cembra Money Bank AG	843	50
China Construction Bank Corp.	93,000	67
Industrial & Commercial Bank of China Ltd.	37,000	24
Krung Thai Bank PCL	67,800	33
PacWest Bancorp	3,101	140

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	SHARES	VALUE

Financials—continued
People’s United Financial, Inc.	4,204	$67
Pruksa Real Estate PCL	29,900	24
Swedbank AB, Class A	2,792	64
UBM PLC	6,632	52
UNIQA Insurance Group AG	4,313	40

		870

Health Care—0.2%
Pfizer, Inc.	1,895	64

Industrials—0.7%
Eaton Corp. PLC	690	39
Macquarie Infrastructure Co. LLC	1,602	127
Rexel SA	2,705	37
Spotless Group Holdings, Ltd.	20,904	32
Yumeshin Holdings Co., Ltd.	4,800	28

		263

Information Technology—1.5%
Chicony Electronics Co., Ltd.	11,060	26
Cisco Systems, Inc.	4,079	118
Hewlett-Packard Co. Class W	1,719	21
Hon Hai Precision Industry Co., Ltd.	13,650	36
Maxim Integrated Products, Inc.	1,238	51
QUALCOMM, Inc.	945	56
Radiant Opto-Electronics Corp.	12,000	37
Seagate Technology PLC	821	31
Siliconware Precision Industries Co. ADR	16,373	110
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,322	95

		581

Materials—0.3%
Anglo American PLC	5,442	46
International Paper Co.	1,192	51

		97

	SHARES	VALUE

Telecommunication Services—0.9%
Bezeq The Israeli Telecommunication Corp. Ltd.	39,288	$84
Mobile Telesystems OJSC ADR	6,335	44
Telenor ASA	3,044	57
Verizon Communications, Inc.	850	40
Vodacom Group Ltd.	6,244	68
Vodafone Group PLC	20,449	68

		361

Utilities—0.6%
DUET Group	23,770	40
Huaneng Power International, Inc.	22,000	24
Pattern Energy Group, Inc.	1,894	44
Pennon Group PLC	1,707	21
Snam SpA	7,230	38
TerraForm Global, Inc. Class A(12)	10,351	79

		246

TOTAL COMMON STOCKS (Identified Cost $4,612)		3,860

MASTER LIMITED PARTNERSHIPS—12.5%
Energy—0.3%
Columbia Pipeline Partners LP	1,828	25
Golar LNG Partners LP	215	4
Tallgrass Energy Partners LP	1,277	55
Teekay Offshore Partners LP	47	1
VTTI Energy Partners LP	1,723	34

		119

Gas-Distribution—0.1%
AmeriGas Partners LP	734	31

Gas-Transportation—0.1%
PBF Logistics LP	1,111	23
Western Gas Equity Partners LP	534	23

		46

Oil & Gas Equipment & Services—0.0%
USA Compression Partners LP	18	—	(13)

	SHARES	VALUE

Oil Components-Exploration and Production— 0.4%
Antero Midstream Partners LP	2,946	$70
EQT GP Holdings LP	512	14
Summit Midstream Partners LP	3,852	72

		156

Oil-Field Services—0.6%
CrossAmerica Partners LP(14)	3,134	79
Exterran Partners LP	5,159	103
Rice Midstream Partners LP	4,741	65

		247

Pipelines—10.9%
Boardwalk Pipeline Partners LP	2,770	36
Buckeye Partners LP	4,617	313
Cheniere Energy Partners LP	2,283	64
Cone Midstream Partners LP	710	7
Crestwood Equity Partners LP	4,449	13
DCP Midstream Partners LP	2,135	61
Dominion Midstream Partners LP(12)	1,037	34
Enbridge Energy Partners LP	40	1
Energy Transfer Equity LP	16,494	355
Energy Transfer Partners LP	11,627	513
Enterprise Products Partners LP(14)	27,309	755
EQT Midstream Partners LP	1,381	102
Genesis Energy LP	1,408	57
Magellan Midstream Partners LP(14)	5,079	324
MarkWest Energy Partners LP	4,013	175
MPLX LP	688	27
NGL Energy Partners LP	5,017	93
NuStar Energy LP	1,997	101
ONEOK Partners LP	2,673	85
PennTex Midstream Partners LP	1,959	35
Plains All American Pipeline LP	10,682	339

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	SHARES	VALUE

Pipelines—continued
Plains GP Holdings LP Class A	4,264	$ 66
Shell Midstream Partners LP(14)	3,566	122
Sunoco Logistics Partners LP	2,464	72
Tallgrass Energy GP LP	1,031	25
Targa Resources Partners LP	3,249	97
Tesoro Logistics LP	4,048	227
Williams Partners LP	3,955	134

		4,233

Transportation-Marine—0.1%
Teekay LNG Partners Ltd.	1,831	46

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $5,872)		4,878

REAL ESTATE INVESTMENT TRUSTS—14.1%

Apartments—2.7%
American Campus Communities, Inc.	2,851	116
AvalonBay Communities, Inc.	1,515	265
Camden Property Trust	3,261	240
Equity Residential	5,392	417

		1,038

Diversified—0.8%
American Assets Trust, Inc.	408	17
DuPont Fabros Technology, Inc.	1,302	42
Fibra Uno Administracion SA de CV	17,900	39
Lexington Realty Trust	3,856	34
Vornado Realty Trust	1,893	191

		323

Freestanding—0.2%
Spirit Realty Capital, Inc.	6,439	66

Health Care—1.0%
Care Capital Properties, Inc.	1,234	41
Medical Properties Trust, Inc.	6,158	70
National Health Investors, Inc.	528	31
Senior Housing Properties Trust	2,563	39

	SHARES	VALUE

Health Care—continued
Ventas, Inc.	2,132	$ 114
Welltower, Inc.	1,700	110

		405

Industrial—0.6%
Prologis, Inc.	5,056	216

Infrastructure—1.3%
American Tower Corp.	4,968	508

Lodging/Resort—1.0%
Host Hotels & Resorts, Inc.	3,569	62
LaSalle Hotel Properties	6,691	197
RLJ Lodging Trust	3,119	78
Sunstone Hotel Investors, Inc.	4,691	68

		405

Mixed—0.3%
Duke Realty Corp.	5,134	106

Mortgage—0.3%
Blackstone Mortgage Trust, Inc. Class A	3,721	102

Office—1.5%
BioMed Realty Trust, Inc.	984	23
Boston Properties, Inc.	1,739	219
Columbia Property Trust, Inc.	1,561	39
Corporate Office Properties Trust	2,853	66
Hudson Pacific Properties, Inc.	1,718	49
New York REIT, Inc.	4,759	54
Paramount Group, Inc.	3,755	67
SL Green Realty Corp.	612	72

		589

Regional Malls—2.4%
CBL & Associates Properties, Inc.	7,259	106
General Growth Properties, Inc.	2,387	69
Simon Property Group, Inc.	3,181	641
Taubman Centers, Inc.	1,718	132

		948

Self Storage—0.8%
CubeSmart	2,396	67

	SHARES	VALUE

Self Storage—continued
Public Storage	1,127	$ 258

		325

Shopping Centers—0.7%
Acadia Realty Trust	796	26
Brixmor Property Group, Inc.	2,613	67
DDR Corp.	4,211	71
Ramco-Gershenson Properties Trust	2,472	42
Retail Properties of America, Inc. Class A	2,760	41
WP GLIMCHER, Inc.	3,288	38

		285

Timber—0.4%
Weyerhaeuser Co.	5,841	171

Warehouse/Industrial—0.1%
EastGroup Properties, Inc.	306	17

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $5,243)		5,504

EXCHANGE-TRADED FUNDS—0.1%

Exchange Traded Funds—0.1%
iShares MSCI Mexico Capped ETF(15)	990	54

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $59)		54

	CONTRACTS

PURCHASED SWAPTIONS—0.0%

Put Swaptions—0.0%
10-Year USD Interest Rate Swap Expiring 03/14/16 Strike price $1.45(16)	1,500	13

TOTAL PURCHASED SWAPTIONS
(Identified Cost $15)		13

TOTAL LONG TERM INVESTMENTS — 91.9%
(Identified Cost $40,326)		35,792

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	SHARES	VALUE

SHORT-TERM INVESTMENTS—6.7%

Money Market Mutual Funds—6.7%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	2,614,287	$ 2,614

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,614)		2,614

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 98.6%
(Identified Cost $42,940)		38,406	(1)

SECURITIES SOLD SHORT—(2.2)%

Exchange Traded Funds—(2.2)%
Energy Select Sector SPDR Fund(15)(17)	(607)	$ (41)
SPDR S&P 500 ETF Trust(15)(17)	(3,756)	(781)
SPDR S&P Oil & Gas Exploration & Production ETF(15)(17)	(834)	(31)

		(853)

TOTAL SECURITIES SOLD SHORT
(Proceeds $(875))		(853	)(1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 96.4%
(Identified Cost $42,065)		37,553
Other assets and liabilities, net — 3.6%		1,401

NET ASSETS — 100.0%		$38,954

Footnote Legend:
(1)	Federal Income Tax Information: For tax information at October 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2015.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $9,546 or 24.5% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(6)	Security in default.
(7)	86% of the income received was in cash and 14% in PIK.
(8)	Illiquid security.
(9)	100% of the income received was in cash.
(10)	Security in default, interest payments are being received during the bankruptcy proceedings.
(11)	This loan will settle after October 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(12)	Non-income producing.
(13)	Amount is less than $500.
(14)	All or a portion segregated as collateral for securities sold short.
(15)	These Funds are public funds and the prospectus and annual reports are publicly available.
(16)	Strike price not reported in thousands.
(17)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

Abbreviations:
ADR	American Depositary Receipt
CBT	Chicago Board of Trade
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trusts
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Foreign Currencies:

BRL	Brazilian Real
EUR	European Currency Unit
INR	Indian Rupee
USD	United States Dollar

Country Weightings (Unaudited)†
United States	71%
United Kingdom	3
Canada	3
Luxembourg	2
Argentina	2
Cayman Islands	1
Marshall Islands	1
Netherlands	1
Mexico	1
Other	15
Total	100%

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

Futures contracts as of October 31, 2015 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5 Year Treasury Note (CBT)	January 2016	(14)	$ (1,677)	$ (7)
Total				$ (7)

Forward foreign currency exchange contracts as of October 31, 2015 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	16,342	USD	250	JPMorgan Chase Bank N.A.	12/11/15	$ (2)
INR	5,264	USD	80	JPMorgan Chase Bank N.A.	12/11/15	— (a)
USD	70	EUR	62	The Bank Of New York Mellon	12/15/15	2
USD	8	EUR	7	The Bank Of New York Mellon	12/15/15	— (a)
USD	154	EUR	136	JPMorgan Chase Bank N.A.	3/16/16	4
USD	298	EUR	265	JPMorgan Chase Bank N.A.	4/06/16	6
USD	364	EUR	330	JPMorgan Chase Bank N.A.	7/25/16	(1)
USD	51	EUR	46	JPMorgan Chase Bank N.A.	7/25/16	— (a)
Total						$ 9

Footnote Legend:

(a)	Amount is less than $500.

Over-the-counter credit default swap- buy protection(1) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Mitsui O.S.K. Lines, Ltd.	JPMorgan Chase Bank N.A.	1%	12/20/20	17,000	JPY	$ 3	$ $4	$ $(1)
Standard Euro Finance Corp.	JPMorgan Chase Bank N.A.	1%	12/20/20	260	EUR	15	27	(12)
Total						$18	$ 31	$ (13)

Over-the-counter credit default swap- sell protection(3) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)	Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Standard Euro Finance Corp.	JPMorgan Chase Bank N.A.	1%	12/20/20	260 EUR	$(1)	$(6)	$5
Total					$(1)	$(6)	$5

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Standard Euro Finance Corp.	260 EUR	$ —	A+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-counter total return swap outstanding as of October 31, 2015 were as follows:

Reference Entity	Floating Rate(a)	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	12/20/15	688	USD	$ (6)	$ —	$ (6)
Total						$ (6)	$ —	$ (6)

Footnote Legend:

(a)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,172	$ —	$ 998	$174
Municipal Bonds	293	—	293	—
Mortgaged-Backed Securities	30	—	30	—
Asset-Backed Securities	330	—	330	—
Corporate Bonds	15,611	—	15,464	147
Loan Agreements	3,815	—	3,743	72
Convertible Bonds	211	—	211	—
Equity Securities:
Preferred Stock	21	21	—	—
Common Stocks	3,860	3,241	619	—
Exchange-Traded Funds	54	54	—	—
Master Limited Partnerships	4,878	4,878	—	—
Real Estate Investment Trusts	5,504	5,504	—	—
Purchased Swaptions	13	—	13	—
Short-Term Investments	2,614	2,614	—	—
Forward Foreign Currency Exchange Contracts	12	—	12	—
Over-the-Counter Credit Default Swap	18	—	18	—

Total Assets	38,436	16,312	21,731	393

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Concluded)

OCTOBER 31, 2015

($ are reported in thousands)

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Securities Sold Short	$(853)	$(853)	$ —	$ —
Futures Contracts	(7)	(7)	—	—
Forward Foreign Currency Exchange Contracts	(3)	—	(3)	—
Over-the-Counter Credit Default Swap	(1)	—	(1)	—
Over-the-Counter Total Return Swap	(6)	—	(6)	—

Total Liabilities	$(870)	$(860)	$(10)	$ —

Securities held by the Fund with an end of period value of $339 were transferred from Level 1 to Level 2 based on our valuation procedures for non-US securities. (See Note 2B in the Notes to Financial Statements.)

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value:

	Total	Foreign Government Securities	Corporate Bonds	Loan Agreement
Investments in Securities
Balance as of October 31, 2014	$ 386	$ 237	$149	$ —
Accrued discount/(premium)	— (a)	— (a)	—	— (a)
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation) (b)	(69)	(63)	1	(7)
Purchases	79	—	—	79
Sales	—	—	—	—
Transfers into Level 3 (c)	—	—	—	—
Transfers from Level 3 (c)	—	—	—	—
Paydowns	(3)	—	(3)	—

Balance as of October 31, 2015	$ 393	$ 174 (d)	$ 147 (d)	$ 72 (d)

Footnote Legend:

(a)	Amount is less than $500.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2015 was $(69).
(c)	“Transfers into and/or from” represent the ending value as of October 31, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(d)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—21.0%

Agency—2.0%
FHLB
0.400%, 6/17/16	$100	$ 100
0.310%, 11/7/16(2)	500	500

		600

Non-Agency—19.0%
United States Treasury 0.097%, 7/31/17(2)	300	300
United States Treasury Inflation Indexed Bonds 0.375%, 7/15/25	4,171	4,072
1.375%, 2/15/44	1,023	1,062
United States Treasury Note/Bond 0.625%, 9/30/17	300	299
0.750%, 4/15/18	100	100

		5,833

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $6,474)		6,433

MUNICIPAL BONDS—0.6%

New Jersey—0.2%
Tobacco Settlement Financing Corp. Series 1-A 4.750%, 6/1/34	60	48

Puerto Rico—0.2%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	5	3
5.125%, 7/1/37	35	22
5.250%, 7/1/37	35	22
5.000%, 7/1/41	5	3
Puerto Rico Sales Tax Financing Corp. Series A 5.000%, 8/1/46	5	3
0.000%, 8/1/54	210	14

		67

Texas—0.2%
Texas Public Finance Authority 8.250%, 7/1/24	65	65

TOTAL MUNICIPAL BONDS
(Identified Cost $185)		180

	PAR VALUE	VALUE

MORTGAGED-BACKED SECURITIES—0.1%

Non-Agency—0.1%
Great Wolf Trust 15-WFMZ, M 144A 7.195%, 5/15/32(2)(3)	$20	$ 20

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $20)		20

ASSET-BACKED SECURITIES—0.3%
Cutwater Ltd. CLO 14-1A, C 144A 3.989%, 7/15/26(2)(3)	100	95

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $94)		95

CORPORATE BONDS—11.7%

Communications—0.0%
Altice US Finance SA 144A 7.750%, 7/15/25(3)	10	10

Consumer Discretionary—3.8%
APX Group, Inc. 6.375%, 12/1/19	15	15
8.750%, 12/1/20	105	87
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	45	26
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(4)	140	113
9.000%, 2/15/20(4)	70	57
Chester Downs & Marina LLC / Chester Downs Finance Corp. 144A 9.250%, 2/1/20(3)	85	64
Claire’s Stores, Inc. 8.875%, 3/15/19	62	25
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	40	33
7.750%, 6/1/20(3)	10	3
Cumulus Media Holdings, Inc. 7.750%, 5/1/19	35	23
DISH DBS Corp. 5.875%, 11/15/24	15	14
Guitar Center, Inc. 144A 6.500%, 4/15/19(3)	35	33
9.625%, 4/15/20(3)	105	88

	PAR VALUE	VALUE

Consumer Discretionary—continued
iHeartCommunications, Inc. 10.000%, 1/15/18	$20	$ 11
9.000%, 3/1/21	20	17
iHeartCommunications, Inc. PIK Capitalization, 2.00% Interest, 12.00% Capitalization 14.000%, 2/1/21(5)	21	9
JC Penney Corp., Inc. 5.650%, 6/1/20	35	32
McClatchy Co. (The) 9.000%, 12/15/22	35	34
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	110	114
Nine West Holdings, Inc. 144A 8.250%, 3/15/19(3)	95	53
Radio One, Inc. 144A 9.250%, 2/15/20(3)	45	37
Scientific Games International, Inc. 10.000%, 12/1/22	45	40
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	75	79
Sirius XM Radio, Inc. 144A 5.375%, 4/15/25(3)	65	67
Time Warner Cable, Inc. 6.750%, 6/15/39	10	10
5.500%, 9/1/41	10	9
Toys R Us, Inc. 10.375%, 8/15/17	50	41
7.375%, 10/15/18	60	40
Yum! Brands, Inc. 6.875%, 11/15/37	10	9

		1,183

Consumer Staples—0.6%
New Albertson’s, Inc. 7.750%, 6/15/26	100	99
7.450%, 8/1/29	10	10
8.700%, 5/1/30	5	5
8.000%, 5/1/31	10	10
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	30	32
6.875%, 12/15/28(3)	15	18

		174

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR
	VALUE	VALUE

Energy—2.1%
Alpha Natural Resources, Inc. 6.000%, 6/1/19(4)	$15	$ 1
6.250%, 6/1/21(4)	15	1
Basic Energy Services, Inc. 7.750%, 2/15/19	30	12
7.750%, 10/15/22	20	7
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	40	40
Energy Transfer Equity LP 5.875%, 1/15/24	60	58
EXCO Resources, Inc. 8.500%, 4/15/22	15	4
Jupiter Resources, Inc. 144A 8.500%, 10/1/22(3)	60	31
Kosmos Energy, Ltd. 144A 7.875%, 8/1/21(3)	25	22
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	40	35
Memorial Production Partners LP / Memorial Production Finance Corp. 7.625%, 5/1/21	20	13
6.875%, 8/1/22	30	19
Murray Energy Corp. 144A 11.250%, 4/15/21(3)	50	14
Pacific Drilling SA 144A 5.375%, 6/1/20(3)	50	27
Parker Drilling Co. 6.750%, 7/15/22	55	43
PBF Logistics LP / PBF Logistics Finance Corp. 144A 6.875%, 5/15/23(3)	55	51
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(3)	45	46
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	190	186
Sabine Pass Liquefaction LLC 144A 5.625%, 3/1/25(3)	10	10

	PAR
	VALUE	VALUE

Energy—continued
SandRidge Energy, Inc. 7.500%, 2/15/23	$60	$ 14

		634

Financials—0.9%
Credit Acceptance Corp. 6.125%, 2/15/21	30	30
Credit Acceptance Corp. 144A 7.375%, 3/15/23(3)	5	5
Earls Thirteen Ltd. 144A 5.444%, 4/28/18(3)(6)	147	147
Genworth Holdings, Inc. 7.200%, 2/15/21	5	5
7.625%, 9/24/21	25	23
6.500%, 6/15/34	5	4
6.150%, 11/15/66(2)	20	9
Kennedy-Wilson, Inc. 5.875%, 4/1/24	25	25
Ocwen Financial Corp. 144A 7.125%, 5/15/19(3)	35	32

		280

Health Care—0.4%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	45	36
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	30	26
Immucor, Inc. 11.125%, 8/15/19	20	21
Kindred Healthcare, Inc. 8.000%, 1/15/20	30	31

		114

Industrials—0.9%
Cenveo Corp. 144A 6.000%, 8/1/19(3)	20	18
8.500%, 9/15/22(3)	65	48
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	55	47
Monitronics International, Inc. 9.125%, 4/1/20	105	91

	PAR
	VALUE	VALUE

Industrials—continued
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 144A 8.625%, 6/1/21(3)	$30	$ 29
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50	51

		284

Information Technology—0.7%
Advanced Micro Devices, Inc. 7.750%, 8/1/20	30	22
7.000%, 7/1/24	90	63
Aegis Merger Sub, Inc. 144A 10.250%, 2/15/23(3)	20	21
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	80	62
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(3)(7)	55	40

		208

Materials—1.1%
Aruba Investments, Inc. 144A 8.750%, 2/15/23(3)	20	20
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(3)	60	61
Hexion, Inc. 6.625%, 4/15/20	35	30
10.000%, 4/15/20	30	29
IAMGOLD Corp. 144A 6.750%, 10/1/20(3)	70	53
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.000%, 12/1/18(3)	20	17
8.250%, 1/15/21(3)	90	76
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(3)	70	66

		352

Telecommunication Services—0.9%
Frontier Communications Corp. 7.625%, 4/15/24	30	27

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—continued
Frontier Communications Corp. 144A 8.875%, 9/15/20(3)	$ 10	$ 10
10.500%, 9/15/22(3)	10	10
11.000%, 9/15/25(3)	15	16
Intelsat Luxembourg SA 7.750%, 6/1/21	50	30
Neptune Finco Corp. 144A 10.875%, 10/15/25(3)	55	59
Sprint Capital Corp. 8.750%, 3/15/32	40	36
Sprint Corp. 7.125%, 6/15/24	45	40
7.625%, 2/15/25	45	40

		268

Utilities—0.3%
Dynegy, Inc. 7.375%, 11/1/22	40	41
7.625%, 11/1/24	25	25
Illinois Power Generating Co. 6.300%, 4/1/20	20	16

		82

TOTAL CORPORATE BONDS
(Identified Cost $4,038)		3,589

COMMODITY LINKED NOTES—2.0%

Financials—2.0%
Canadian Imperial Bank of Commerce 0.001%, 9/19/16	385	284
Royal Bank of Canada 144A 0.080%, 10/11/16(2)(3)	320	316

		600

TOTAL COMMODITY LINKED NOTES
(Identified Cost $705)		600

CONVERTIBLE BONDS—0.2%

Consumer Discretionary—0.2%
Liberty Interactive LLC 3.750%, 2/15/30	100	59

Energy—0.0%
Alpha Natural Resources, Inc. 3.750%, 12/15/17(4)	25	1

TOTAL CONVERTIBLE BONDS
(Identified Cost $90)		60

	PAR VALUE	VALUE

LOAN AGREEMENTS—5.3%

Consumer Discretionary—2.5%
Adria Topco B.V. 9.000%, 6/4/19	$ 1	$ 1
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	30	29
Ascena Retail Group, Inc. Tranche B 5.250%, 8/21/22	45	43
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-6 9.500%, 3/1/17(8)	35	32
Gymboree Corp., The 5.000%, 2/23/18	60	39
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) Tranche D 6.938%, 1/30/19	120	101
Indra Holdings Corp. First Lien 5.250%, 5/1/21	19	18
Mashantucket Peqout, Term Loan A 5.000%, 7/1/18	98	74
MediArena Acquisition B.V. (fka AP NMT Acquisition B.V.) First Lien Term Loan B 6.750%, 8/13/21	35	34
Mohegan Tribal Gaming Authority Term Loan B 5.500%, 6/15/18	30	29
Nine West Holdings, Inc. 4.750%, 10/8/19	10	9
6.250%, 1/8/20	50	32
Red Lobster Management LLC First Lien 6.250%, 7/28/21	50	50
SK Spice S.A.R.L, Term Loan B 0.000%, 6/1/21(9)	20	22

	PAR VALUE	VALUE

Consumer Discretionary—continued
Spencer Gifts LLC (Spirit Halloween Superstores LLC) Second Lien 0.000%, 6/29/22(9)	$ 16	$ 16
Toys ’R’ US (Canada) Ltd. Tranche A-1 8.250%, 10/24/19	25	25
Toys ’R’ US-Delaware, Inc. Term Loan B-4 9.750%, 4/24/20	70	61
Toys ’R’ US-Delaware, Inc. Tranche A-1 8.250%, 10/24/19	30	31
Tribune Publishing Co. 5.750%, 8/4/21	67	63
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B 8.500%, 8/30/18	62	60

		769

Energy—0.6%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/18/20	20	15
Longview Power, LLC Term Loan B Advance 7.000%, 4/13/21	65	64
Murray Energy Corp., Term Loan B-2 7.500%, 4/16/20	100	65
Preferred Proppants, LLC 6.750%, 7/27/20	54	32

		176

Financials—0.1%
Walter Investment Management Corp., Tranche B 0.000%, 12/18/20(9)	34	31

Health Care—0.7%
CCS Intermediate Holdings, LLC, First Lien 5.000%, 7/23/21	64	60
Millennium Health, LLC (fka Millennium Laboratories, LLC) Tranche B 5.250%, 4/16/21	35	13

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
New MMI, Inc., Term Loan B 9.000%, 1/31/20	$70	$ 64
Onex Carestream Finance LP, Second Lien 9.500%, 12/7/19	70	65

		202

Industrials—0.2%
Koosharem, LLC 7.500%, 5/15/20	49	48
Photonis Technologies SAS First Lien 8.500%, 9/18/19	25	24

		72

Information Technology—0.2%
BMC Software Finance, Inc. 5.000%, 9/10/20	29	26
GTCR Valor Companies, Inc. First Lien 6.000%, 5/30/21	35	34

		60

Materials—0.3%
Albaugh, LLC 6.000%, 5/31/21	47	47
Styrolution U.S. Holdings LLC Term Loan B-1 6.500%, 11/7/19	35	35

		82

Utilities—0.7%
Empire Generating Co, LLC Advance Term Loan B 5.250%, 3/12/21	47	42
Empire Generating Co, LLC Advance Term Loan C 5.250%, 3/12/21	3	3
Moxie Patriot LLC Construction B-1 Advances 6.750%, 12/19/20	50	48
Panda Temple Power, LLC Advance 7.250%, 3/6/22	35	31

	PAR VALUE	VALUE

Utilities—continued
Texas Competitive Electric Holdings Company, LLC (TXU) 2014 Term Loan 4.677%, 11/18/15(8)	$275	$ 89
Texas Competitive Electric Holdings Company, LLC (TXU) 2017 Term Loan 4.677%, 10/10/17(8)	55	19

		232

TOTAL LOAN AGREEMENTS
(Identified Cost $1,968)		1,624

	SHARES

COMMON STOCKS—17.1%

Consumer Discretionary—1.4%
Eutelsat Communications SA	6,701	221
SES SA	7,502	222

		443

Energy—1.1%
EnLink Midstream LLC	176	4
Exterran Holdings, Inc.	1,089	24
Gaslog Ltd.	1,831	21
Kinder Morgan, Inc.	1,423	39
Phillips 66	240	21
SemGroup Corp. Class A	1,242	57
Targa Resources Corp.	1,105	63
TransCanada Corp.	430	14
Williams Cos, Inc. (The)(10)	2,184	86

		329

Industrials—7.4%
Abertis Infraestructuras SA	13,385	222
Aeroports de Paris	766	96
ASTM SpA	3,700	50
Atlantia SpA	13,434	372
CSX Corp.	10,631	287
Flughafen Wien AG	300	28
Flughafen Zuerich AG	36	27
Fraport AG Frankfurt Airport Services Worldwide	2,331	148
Macquarie Atlas Roads Group	23,300	67

	SHARES	VALUE

Industrials—continued
Macquarie Infrastructure Co. LLC	1,432	$ 114
Norfolk Southern Corp.	2,845	228
Societa Iniziative Autostradali e Servizi SpA	6,700	77
Transurban Group	26,312	195
Vinci SA	5,300	358

		2,269

Utilities—7.2%
Ameren Corp.	4,900	214
AusNet Services	70,780	73
DUET Group	138,826	233
Great Plains Energy, Inc.	8,600	236
Hera SpA	28,300	74
Pennon Group PLC	16,653	208
PG&E Corp.	1,700	91
REN - Redes Energeticas Nacionais SGPS SA	8,800	27
SJW Corp.	500	16
Snam SpA	77,135	400
Spark Infrastructure Group	85,400	126
Terna Rete Elettrica Nazionale SpA	81,974	417
Toho Gas Co. Ltd.	2,111	13
Tokyo Gas Co. Ltd.	17,000	84

		2,212

TOTAL COMMON STOCKS
(Identified Cost $5,512)		5,253

MASTER LIMITED PARTNERSHIPS—14.3%

Energy—0.4%
Columbia Pipeline Partners LP	1,634	22
Golar LNG Partners LP	203	4
Tallgrass Energy Partners LP	1,142	49
Teekay Offshore Partners LP	43	1
VTTI Energy Partners LP	1,541	31

		107

Gas-Distribution—0.1%
AmeriGas Partners LP	656	28

Gas-Transportation—0.1%
PBF Logistics LP	993	21

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Gas-Transportation—continued
Western Gas Equity Partners LP	478	$21

		42

Oil & Gas Equipment & Services—0.0%
USA Compression Partners LP	16	—	(11)

Oil Components-Exploration and Production— 0.5%
Antero Midstream Partners LP	2,634	63
EQT GP Holdings LP	458	12
Summit Midstream Partners LP	3,444	64

		139

Oil-Field Services—0.7%
CrossAmerica Partners LP(10)	2,802	71
Exterran Partners LP	4,724	94
Rice Midstream Partners LP	4,238	58

		223

Pipelines—12.4%
Boardwalk Pipeline Partners LP	2,478	32
Buckeye Partners LP	4,127	280
Cheniere Energy Partners LP	2,041	57
Cone Midstream Partners LP	635	6
Crestwood Equity Partners LP	3,976	12
DCP Midstream Partners LP	1,908	55
Dominion Midstream Partners LP(12)	927	30
Enbridge Energy Partners LP	35	1
Energy Transfer Equity LP	14,748	318
Energy Transfer Partners LP	10,649	470
Enterprise Products Partners LP(10)	24,477	676
EQT Midstream Partners LP	1,235	92
Genesis Energy LP	1,258	51
Magellan Midstream Partners LP	4,542	290
MarkWest Energy Partners LP	3,666	160
MPLX LP	630	24
NGL Energy Partners LP	4,485	83

	SHARES	VALUE

Pipelines—continued
NuStar Energy LP	1,785	$90
ONEOK Partners LP	2,389	76
PennTex Midstream Partners LP(12)	1,752	31
Plains All American Pipeline LP	9,640	306
Plains GP Holdings LP Class A	3,786	59
Shell Midstream Partners LP	3,188	109
Sunoco Logistics Partners LP	2,203	64
Tallgrass Energy GP LP	921	22
Targa Resources Partners LP	2,906	87
Tesoro Logistics LP	3,618	203
Williams Partners LP	3,535	120

		3,804

Transportation-Marine—0.1%
Teekay LNG Partners Ltd.	1,648	41

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $5,340)		4,384

REAL ESTATE INVESTMENT TRUSTS—20.1%

Apartments—4.1%
American Campus Communities, Inc.	3,452	140
AvalonBay Communities, Inc.	1,819	318
Camden Property Trust	3,918	289
Equity Residential	6,478	501

		1,248

Diversified—1.0%
American Assets Trust, Inc.	463	20
DuPont Fabros Technology, Inc.	1,564	50
Vornado Realty Trust	2,277	229

		299

Freestanding—0.2%
Spirit Realty Capital, Inc.	7,745	79

Health Care—1.4%
Care Capital Properties, Inc.	1,470	48
Medical Properties Trust, Inc.	3,064	35
National Health Investors, Inc.	633	37

	SHARES	VALUE

Health Care—continued
Senior Housing Properties Trust	3,082	$47
Ventas, Inc.	2,550	137
Welltower, Inc.	2,020	131

		435

Industrial—0.8%
Prologis, Inc.	6,065	259

Infrastructure—2.0%
American Tower Corp.	5,968	610

Lodging/Resort—1.3%
Host Hotels & Resorts, Inc.	4,225	73
LaSalle Hotel Properties	5,052	149
RLJ Lodging Trust	3,695	93
Sunstone Hotel Investors, Inc.	5,900	85

		400

Mixed—0.4%
Duke Realty Corp.	6,436	133

Office—2.3%
BioMed Realty Trust, Inc.	1,180	28
Boston Properties, Inc.	2,088	263
Columbia Property Trust, Inc.	1,822	45
Corporate Office Properties Trust	3,443	79
Hudson Pacific Properties, Inc.	1,999	57
New York REIT, Inc.	5,669	65
Paramount Group, Inc.	4,493	80
SL Green Realty Corp.	730	86

		703

Regional Malls—3.6%
CBL & Associates Properties, Inc.	6,342	93
General Growth Properties, Inc.	2,848	82
Simon Property Group, Inc.	3,821	770
Taubman Centers, Inc.	2,094	161

		1,106

Self Storage—1.3%
CubeSmart	2,880	80
Public Storage	1,354	311

		391

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Shopping Centers—1.0%
Acadia Realty Trust	932	$ 31
Brixmor Property Group, Inc.	3,141	80
DDR Corp.	5,048	85
Ramco-Gershenson Properties Trust	2,980	50
Retail Properties of America, Inc. Class A	3,260	49

		295

Timber—0.6%
Weyerhaeuser Co.	6,658	195

Warehouse/Industrial—0.1%
EastGroup Properties, Inc.	360	20

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $5,694)		6,173

TOTAL LONG TERM INVESTMENTS — 92.7%
(Identified Cost $30,120)		28,411

SHORT-TERM INVESTMENTS—5.5%

Money Market Mutual Funds—5.5%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	1,696,292	1,696

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,696)		1,696

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 98.2%
(Identified Cost $31,816)		30,107 (1)

SECURITIES SOLD SHORT—(2.5)%

Exchange Traded Funds—(2.5)%
Energy Select Sector SPDR Fund(13)(14)	(542)	(37)
SPDR S&P 500 ETF Trust(13)(14)	(3,358)	(698)

SHARES		VALUE

Exchange Traded Funds—continued
SPDR S&P Oil & Gas Exploration & Production ETF(13)(14)	(745)	$(28)

		(763)

TOTAL SECURITIES SOLD SHORT
(Proceeds $(781))		(763	)(1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 95.7%
(Identified Cost $31,035)		$29,344
Other assets and liabilities, net — 4.3%		1,326

NET ASSETS — 100.0%		$30,670

Footnote Legend:

(1)    Federal Income Tax Information: For tax information at October 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

(2)    Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2015.

(3)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $2,087 or 6.8% of net assets.

(4)    Security in default.

(5)   86% of the income received was in cash and 14%  in PIK.

(6)    Illiquid security.

(7)    100% of the income received was in cash.

(8)    Security in default, interest payments are being received during the bankruptcy proceedings.

(9)    This loan will settle after October 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.

(10)  All or a portion segregated as   collateral for securities sold short.

(11)  Amount is less than $500.

(12)  Non-income producing.

(13)  The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

(14)  These Funds are public funds and the prospectus and annual reports are publicly available.

Abbreviations:
CBT	Chicago Board of Trade
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
Foreign Currencies:
USD	United States Dollar

Country Weightings (Unaudited)†
United States	83%
Italy	5
Canada	3
France	2
Australia	2
Luxembourg	1
Other	4
Total	100%
†% of total investments, net of securities sold short, as of October 31, 2015

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

Futures contracts as of October 31, 2015 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5 Year Treasury Note (CBT)	January 2016	(1)	$ (120)	$ —(a)
U.S. 10 Year Treasury Note (CBT)	December 2015	(15)	(1,915)	—(a)
U.S. Ultra Bond (CBT)	December 2015	(19)	(3,035)	8
Total				$ 8

Footnote Legend:

(a)  Amount is less than $500.

Over-the-counter total return swap outstanding as of October 31, 2015 was as follows:

Reference Entity	Floating Rate(a)	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-Month LIBOR	JPMorgan Chase Bank N.A.	12/20/15	$ 2	USD	$ (4)	$ —	$ (4)
Total						$ (4)	$ —	$ (4)

Footnote Legend:

(a) The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 6,433	$ —	$ 6,433	$ —
Municipal Bonds	180	—	180	—
Mortgage-Backed Securities	20	—	20	—
Asset-Backed Securities	95	—	95	—
Corporate Bonds	3,589	—	3,442	147
Commodity Linked Notes	600	—	600	—
Convertible Bonds	60	—	60	—
Loan Agreements	1,624	—	1,579	45
Equity Securities:
Common Stocks	5,253	4,462	791	—
Master Limited Partnerships	4,384	4,384	—	—
Real Estate Investment Trusts	6,173	6,173	—	—
Short-Term Investments	1,696	1,696	—	—
Futures Contracts	8	8	—	—

Total Assets	30,115	16,723	13,200	192

Liabilities:
Securities Sold Short	(763)	(763)	—	—
Futures Contracts	—(a)	— (a)	—	—
Over-the-Counter Total Return Swaps	(4)	—	(4)	—

Total Liabilities	$ (767)	$ (763)	$ (4)	$ —

Footnote Legend:

(a)  Amount is less than $500.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Concluded)

OCTOBER 31, 2015

($ reported in thousands)

Securities held by the Fund with an end of period value of $791 were transferred from Level 1 to Level 2 based on our valuation procedures for non-US securities. (See Note 2B in the Notes to Financial Statements.)

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds	Loan Agreements
Investments in Securities

Balance as of October 31, 2014	$149	$ 149	$ —
Accrued discount/(premium)	— (a)	—	— (a)
Realized gain (loss)	— (a)	—	— (a)
Change in unrealized appreciation (depreciation)(b)	(3)	1	(4)
Purchases	49	—	49
Sales	— (a)	— (a)	—
Transfers into Level 3(c)	—	—	—
Transfers from Level 3(c)	—	—	—
Paydowns	(3)	(3)	—

Balance as of October 31, 2015	$192	$147(d)	$ 45 (d)

Footnote Legend:

(a)	Amount is less than $500.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2015 was $(3).
(c)	“Transfers into and/or from” represent the ending value as of October 31, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(d)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—1.3%
Argentine Republic Government International Bond 0.000%, 12/15/35	4,670	EUR	$ 518
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/17	320	BRL	81
Hellenic Republic Government Bond
3.000%, 2/24/23(2)	22	EUR	18
3.000%, 2/24/24(2)	22	EUR	17
3.000%, 2/24/25(2)	22	EUR	17
3.000%, 2/24/26(2)	22	EUR	17
3.000%, 2/24/27(2)	22	EUR	16
3.000%, 2/24/28(2)	22	EUR	16
3.000%, 2/24/29(2)	22	EUR	16
3.000%, 2/24/30(2)	22	EUR	15
3.000%, 2/24/31(2)	22	EUR	15
3.000%, 2/24/32(2)	22	EUR	15
3.000%, 2/24/33(2)	22	EUR	15
3.000%, 2/24/34(2)	22	EUR	15
3.000%, 2/24/35(2)	22	EUR	14
3.000%, 2/24/36(2)	22	EUR	14
3.000%, 2/24/37(2)	22	EUR	14
3.000%, 2/24/38(2)	22	EUR	14
3.000%, 2/24/39(2)	22	EUR	14
3.000%, 2/24/40(2)	22	EUR	14
3.000%, 2/24/41(2)	22	EUR	14
3.000%, 2/24/42(2)	22	EUR	14
Kenya Treasury Bonds 144A 0.000%, 4/23/18(2)(3)	250		174
Ukraine Railways via Shortline PLC RegS 9.500%, 5/21/18(4)(5)	200		162

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,287)			1,239

MUNICIPAL BONDS—0.3%

New Jersey—0.1%
Tobacco Settlement Financing Corp. Series 1-A 4.750%, 6/1/34	60		48

Puerto Rico—0.1%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	125		91
5.125%, 7/1/37	5		3
5.250%, 7/1/37	5		3
5.000%, 7/1/41	15		10

	PAR VALUE	VALUE

Puerto Rico—continued
Puerto Rico Sales Tax Financing Corp. Series A 5.000%, 8/1/46	$10	$ 6
0.000%, 8/1/54	230	15

		128

Texas—0.1%
Texas Public Finance Authority 8.250%, 7/1/24	100	99

TOTAL MUNICIPAL BONDS
(Identified Cost $300)		275

MORTGAGED-BACKED SECURITIES—0.0%

Non-Agency—0.0%
Great Wolf Trust 15-WFMZ, M 144A 7.195%, 5/15/32(2)(3)	35	34

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $35)		34

ASSET-BACKED SECURITIES—0.3%
Cutwater Ltd. CLO 14-1A, C 144A 3.989%, 7/15/26(2)(3)	100	95
THL Credit Wind River CLO Ltd. 14-3A, D 144A 4.345%, 1/22/27(2)(3)	250	235

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $336)		330

CORPORATE BONDS—18.3%

Communications—0.0%
Altice US Finance SA 144A 7.750%, 7/15/25(3)	15	14

Consumer Discretionary—3.1%
APX Group, Inc. 6.375%, 12/1/19	50	49
8.750%, 12/1/20	160	133
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	125	72
Caesars Entertainment Operating Co., Inc. 11.250%, 6/1/17(6)	10	8
9.000%, 2/15/20(6)	245	198
9.000%, 2/15/20(6)	100	81

	PAR VALUE	VALUE

Consumer Discretionary—continued
Chester Downs & Marina LLC / Chester Downs Finance Corp. 144A 9.250%, 2/1/20(3)	$1,135	$ 857
Claire’s Stores, Inc. 8.875%, 3/15/19	110	45
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	70	58
7.750%, 6/1/20(3)	15	4
Cumulus Media Holdings, Inc. 7.750%, 5/1/19	65	43
DISH DBS Corp. 5.000%, 3/15/23	10	9
5.875%, 11/15/24	20	19
Edcon Pty Ltd. RegS 9.500%, 3/1/18(4)	150	94
Grupo Famsa SAB de CV RegS 7.250%, 6/1/20(4)	63	57
Guitar Center, Inc. 144A 6.500%, 4/15/19(3)	65	61
9.625%, 4/15/20(3)	135	113
iHeartCommunications, Inc. 10.000%, 1/15/18	30	16
9.000%, 3/1/21	80	66
iHeartCommunications, Inc. PIK Capitalization, 2.00% Interest, 12.00% Capitalization 14.000%, 2/1/21(7)	26	11
JC Penney Corp., Inc. 8.125%, 10/1/19	15	15
5.650%, 6/1/20	40	37
McClatchy Co. (The) 9.000%, 12/15/22	60	58
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	215	223
Nine West Holdings, Inc. 144A 8.250%, 3/15/19(3)	150	84
Radio One, Inc. 144A 9.250%, 2/15/20(3)	90	75
Scientific Games International, Inc. 10.000%, 12/1/22	60	54
Scientific Games International, Inc. 144A

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
7.000%, 1/1/22(3)	$35	$ 36
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	105	111
Sirius XM Radio, Inc. 144A 5.375%, 4/15/25(3)	85	87
Time Warner Cable, Inc. 6.750%, 6/15/39	10	10
5.500%, 9/1/41	15	14
Toys R Us, Inc. 10.375%, 8/15/17	65	53
7.375%, 10/15/18	90	60
Yum! Brands, Inc. 6.875%, 11/15/37	25	22
5.350%, 11/1/43	5	4

		2,937

Consumer Staples—1.0%
Hema Bondco I BV 144A 6.250%, 6/15/19(3)	100	80
Kissner Milling Co., Ltd. 144A 7.250%, 6/1/19(3)	325	331
MHP SA RegS 8.250%, 4/2/20(4)	200	174
New Albertson’s, Inc. 7.750%, 6/15/26	115	114
7.450%, 8/1/29	125	122
8.700%, 5/1/30	5	5
8.000%, 5/1/31	10	10
Rite Aid Corp. 144A
6.125%, 4/1/23(3)	35	38
6.875%, 12/15/28(3)	40	48

		922

Energy—3.7%
Alpha Natural Resources, Inc. 6.000%, 6/1/19(6)	25	1
6.250%, 6/1/21(6)	15	1
Basic Energy Services, Inc. 7.750%, 2/15/19	70	29
7.750%, 10/15/22	30	11
Berau Capital Resources Pte, Ltd. RegS 12.500%, 7/8/15(4)(6)	100	30
Berau Coal Energy Tbk PT RegS 7.250%, 3/13/17(4)(6)	200	61

	PAR VALUE	VALUE

Energy—continued
Bumi Capital Pte, Ltd. RegS(4)(6) 12.000%, 11/10/16	$300	$ 58
Bumi Investment Pte, Ltd. RegS 10.750%, 10/6/17(4)(6)	885	173
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	55	56
Energy Transfer Equity LP 5.875%, 1/15/24	100	97
EXCO Resources, Inc. 8.500%, 4/15/22	15	4
Fermaca Enterprises de RL de CV RegS 6.375%, 3/30/38(4)	245	236
Forbes Energy Services Ltd. 9.000%, 6/15/19	475	323
Jupiter Resources, Inc. 144A 8.500%, 10/1/22(3)	110	58
Kosmos Energy, Ltd. 144A 7.875%, 8/1/21(3)	35	31
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	70	61
Memorial Production Partners LP / Memorial Production Finance Corp. 7.625%, 5/1/21	35	24
6.875%, 8/1/22	45	29
Murray Energy Corp. 144A 11.250%, 4/15/21(3)	75	20
Pacific Drilling SA 144A 5.375%, 6/1/20(3)	50	27
Pacific Drilling V, Ltd. 144A 7.250%, 12/1/17(3)	562	385
Pacific Rubiales Energy Corp. 144A 5.625%, 1/19/25(3)	100	38
Pacific Rubiales Energy Corp. RegS 5.375%, 1/26/19(4)	100	44
Parker Drilling Co. 6.750%, 7/15/22	100	77
PBF Logistics LP / PBF Logistics Finance Corp. 144A

	PAR VALUE	VALUE

Energy—continued
6.875%, 5/15/23(3)	$85	$ 79
Petrobras Global Finance BV 7.250%, 3/17/44	50	37
Petroleos de Venezuela SA 5.250%, 4/12/17	623	352
Petroleos de Venezuela SA RegS 9.000%, 11/17/21(4)	160	67
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(3)	105	107
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	205	201
Sabine Pass Liquefaction LLC 144A 5.625%, 3/1/25(3)	105	101
SandRidge Energy, Inc. 7.500%, 2/15/23	90	21
Sanjel Corp. 144A 7.500%, 6/19/19(3)	350	185
Seitel, Inc. 9.500%, 4/15/19	355	300
YPF SA RegS 8.750%, 4/4/24(4)	132	134

		3,458

Financials—1.4%
Ardshinbank CJSC via Dilijan Finance BV 144A 12.000%, 7/29/20(3)(5)	200	197
Banco do Brasil SA RegS 6.250%, 10/29/49(2)(4)	200	108
Credit Acceptance Corp. 6.125%, 2/15/21	50	50
Credit Acceptance Corp. 144A 7.375%, 3/15/23(3)	10	10
Earls Thirteen Ltd. 144A 5.444%, 4/28/18(3)(8)	147	147
Genworth Holdings, Inc. 7.200%, 2/15/21	5	5
7.625%, 9/24/21	25	24
6.500%, 6/15/34	45	33
6.150%, 11/15/66(2)	25	11
Global Cash Access, Inc. 144A

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
10.000%, 1/15/22(3)	$650	$603
Kennedy-Wilson, Inc. 5.875%, 4/1/24	40	40
Ocwen Financial Corp. 144A 7.125%, 5/15/19(3)	60	55

		1,283

Health Care—0.3%
AMAG Pharmaceuticals, Inc. 144A 7.875%, 9/1/23(3)(9)	25	23
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	50	41
CHS/Community Health Systems, Inc. 7.125%, 7/15/20(9)	65	67
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	55	48
Immucor, Inc. 11.125%, 8/15/19	5	5
Kindred Healthcare, Inc. 8.000%, 1/15/20	50	52
6.375%, 4/15/22	15	14

		250

Industrials—2.7%
Cenveo Corp. 144A 6.000%, 8/1/19(3)	35	31
8.500%, 9/15/22(3)	125	93
Gol LuxCo SA RegS 8.875%, 1/24/22(4)	200	106
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	95	81
Lansing Trade Group LLC / Lansing Finance Co., Inc. 144A 9.250%, 2/15/19(3)	417	402
Michael Baker International LLC / CDL Acquisition Co., Inc. 144A 8.250%, 10/15/18(3)	383	362
Monitronics International, Inc. 9.125%, 4/1/20	210	183

	PAR VALUE	VALUE

Industrials—continued
Navigator Holdings Ltd. 144A 9.000%, 12/18/17(3)	$328	$339
OAS Finance, Ltd. RegS 8.000%, 7/2/21(4)(6)	400	36
OAS Investments GmbH RegS 8.250%, 10/19/19(4)(6)	470	38
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 144A 8.625%, 6/1/21(3)	55	53
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50	51
Tervita Corp. 144A 8.000%, 11/15/18(3)	538	398
Titan International, Inc. 6.875%, 10/1/20	431	366

		2,539

Information Technology—0.5%
Advanced Micro Devices, Inc. 6.750%, 3/1/19	133	103
7.750%, 8/1/20	45	33
7.000%, 7/1/24	120	85
Aegis Merger Sub, Inc. 144A 10.250%, 2/15/23(3)	35	36
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	120	93
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(3)(10)	135	97

		447

Materials—2.0%
Aruba Investments, Inc. 144A 8.750%, 2/15/23(3)	35	35
Cimento Tupi SA 144A 9.750%, 5/11/18(3)(6)	60	16
Cimento Tupi SA RegS 9.750%, 5/11/18(4)(6)	41	11
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(3)	115	117
FMG Resources August 2006 Property Ltd. 144A 9.750%, 3/1/22(3)	140	139

	PAR VALUE	VALUE

Materials—continued
Gold Fields Orogen Holding BVI Ltd. RegS 4.875%, 10/7/20(4)	$200	$163
Hexion, Inc. 6.625%, 4/15/20	55	47
10.000%, 4/15/20	90	86
IAMGOLD Corp. 144A 6.750%, 10/1/20(3)	115	87
Metinvest BV RegS 8.750%, 2/14/18(4)	200	127
NTRP Via Interpipe, Ltd. 10.250%, 8/2/17(5)(6)	200	64
Optima Specialty Steel, Inc. 144A 12.500%, 12/15/16(3)	631	565
Petra Diamonds US Treasury PLC 144A 8.250%, 5/31/20(3)	200	184
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.000%, 12/1/18(3)	30	26
8.250%, 1/15/21(3)	160	135
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(3)	145	137

		1,939

Telecommunication Services—3.2%
Avanti Communications Group PLC 144A 10.000%, 10/1/19(3)	958	857
Axtel SAB de CV RegS 9.000%, 1/31/20(2)(4)	75	77
Digicel Ltd. RegS 6.000%, 4/15/21(4)	200	181
Frontier Communications Corp. 7.125%, 1/15/23	45	40
7.625%, 4/15/24	20	18
Frontier Communications Corp. 144A 8.875%, 9/15/20(3)	15	16
10.500%, 9/15/22(3)	20	21
11.000%, 9/15/25(3)	20	21
Intelsat Luxembourg SA 6.750%, 6/1/18	700	625
7.750%, 6/1/21	85	51

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR
	VALUE	VALUE

Telecommunication Services—continued
Neptune Finco Corp. 144A 10.875%, 10/15/25(3)	$55	$59
Sprint Capital Corp. 6.875%, 11/15/28	70	58
8.750%, 3/15/32	55	50
Sprint Corp. 7.125%, 6/15/24	55	48
7.625%, 2/15/25	50	45
Trilogy International Partners LLC / Trilogy International Finance, Inc. 144A 10.250%, 8/15/16(3)	845	835

		3,002

Utilities—0.4%
Dynegy, Inc. 7.375%, 11/1/22	75	76
7.625%, 11/1/24	25	25
GenOn Americas Generation LLC 8.500%, 10/1/21	100	79
9.125%, 5/1/31	100	75
Illinois Power Generating Co. 6.300%, 4/1/20	35	28
Terraform Global Operating LLC 144A 9.750%, 8/15/22(3)	150	135

		418

TOTAL CORPORATE BONDS (Identified Cost $19,483)		17,209

CONVERTIBLE BONDS—6.0%

Consumer Discretionary—0.8%
Ascent Capital Group, Inc. 4.000%, 7/15/20(9)	120	82
Blucora, Inc. 4.250%, 4/1/19(9)	63	57
Carriage Services, Inc. 2.750%, 3/15/21(9)	90	100
JAKKS Pacific, Inc. 144A 4.875%, 6/1/20(3)(9)	70	69
K Hovnanian Enterprises, Inc. 6.000%, 12/1/17(9)	50	45
LGI Homes, Inc. 144A 4.250%, 11/15/19(3)(9)	65	93
Liberty Interactive LLC 4.000%, 11/15/29	47	28
3.750%, 2/15/30	124	73

	PAR
	VALUE		VALUE

Consumer Discretionary—continued
MercadoLibre, Inc. 2.250%, 7/1/19(9)	$ 30		$ 31
Navistar International Corp. 4.750%, 4/15/19(9)	33		23
RAIT Financial Trust 4.000%, 10/1/33(9)	105		88
WebMD Health Corp. 1.500%, 12/1/20(9)	49		51

			740

Consumer Staples—0.2%
Vector Group Ltd. 1.750%, 4/15/20(2)(9)	150		173

Energy—0.2%
Alon USA Energy, Inc. 3.000%, 9/15/18(9)	78		100
Alpha Natural Resources, Inc. 3.750%, 12/15/17(6)	25		1
4.875%, 12/15/20(6)(9)	233		8
Chesapeake Energy Corp. 2.500%, 5/15/37	20		17
Cobalt International Energy, Inc. 3.125%, 5/15/24(9)	71		46

			172

Financials—1.8%
American Residential Properties OP LP 144A 3.250%, 11/15/18(3)(9)	100		100
AmTrust Financial Services, Inc. 2.750%, 12/15/44(9)	70		69
Apollo Commercial Real Estate Finance, Inc. 5.500%, 3/15/19(9)	60		60
Bank of New York Mellon Luxembourg SA/The 4.469%, 12/15/50(2)	300	EUR	183
Colony Financial, Inc. REIT 5.000%, 4/15/23(9)	15		15
Cowen Group, Inc. 3.000%, 3/15/19(9)	100		101
Empire State Realty OP LP REIT 144A 2.625%, 8/15/19(3)(9)	85		89

	PAR
	VALUE	VALUE

Financials—continued
Encore Capital Group, Inc. 2.875%, 3/15/21(9)	$ 110	$ 98
Forest City Enterprises, Inc. 3.625%, 8/15/20(9)	85	93
FXCM, Inc. 2.250%, 6/15/18(9)	108	74
GPT Property Trust LP REIT 144A 3.750%, 3/15/19(3)(9)	100	108
IAS Operating Partnership LP REIT 144A 5.000%, 3/15/18(3)(9)	80	76
MGIC Investment Corp. 144A 9.000%, 4/1/63(3)(9)	68	85
NorthStar Realty Europe Corp. 144A 4.625%, 12/15/16(3)(9)	195	190
PRA Group, Inc. 3.000%, 8/1/20(9)	45	48
Redwood Trust, Inc. REIT 4.625%, 4/15/18(9)	34	32
Resource Capital Corp. REIT 8.000%, 1/15/20(9)	38	36
Restoration Hardware Holdings, Inc. 144A 0.000%, 6/15/19(3)	23	24
Spirit Realty Capital, Inc. 2.875%, 5/15/19(9)	95	91
Starwood Property Trust, Inc. 3.750%, 10/15/17(9)	105	105
4.550%, 3/1/18	15	15

		1,692

Health Care—0.7%
ANI Pharmaceuticals, Inc. 3.000%, 12/1/19(9)	84	81
Endologix, Inc. 3.250%, 11/1/20	11	11
Exelixis, Inc. 4.250%, 8/15/19(9)	69	86
Hologic, Inc. 0.000%, 12/15/43(2)(9)	88	112
Ironwood Pharmaceuticals, Inc. 144A 2.250%, 6/15/22(3)(9)	55	52

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
PDL BioPharma, Inc. 4.000%, 2/1/18(9)	$59	$ 49
PTC Therapeutics, Inc. 144A 3.000%, 8/15/22(3)	5	4
Quidel Corp. 3.250%, 12/15/20(9)	85	80
Sequenom, Inc. 5.000%, 10/1/17(9)	100	83
Wright Medical Group, Inc. 144A 2.000%, 2/15/20(3)(9)	109	103

		661

Industrials—0.8%
AAR Corp. Series B 2.250%, 3/1/16(9)	98	99
Aegean Marine Petroleum Network, Inc. 4.000%, 11/1/18(9)	80	71
Altra Industrial Motion Corp. 2.750%, 3/1/31(9)	115	128
Atlas Air Worldwide Holdings, Inc. 2.250%, 6/1/22(9)	63	53
Cenveo Corp. 7.000%, 5/15/17(9)	140	120
Trinity Industries, Inc. 3.875%, 6/1/36(9)	179	232
Wabash National Corp. 3.375%, 5/1/18(9)	30	36

		739

Information Technology—0.9%
Bottomline Technologies de, Inc. 1.500%, 12/1/17(9)	23	25
BroadSoft, Inc. 1.500%, 7/1/18	15	16
BroadSoft, Inc. 144A 1.000%, 9/1/22(3)(9)	74	75
FireEye, Inc., Series B 144A 1.625%, 6/1/35(3)(9)	39	33
Integrated Device Technology, Inc. 144A 0.875%, 11/15/22(3)	68	71
Intel Corp. 3.482%, 12/15/35(9)	86	109
NetSuite, Inc. 0.250%, 6/1/18(9)	75	76

	PAR VALUE	VALUE

Information Technology—continued
NXP Semiconductors NV 144A 1.000%, 12/1/19(3)	$ 78	$ 84
ON Semiconductor Corp. 2.625%, 12/15/26	14	17
Photronics, Inc. 3.250%, 4/1/16(9)	76	79
3.250%, 4/1/19(9)	59	67
Rovi Corp. 144A 0.500%, 3/1/20(3)	29	22
TiVo, Inc. 144A 4.000%, 3/15/16(3)(9)	62	63
Violin Memory, Inc. 4.250%, 10/1/19(9)	115	85
Workday, Inc. 0.750%, 7/15/18(9)	55	63

		885

Specialized—0.1%
Starwood Waypoint Residential Trust 3.000%, 7/1/19(9)	90	88

Utilities—0.5%
Dycom Industries, Inc. 144A 0.750%, 9/15/21(3)(9)	78	81
Green Plains, Inc. 3.250%, 10/1/18(9)	80	94
Renewable Energy Group, Inc. 2.750%, 6/15/19(9)	90	75
SolarCity Corp. 2.750%, 11/1/18	44	36
1.625%, 11/1/19(9)	36	25
Solazyme, Inc. 5.000%, 10/1/19(9)	190	113
SunEdison, Inc. 144A 0.250%, 1/15/20(3)(9)	69	36
Theravance, Inc. 2.125%, 1/15/23(9)	58	42

		502

TOTAL CONVERTIBLE BONDS (Identified Cost $6,167)		5,652

LOAN AGREEMENTS—3.8%

Consumer Discretionary—1.4%
Adria Topco B.V. 9.000%, 6/4/19	1	1
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	53	52

	PAR VALUE	VALUE

Consumer Discretionary—continued
Ascena Retail Group, Inc. Tranche B 5.250%, 8/21/22	$ 80	$ 77
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-6 9.500%, 3/1/17(11)	55	51
Gymboree Corp., The 5.000%, 2/23/18	100	65
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) Tranche D 6.938%, 1/30/19	175	147
Indra Holdings Corp. First Lien 5.250%, 5/1/21	24	23
Mashantucket Peqout, Term Loan A 5.000%, 7/1/18	185	140
MediArena Acquisition B.V. (fka AP NMT Acquisition B.V.) First Lien Term Loan B 6.750%, 8/13/21	74	70
Mohegan Tribal Gaming Authority Term Loan B 5.500%, 6/15/18	34	34
Nine West Holdings, Inc. 4.750%, 10/8/19	20	17
6.250%, 1/8/20	110	71
Red Lobster Management LLC First Lien 6.250%, 7/28/21	89	89
SK Spice S.A.R.L, Term Loan B 0.000%, 6/1/21(12)	40	44
Spencer Gifts LLC (Spirit Halloween Superstores LLC) Second Lien 0.000%, 6/29/22(12)	28	28
Toys ’R’ US (Canada) Ltd. Tranche A-1 8.250%, 10/24/19	47	47
Toys ’R’ US-Delaware, Inc. Term Loan B-4 9.750%, 4/24/20	139	122

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Toys ’R’ US-Delaware, Inc. Tranche A-1 8.250%, 10/24/19	$58	$ 58
Tribune Publishing Co. 5.750%, 8/4/21	116	110
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B 8.500%, 8/30/18	104	101

		1,347

Consumer Staples—0.2%
North Atlantic Trading Co, Inc. First Lien 8.080%, 1/13/20	190	188

Energy—0.2%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/18/20	25	20
Longview Power, LLC Term Loan B Advance 7.000%, 4/13/21	95	93
Murray Energy Corp., Term Loan B-2 7.500%, 4/16/20	100	65
Preferred Proppants, LLC 6.750%, 7/27/20	69	41

		219

Financials—0.4%
Alinta Energy Finance Pty Limited Delayed Draw 6.375%, 8/13/18	3	3
Alinta Energy Finance Pty Limited, Term Loan B 6.375%, 8/13/19	51	51
Omnitracs, LLC (Coronado Holdings, LLC), Second Lien 8.750%, 5/25/21	308	300
Walter Investment Management Corp., Tranche B 4.750%, 12/18/20	58	53

		407

Health Care—0.5%
American Pacific Corp. 7.000%, 2/27/19	161	160

	PAR VALUE	VALUE

Health Care—continued
Lantheus Medical Imaging 7.000%, 6/30/22	$70	$65
Millennium Health, LLC (fka Millennium Laboratories, LLC) Tranche B 5.250%, 4/16/21	65	24
New MMI, Inc., Term Loan B 9.000%, 1/31/20	119	110
Onex Carestream Finance LP Second Lien 9.500%, 12/7/19	115	108

		467

Industrials—0.1%
Koosharem, LLC 7.500%, 5/15/20	94	93
Photonis Technologies SAS First Lien 8.500%, 9/18/19	25	23

		116

Information Technology—0.4%
BMC Software Finance, Inc. 5.000%, 9/10/20	33	30
GTCR Valor Companies, Inc. First Lien 6.000%, 5/30/21	50	49
Lanyon Solutions, Inc. (Lanyon, Inc.) Second Lien 9.500%, 11/15/21	310	294

		373

Materials—0.1%
Albaugh, LLC 6.000%, 5/31/21	52	52
Styrolution US Holding LLC First Lien Tranche B-1 6.500%, 11/7/19	40	40

		92

Utilities—0.5%
Empire Generating Co, LLC Advance Term Loan B 5.250%, 3/12/21	79	71

	PAR VALUE	VALUE

Utilities—continued
Empire Generating Co, LLC Advance Term Loan C 5.250%, 3/12/21	$6	$ 5
Moxie Patriot LLC Construction B-1 Advances 6.750%, 12/19/20	115	110
Panda Temple Power, LLC Advance 7.250%, 3/6/22	45	40
Texas Competitive Electric Holdings Company, LLC (TXU) 2014 Term Loan 4.677%, 11/18/15(11)	345	112
Texas Competitive Electric Holdings Company, LLC (TXU) 2017 Term Loan 4.677%, 10/10/17(11)	230	78

		416

TOTAL LOAN AGREEMENTS (Identified Cost $4,123)		3,625

	SHARES

PREFERRED STOCK—0.2%

Consumer Staples—0.2%
Bunge Ltd. 4.875%	585	57
Universal Corp. /VA 6.750%	95	118

		175

Energy—0.0%
Chesapeake Energy Corp. 5.750%(13)	26	11

Financials—0.0%
Cowen Group, Inc. Series A 144A 5.625%(3)	59	47

TOTAL PREFERRED STOCK (Identified Cost $245)		233

COMMON STOCKS—28.8%

Consumer Discretionary—4.7%
Advance Auto Parts, Inc.	1,443	286

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Consumer Discretionary—continued
Ainsworth Game Technology, Ltd.	4,040	$ 9
AutoZone, Inc.(13)	226	177
Comcast Corp. Class A	10,757	674
DISH Network Corp., Class A(13)	1,796	113
Eutelsat Communications SA	3,752	124
Expedia, Inc.(9)	3,712	506
JAKKS Pacific, Inc.(13)	762	6
Liberty Global PLC., Class A(13)	1,618	72
Liberty Media Corp., Class A(13)	16,284	664
Liberty Ventures(13)	9,840	429
Lions Gate Entertainment Corp.	3,147	123
McDonald’s Corp.	564	63
Mohawk Industries, Inc.(13)	112	22
Newell Rubbermaid, Inc.	4,962	210
Ross Stores, Inc.	2,791	141
SES SA	4,458	132
Signet Jewelers Ltd.	543	82
Yum! Brands, Inc.(9)	8,788	623

		4,456

Consumer Staples—0.6%
CVS Health Corp.	1,113	110
Herbalife, Ltd.(13)	2,521	141
Molson Coors Brewing Co.	964	85
Mondelez International, Inc. Class A	3,260	151
Reynolds American, Inc.	2,265	109

		596

Energy—4.9%
Anadarko Petroleum Corp.	7,332	490
Apache Corp.	7,337	346
Chesapeake Energy Corp.	236	2
Cobalt International Energy, Inc.(13)	218	2
Concho Resources, Inc.(13)	1,975	229
EnLink Midstream LLC	332	7
Exterran Holdings, Inc.	2,134	46
Gaslog Ltd.	3,588	42
Golar LNG Ltd.	23,524	682
Halliburton Co.	1,720	66

	SHARES	VALUE

Energy—continued
Kinder Morgan, Inc.	2,789	$ 76
Noble Energy Inc	9,138	328
Phillips 66	453	40
Schlumberger Ltd.	6,374	498
SemGroup Corp. Class A	2,433	111
Solazyme, Inc.(13)	7,336	24
Targa Resources Corp.	2,166	124
Tesoro Corp.	5,197	556
TransCanada Corp.	843	28
Valero Energy Corp.	10,702	705
Williams Cos, Inc. (The)	4,280	169

		4,571

Financials—1.0%
Affiliated Managers Group, Inc.(13)	568	102
Assurant, Inc.	2,305	188
Bank of America Corp.	647	11
China Reinsurance Group Corp. Class H(13)	15,000	5
Citigroup, Inc.	2,291	122
First Republic Bank/CA	1,231	80
FNF Group	3,522	124
Forest City Enterprises, Inc. Class A(13)	170	4
Japan Post Holdings Co., Ltd.(13)(14)	2,100	24
Springleaf Holdings, Inc.(13)	3,030	142
Voya Financial, Inc.	212	9
Wells Fargo & Co.	2,245	122

		933

Health Care—2.6%
Alexion Pharmaceuticals, Inc.(13)	215	38
Allergan PLC(9)(13)	3,080	950
Baxalta, Inc.	986	34
Biogen, Inc.(13)	1,802	524
Bristol-Myers Squibb Co.	4,315	285
Exelixis, Inc.(9)(13)	14,523	87
Greatbatch, Inc.(13)	304	16
Health Net, Inc./CA(13)	733	47
Merck & Co., Inc.	4,075	223
Mylan NV(13)	1,682	74
PTC Therapeutics, Inc.(13)	104	3
Regeneron Pharmaceuticals, Inc.(13)	200	111

	SHARES	VALUE

Health Care—continued
Sequenom, Inc.(13)	10,402	$ 18
Theravance, Inc.	2,237	20

		2,430

Industrials—4.1%
Abertis Infraestructuras SA	7,585	126
Aercap Holdings NV(9)(13)	12,176	505
Aeroports de Paris	500	63
Air Canada(13)	1,989	16
ASTM SpA	1,700	23
Atlantia SpA	8,050	223
Avis Budget Group, Inc.(9)(13)	6,364	318
Canadian Pacific Railway, Ltd.	1,691	238
CSX Corp.	9,834	265
Flughafen Wien AG	220	21
Flughafen Zuerich AG	51	39
Fraport AG Frankfurt Airport Services Worldwide	1,408	89
General Electric Co.	853	25
Hertz Global Holdings, Inc.(9)(13)	19,349	377
Honeywell International, Inc.	2,793	288
Ingersoll-Rand PLC	2,938	174
Macquarie Atlas Roads Group	12,800	37
Macquarie Infrastructure Co. LLC	3,465	276
Navistar International Corp.(13)	100	1
Norfolk Southern Corp.	2,620	210
Societa Iniziative Autostradali e Servizi SpA	2,450	28
SolarCity Corp.(13)	530	16
Southwest Airlines Co.	1,117	52
Spotless Group Holdings, Ltd.	7,965	12
Transurban Group	16,131	119
Vinci SA	3,180	215
Waste Connections, Inc.	2,300	125

		3,881

Information Technology—8.4%
Alphabet, Inc., Class A(13)	47	35
Alphabet, Inc., Class C(9)(13)	1,169	831

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Information Technology—continued
ARM Holdings PLC ADR	13,933	$661
ARRIS Group, Inc.(13)	23,236	657
CDK Global, Inc.	6,749	336
CommScope Holding Co., Inc.(13)	15,118	490
Facebook, Inc. Class A(13)	6,485	661
Juniper Networks, Inc.	19,157	601
Microsoft Corp.	12,685	668
Photronics, Inc.(13)	80	1
QUALCOMM, Inc.	10,530	626
VeriFone Systems, Inc.(13)	17,301	521
VeriSign, Inc.(13)	5,594	451
Violin Memory, Inc.(13)	2,286	4
Visa, Inc. Class A	1,937	150
Yahoo!, Inc.(9)(13)	33,291	1,186

		7,879

Materials—1.1%
Albemarle Corp.	4,717	252
Cemex SAB de CV ADR(13)	4,275	27
CF Industries Holdings, Inc.	4,832	245
Eastman Chemical Co.	5,841	422
Methanex Corp.	3,005	120
PPG Industries, Inc.	112	12

		1,078

Telecommunication Services—0.0%
Straight Path Communications, Inc. Class B(13)	167	5

Utilities—1.4%
Ameren Corp.	200	9
AusNet Services	33,999	35
DUET Group	75,096	126
Great Plains Energy, Inc.	4,850	133
Hera SpA	15,700	41
Pennon Group PLC	10,165	127
PG&E Corp.	2,050	110
REN - Redes Energeticas Nacionais SGPS SA	4,800	15
SJW Corp.	330	11
Snam SpA	45,000	233
Spark Infrastructure Group	41,652	61
Terna Rete Elettrica Nazionale SpA	46,039	234
TerraForm Global, Inc. Class A(13)	11,529	88

	SHARES	VALUE

Utilities—continued
Toho Gas Co. Ltd.	2,000	$12
Tokyo Gas Co. Ltd.	12,000	59

		1,294

TOTAL COMMON STOCKS (Identified Cost $26,651)		27,123

RIGHTS—0.0%

Health Care—0.0%
Community Health Systems, Inc.(13)	6,335	—	(15)

TOTAL RIGHTS (Identified Cost $1)		—	(15)

MASTER LIMITED PARTNERSHIPS—9.1%

Energy—0.2%
Columbia Pipeline Partners LP	3,203	43
Golar LNG Partners LP	382	7
Tallgrass Energy Partners LP	2,238	97
Teekay Offshore Partners LP	82	1
VTTI Energy Partners LP	3,019	60

		208

Gas-Distribution—0.0%
AmeriGas Partners LP	1,286	55

Gas-Transportation—0.1%
PBF Logistics LP	1,947	41
Western Gas Equity Partners LP	936	40

		81

Oil & Gas Equipment & Services—0.0%
USA Compression Partners LP	32	1

Oil Components-Exploration and Production— 0.3%
Antero Midstream Partners LP	5,161	123
EQT GP Holdings LP	897	24
Summit Midstream Partners LP	6,749	126

		273

Oil-Field Services—0.5%
CrossAmerica Partners LP(9)	5,491	139

	SHARES	VALUE

Oil-Field Services—continued
Exterran Partners LP	9,042	$180
Rice Midstream Partners LP	8,306	114

		433

Pipelines—7.9%
Boardwalk Pipeline Partners LP	4,856	62
Buckeye Partners LP	8,089	549
Cheniere Energy Partners LP	4,000	112
Cone Midstream Partners LP	1,244	12
Crestwood Equity Partners LP	7,793	23
DCP Midstream Partners LP	3,740	108
Dominion Midstream Partners LP(13)	1,817	60
Enbridge Energy Partners LP	69	2
Energy Transfer Partners LP	20,376	900
Energy Transfer Equity LP(9)	28,905	623
Enterprise Products Partners LP(9)	48,069	1,328
EQT Midstream Partners LP	2,420	179
Genesis Energy LP	2,466	99
Magellan Midstream Partners LP	8,902	568
MarkWest Energy Partners LP	7,033	307
MPLX LP	1,206	47
NGL Energy Partners LP	8,790	163
NuStar Energy LP	3,498	177
ONEOK Partners LP	4,683	149
PennTex Midstream Partners LP(13)	3,432	61
Plains All American Pipeline LP	18,800	596
Plains GP Holdings LP Class A	7,447	116
Shell Midstream Partners LP	6,248	214
Sunoco Logistics Partners LP	4,317	125
Tallgrass Energy GP LP	1,805	43
Targa Resources Partners LP	5,695	171
Tesoro Logistics LP	7,092	398
Williams Partners LP	6,929	234

		7,426

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Transportation-Marine—0.1%
Teekay LNG Partners Ltd.	3,183	$79

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $10,185)		8,556

REAL ESTATE INVESTMENT TRUSTS—6.9%

Apartments—1.4%
American Campus Communities, Inc.	3,570	145
AvalonBay Communities, Inc.	1,895	331
Camden Property Trust	4,093	302
Equity Residential	6,767	523

		1,301

Diversified—0.3%
American Assets Trust, Inc.	456	19
DuPont Fabros Technology, Inc.	1,620	52
Gramercy Property Trust, Inc.	11	1
Vornado Realty Trust	2,379	239

		311

Freestanding—0.1%
Spirit Realty Capital, Inc.	8,207	84

Health Care—0.5%
Care Capital Properties, Inc.	1,610	53
Medical Properties Trust, Inc.	3,416	39
National Health Investors, Inc.	669	39
Senior Housing Properties Trust	3,292	50
Ventas, Inc.	2,705	145
Welltower, Inc.	2,133	139

		465

Industrial—0.3%
Prologis, Inc.	6,376	272

Infrastructure—0.7%
American Tower Corp.	6,235	637

Lodging/Resort—0.5%
Host Hotels & Resorts, Inc.	4,478	78
LaSalle Hotel Properties	5,289	155
RLJ Lodging Trust	3,855	97

	SHARES	VALUE

Lodging/Resort—continued
Sunstone Hotel Investors, Inc.	5,961	$86

		416

Mixed—0.2%
Duke Realty Corp.	6,558	136

Mortgage—0.0%
Apollo Commercial Real Estate Finance, Inc.	342	6
RAIT Financial Trust	1,167	5

		11

Office—0.8%
BioMed Realty Trust, Inc.	1,178	28
Boston Properties, Inc.	2,175	274
Columbia Property Trust, Inc.	1,933	48
Corporate Office Properties Trust	3,625	83
Hudson Pacific Properties, Inc.	2,154	61
New York REIT, Inc.	5,794	66
Paramount Group, Inc.	4,754	84
SL Green Realty Corp.	772	92

		736

Regional Malls—1.2%
CBL & Associates Properties, Inc.	6,816	100
General Growth Properties, Inc.	3,014	87
Simon Property Group, Inc.	3,992	804
Taubman Centers, Inc.	2,157	166

		1,157

Self Storage—0.4%
CubeSmart	3,071	86
Public Storage	1,413	324

		410

Shopping Centers—0.3%
Acadia Realty Trust	1,036	34
Brixmor Property Group, Inc.	3,297	85
DDR Corp.	5,288	89
Ramco-Gershenson Properties Trust	3,158	53

	SHARES	VALUE

Shopping Centers—continued
Retail Properties of America, Inc. Class A	3,499	$52

		313

Timber—0.2%
Weyerhaeuser Co.	6,963	204

Warehouse/Industrial—0.0%
EastGroup Properties, Inc.	371	21

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $6,396)		6,474

EXCHANGE-TRADED FUNDS—0.3%

Exchange Traded Funds—0.3%
Consumer Staples Select Sector SPDR Fund(16)	1,973	99
Financial Select Sector SPDR Fund(16)	1,002	24
iShares MSCI Mexico Capped ETF(16)	1,100	60
ProShares Short 20+ Year Treasury(13)(16)	3,050	75

		258

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $277)		258

	CONTRACTS

PURCHASED OPTIONS—0.1%

Call Options—0.1%
Citrix Systems, Inc. Expiring 01/15/16 Strike Price $80(17)	10	5
iShares Russell 2000 ETF Expiring 11/13/15 Strike Price $114(17)	100	25
iShares Russell 2000 ETF Expiring 11/20/15 Strike Price $114.50(17)	100	25
JAKKS Pacific, Inc. Expiring 12/18/15 Strike Price $10(17)	4	—	(15)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	CONTRACTS	VALUE

Call Options—continued
Micron Technology, Inc. Expiring 01/15/16 Strike Price $20(17)	11	$1
Ocwen Financial Corp. Expiring 01/15/16 Strike Price $10(17)	15	—	(15)
Photronics, Inc. Expiring 03/18/16 Strike Price $12.50(17)	1	—	(15)
SanDisk Corp. Expiring 11/20/15 Strike Price $75(17)	4	2
SPDR S&P 500 ETF Trust Expiring 11/20/15 Strike Price $203(17)	9	5
Theravance, Inc. Expiring 12/18/15 Strike Price $10(17)	4	—	(15)
TiVo, Inc. Expiring 01/15/16 Strike Price $12(17)	10	—	(15)
Zoetis, Inc. Expiring 11/20/15 Strike Price $44(17)	10	1

		64

Put Options—0.0%
Healthways, Inc. Expiring 11/20/15 Strike Price $10(17)	4	—	(15)
SPDR S&P 500 ETF Trust Expiring 11/20/15 Strike Price $207(17)	4	1
Teck Resources, Ltd. Expiring 02/19/16 Strike Price $4(17)	10	—	(15)

		1

TOTAL PURCHASED OPTIONS
(Identified Cost $64)		65

TOTAL LONG TERM INVESTMENTS — 75.4%
(Identified Cost $75,550)		71,073

	SHARES	VALUE

SHORT-TERM INVESTMENTS—22.0%

Money Market Mutual Funds—22.0%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	20,792,256	$20,792

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $20,792)		20,792

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS — 97.4%
(Identified Cost $96,342)		91,865	(1)

	PAR VALUE

SECURITIES SOLD SHORT—(9.8)

U.S. Government Securities—(0.4)%
United States Treasury Note/Bond 1.500%, 5/31/20(18)	$(2,000)	(2)
1.625%, 7/31/20(18)	(1,000)	(1)
1.375%, 10/31/20(18)	(156,000)	(155)
2.000%, 8/15/25(18)	(219,000)	(216)

		(374)

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $(375))		(374)

CONVERTIBLE BONDS—0.0%

Energy—0.0%
Cobalt International Energy, Inc. 2.625%, 12/1/19(18)	(30,000)	(21)

Industrials—0.0%
Navistar International Corp. 4.500%, 10/15/18(18)	(25,000)	(18)

TOTAL CONVERTIBLE BONDS (Identified Cost $(39))		(39)

	SHARES

COMMON STOCKS—(9.4)%

Consumer Discretionary—(0.2)%
Carriage Services, Inc.(18)	(2,817)	(61)

	SHARES	VALUE

Consumer Discretionary—continued
Hovnanian Enterprises, Inc. Class A(18)(19)	(5,566)	$(11)
JAKKS Pacific, Inc.(18)(19)	(6,617)	(52)
LGI Homes, Inc.(18)(19)	(2,521)	(71)
Restoration Hardware Holdings, Inc.(18)(19)	(132)	(14)
TiVo, Inc.(18)(19)	(854)	(8)

		(217)

Consumer Staples—(0.2)%
B&G Foods, Inc.(18)	(205)	(7)
Bunge Ltd.(18)	(379)	(28)
Universal Corp./VA(18)	(1,557)	(84)
Vector Group, Ltd.(18)	(3,511)	(85)

		(204)

Energy—(0.3)%
Alon USA Energy, Inc.(18)	(4,213)	(70)
Chesapeake Energy Corp.(18)	(720)	(5)
Cobalt International Energy, Inc.(18)(19)	(1,539)	(12)
Green Plains, Inc.(18)	(1,547)	(32)
Renewable Energy Group, Inc.(18)(19)	(6,180)	(49)
Solazyme, Inc.(18)(19)	(17,438)	(57)

		(225)

Exchange Traded Funds—(6.5)%
Energy Select Sector SPDR Fund(16)(18)	(1,063)	(73)
iShares Russell 2000 ETF(16)(18)	(22,914)	(2,643)
iShares US Real Estate ETF(16)(18)	(666)	(50)
SPDR S&P 500 ETF Trust(16)(18)	(15,746)	(3,274)
SPDR S&P Oil & Gas Exploration & Production ETF(16)(18)	(1,461)	(54)

		(6,094)

Financials—(0.2)%
AmTrust Financial Services, Inc.(18)	(600)	(41)
Cowen Group, Inc., Class A(18)(19)	(10,269)	(43)
Encore Capital Group, Inc.(18)(19)	(505)	(21)
Forest City Enterprises, Inc. Class A(18)(19)	(811)	(18)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

	SHARES	VALUE

Financials—continued
MGIC Investment Corp.(18)(19)	(1,712)	$ (16)
PRA Group, Inc.(18)(19)	(388)	(21)

		(160)

Health Care—(0.4)%
ANI Pharmaceuticals, Inc.(18)(19)	(720)	(30)
Endologix, Inc.(18)(19)	(686)	(6)
Exelixis, Inc.(18)(19)	(24,141)	(145)
Healthways, Inc.(18)(19)	(234)	(3)
Hologic, Inc.(18)(19)	(455)	(18)
Ironwood Pharmaceuticals, Inc.(18)(19)	(1,735)	(20)
PDL BioPharma, Inc.(18)	(637)	(3)
PTC Therapeutics, Inc.(18)(19)	(62)	(1)
Quidel Corp.(18)(19)	(1,101)	(21)
Sequenom, Inc.(18)(19)	(15,001)	(26)
Theravance, Inc.(18)	(3,604)	(32)
Wright Medical Group NV(18)	(1,784)	(34)

		(339)

Industrials—(0.4)%
Aegean Marine Petroleum Network, Inc.(18)	(1,435)	(11)
Altra Industrial Motion Corp.(18)	(2,788)	(74)
Atlas Air Worldwide Holdings, Inc.(18)(19)	(493)	(20)
Cenveo, Inc.(18)(19)	(9,467)	(18)
Dycom Industries, Inc.(18)(19)	(535)	(41)
Integrated Device Technology, Inc.(18)(19)	(1,378)	(35)
Navistar International Corp.(18)(19)	(274)	(4)
On Semiconductor Corp.(18)(19)	(827)	(9)
SolarCity Corp.(18)(19)	(1,089)	(32)
Trinity Industries, Inc.(18)	(4,735)	(128)
Wabash National Corp.(18)(19)	(1,562)	(19)

		(391)

Information Technology—(1.2)%
Alibaba Group Holding, Ltd. ADR(18)(19)	(8,856)	(742)
Blucora, Inc.(18)(19)	(787)	(8)

	SHARES	VALUE

Information Technology—continued
Bottomline Technologies de, Inc.(18)(19)	(406)	$ (11)
BroadSoft, Inc.(18)(19)	(1,196)	(38)
Citrix Systems, Inc.(18)(19)	(653)	(54)
FireEye, Inc.(18)(19)	(250)	(7)
Intel Corp.(18)	(1,661)	(56)
LinkedIn Corp. Class A(18)(19)	(21)	(5)
MercadoLibre, Inc.(18)	(138)	(14)
Micron Technology, Inc.(18)(19)	(704)	(12)
NetSuite, Inc.(18)(19)	(284)	(24)
Nxp Semiconductors NV(18)	(305)	(24)
Photronics, Inc.(18)(19)	(5,700)	(55)
Rovi Corp.(18)(19)	(403)	(4)
SanDisk Corp.(18)	(277)	(21)
SunEdison, Inc.(18)(19)	(1,539)	(11)
Violin Memory, Inc.(18)(19)	(15,579)	(25)
WebMD Health Corp.(18)(19)	(469)	(19)
Workday, Inc., Class A(18)(19)	(383)	(30)

		(1,160)

Mortgage—0.0%
Apollo Commercial Real Estate Finance, Inc.(18)	(980)	(16)
Colony Capital, Inc., Class A(18)	(152)	(3)
Redwood Trust, Inc.(18)	(58)	(1)

		(20)

Office—0.0%
Gramercy Property Trust, Inc.(18)	(789)	(18)

Residential—0.0%
American Residential Properties, Inc.(18)	(807)	(13)
Starwood Waypoint Residential Trust(18)	(407)	(10)

		(23)

TOTAL COMMON STOCKS
(Proceeds $(8,875))		(8,851)

TOTAL SECURITIES SOLD SHORT — (9.8)%
(Proceeds $(9,289))		(9,264	)(1)

	CONTRACTS	VALUE

WRITTEN OPTIONS—0.0%

Call Options—0.0%
SPDR S&P 500 ETF Trust Expiring 11/20/15 Strike Price $211(17)	(4)	(1)
Zoetis, Inc. Expiring 11/20/15 Strike Price $47(17)	(10)	—	(15)

		(1)

Put Options—0.0%
iShares Russell 2000 ETF Expiring 11/06/15 Strike Price $114(17)	(100)	(6)
iShares Russell 2000 ETF Expiring 11/06/15 Strike Price $114.50(17)	(100)	(8)
Micron Technology, Inc. Expiring 01/15/16 Strike Price $17(17)	(11)	(2)
SanDisk Corp. Expiring 11/20/15 Strike Price $62.50(17)	(3)	—	(15)
Theravance, Inc. Expiring 12/18/15 Strike Price $8(17)	(4)	—	(15)
TiVo, Inc. Expiring 01/15/16 Strike Price $10(17)	(10)	(1)
Zoetis, Inc. Expiring 11/20/15 Strike Price $40(17)	(10)	(1)

		(18)

TOTAL WRITTEN OPTIONS
(Proceeds $(17))		(19	)(1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS — 87.6%
(Identified Cost $87,036)		$82,582
Other assets and liabilities, net — 12.4%		11,691

NET ASSETS — 100.0%		$94,273

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $11,641 or 12.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(5)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Security in default.
(7)	86% of the income received was in cash and 14% in PIK.
(8)	Illiquid security.
(9)	All or a portion segregated as collateral for securities sold short.
(10)	100% of the income received was in cash.
(11)	Security in default, interest payments are being received during the bankruptcy proceedings.
(12)	This loan will settle after October 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(13)	Non-income producing.
(14)	Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(15)	Amount is less than $500.
(16)	These Funds are public funds and the prospectus and annual reports are publicly available.
(17)	Strike price not reported in thousands. (18) The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.
(19)	No dividend expense on security sold short.

Abbreviations:
ADR	American Depositary Receipt
CBT	Chicago Board of Trade
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trusts
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	European Currency Unit
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	82%
United Kingdom	2
Canada	2
Luxembourg	2
Ireland	1
Netherlands	1
Bermuda	1
Italy	1
Argentina	1
Australia	1
Other	6
Total	100%
†% of total investments, net of securities sold short and written options, as of October 31, 2015.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

Futures contracts as of October 31,2015 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation/(Depreciation)
Brent Crude Future	November 2015	(2)	$ (99)	$ (2)
Cac40 10 Euro Future	November 2015	4	216	11
Hang Seng Index Future	November 2015	(1)	(146)	4
10-Year Mini JGB Future	December 2015	1	123	—(a)
Australian 10-Year Bond Future	December 2015	7	4,897	1
Canada 10-Year Bond Future	December 2015	2	215	(1)
Cocoa Future	December 2015	4	136	4
Corn Future	December 2015	(7)	(134)	(3)
DJIA E-Mini (CBT)	December 2015	4	352	—(a)
Dollar Index	December 2015	(2)	(194)	(2)
Euro STOXX 50	December 2015	4	150	—(a)
EURO-BOBL Future	December 2015	2	286	—(a)
Euro-Bund Future	December 2015	3	521	2
FTSE 100 Index Future	December 2015	(1)	(98)	—(a)
Gas Oil Future (ICE)	December 2015	(2)	(92)	2
Gasoline RBOB Future	December 2015	(2)	(115)	(2)
Gold 100 Ounce Future	December 2015	(1)	(114)	—(a)
KC HRW Wheat Future	December 2015	(1)	(25)	(1)
LME Copper Future	December 2015	3	384	(10)
LME Copper Future	December 2015	(4)	(512)	(4)
LME Primary Aluminum Futures	December 2015	(6)	(220)	14
LME Zinc	December 2015	(3)	(128)	1
Long Gilt Future	December 2015	1	182	(1)
NASDAQ 100 E-Mini	December 2015	6	557	22
Natural Gas Future	December 2015	(7)	(162)	22
NY Harbor/Heating Oil	December 2015	(1)	(64)	6
S&P 500 E-Mini Future	December 2015	6	622	6
Soybean Meal Future	December 2015	(1)	(30)	—(a)
Soybean Oil Future	December 2015	(2)	(34)	3
TOPIX Index Futures	December 2015	1	129	10
U.S. 10-Year Treasury Note (CBT)	December 2015	9	1,149	1
U.S. Long Bond (CBT)	December 2015	1	156	1
Wheat Future (CBT)	December 2015	(7)	(183)	(8)
WTI Crude Future	December 2015	(1)	(47)	—(a)
U.S. 5-Year Treasury Note (CBT)	January 2016	17	2,036	(10)
Coffee ’C’ Future	March 2016	(4)	(186)	(5)
Cotton No. 2 Future	March 2016	(2)	(63)	(1)
Soybean Future	March 2016	(4)	(178)	1
Sugar #11 (World)	May 2016	4	65	1
3-Month Euro Euribor	March 2017	41	11,335	14
90 Days Euro Bond	March 2017	55	13,592	15
90 Days Sterling Bond	March 2017	23	4,394	8

Total				$ 99

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2015 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD*	330	USD	232	Bank Of America N.A.	12/18/15	$ 3
AUD*	442	USD	320	Bank Of America N.A.	12/18/15	(5)
CAD*	777	USD	585	Bank Of America N.A.	12/18/15	9
CAD*	94	USD	72	Bank Of America N.A.	12/18/15	— (a)
CHF*	4	USD	4	Bank Of America N.A.	12/18/15	— (a)
CHF*	761	USD	795	Bank Of America N.A.	12/18/15	(23)
CNY	2,792	USD	434	JPMorgan Chase Bank N.A.	11/30/15	7
CNY	3,876	USD	592	JPMorgan Chase Bank N.A.	7/29/16	15
EUR*	29	USD	32	Bank Of America N.A.	12/18/15	— (a)
EUR*	1,362	USD	1,547	Bank Of America N.A.	12/18/15	(48)
GBP*	311	USD	476	Bank Of America N.A.	12/18/15	3
GBP*	662	USD	1,024	Bank Of America N.A.	12/18/15	(4)
JPY*	13,718	USD	114	Bank Of America N.A.	12/18/15	— (a)
JPY*	26,585	USD	222	Bank Of America N.A.	12/18/15	(1)
JPY	16,000	USD	132	JPMorgan Chase Bank N.A.	12/16/15	— (a)
JPY	42,547	USD	355	JPMorgan Chase Bank N.A.	12/16/15	(2)
MXN*	875	USD	52	Bank Of America N.A.	12/18/15	1
MXN*	448	USD	27	Bank Of America N.A.	12/18/15	— (a)
NZD*	129	USD	84	Bank Of America N.A.	12/18/15	3
NZD*	160	USD	108	Bank Of America N.A.	12/18/15	— (a)
USD*	52	AUD	73	Bank Of America N.A.	12/18/15	— (a)
USD*	859	AUD	1,222	Bank Of America N.A.	12/18/15	(11)
USD*	50	CAD	65	Bank Of America N.A.	12/18/15	— (a)
USD*	908	CAD	1,203	Bank Of America N.A.	12/18/15	(12)
USD*	875	CHF	851	Bank Of America N.A.	12/18/15	13
USD*	841	EUR	751	Bank Of America N.A.	12/18/15	15
USD*	260	EUR	238	Bank Of America N.A.	12/18/15	(1)
USD*	986	GBP	639	Bank Of America N.A.	12/18/15	1
USD*	586	GBP	385	Bank Of America N.A.	12/18/15	(7)
USD*	543	JPY	65,130	Bank Of America N.A.	12/18/15	3
USD*	989	JPY	119,259	Bank Of America N.A.	12/18/15	(1)
USD*	27	MXN	447	Bank Of America N.A.	12/18/15	— (a)
USD*	416	MXN	7,046	Bank Of America N.A.	12/18/15	(9)
USD*	33	NZD	49	Bank Of America N.A.	12/18/15	— (a)
USD*	385	NZD	615	Bank Of America N.A.	12/18/15	(30)
USD	363	CNY	2,337	JPMorgan Chase Bank N.A.	11/30/15	(7)
USD	488	JPY	58,547	JPMorgan Chase Bank N.A.	12/16/15	2
USD	228	EUR	201	JPMorgan Chase Bank N.A.	3/16/16	6
USD	329	EUR	292	JPMorgan Chase Bank N.A.	4/06/16	6
USD	42	EUR	37	JPMorgan Chase Bank N.A.	7/25/16	1
USD	402	EUR	365	JPMorgan Chase Bank N.A.	7/25/16	(2)
USD	971	CNY	6,438	JPMorgan Chase Bank N.A.	7/29/16	(35)
USD	78	EUR	69	The Bank Of New York Mellon	12/15/15	2

Total						$(108)

Footnote Legend:

(a)	Amount is less than $500.
*	Non deliverable forward. See Note 3B in the Notes to Financial Statements.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

Over-the-counter credit default swap- buy protection(1) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Mitsui O.S.K. Lines, Ltd.	JPMorgan Chase Bank N.A.	1%	12/20/20	19,000	JPY	$ 3	$ $5	$ $(2)
Standard Euro Finance Corp.	JPMorgan Chase Bank N.A.	1%	12/20/20	290	EUR	17	30	(13)
Total						$20	$ 35	$ (15)

Over-the-counter credit default swap- sell protection(3) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)	Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Standard Euro Finance Corp.	JPMorgan Chase Bank N.A.	1%	12/20/20	290 EUR	$(1)	$(7)	$6
Total					$(1)	$(7)	$6

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Standard Euro Finance Corp.	290 EUR	$ —	A+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

Over-the-counter total return swap outstanding as of October 31, 2015 was as follows:

Reference Entity	Floating Rate(a)	Counterparty#	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Allianz SE	Federal Funds	Morgan Stanley	10/29/17	$58	USD	$ — (b)	$—	$ —	(b)
	Effective Rate
Barratt Development PLC	1-month LIBOR	Bank Of America N.A.	1/25/17	7	GBP	— (b)	—	—	(b)
Berkeley Group	1-month LIBOR(a)	Bank Of America N.A.	1/25/17	7	GBP	(1)	—	(1)
CRH PLC	1-month EURIBOR	Bank Of America N.A.	8/26/16	22	EUR	1	—	1
Deutsche Boerse AG	Federal Funds	Morgan Stanley	9/16/17	83	USD	— (b)	—	—	(b)
	Effective Rate
Entertainment One, Ltd.	1-month LIBOR	Bank Of America N.A.	11/01/16	2	GBP	(1)	—	(1)
iBoxx USD Liquid High Yield	3-month LIBOR	JPMorgan Chase Bank	12/20/15	792	USD	(7)	—	(7)
Index		N.A.
KBC Groep NV	Federal Funds	Morgan Stanley	9/15/17	62	USD	— (b)	—	—	(b)
	Effective Rate
Northstar Realty Finance	Federal Funds	Morgan Stanley	4/21/17	152	USD	—	—	—
	Effective Rate
SRP Groupe SA	1-month EURIBOR	Bank Of America N.A.	5/02/17	16	EUR	(1)	—	(1)
Wolseley PLC	1-month LIBOR	Bank Of America N.A.	4/25/17	16	GBP	— (b)	—	—	(b)
Total						$ (9)	$—	$ (9)

Footnote Legend:

(a)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(b)	Amount is less than $500.
#	May be comprised of multiple contracts with the same counterparty, floating rate and expiration date.

Over-the-counter total return basket swap(a) outstanding at October 31, 2015 was as follows:

Counterparty	Description	Notional	Termination Date	Value
Morgan Stanley	The Fund pays the total return on a portfolio of short positions and receives the Federal Funds Effective Rate (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions within the swap. The portfolio consists of about 200 short positions in U.S. Equities and ADRs which are diversified across all sectors and have a market cap restricted to the top 700 positions in the Russell 3000. There are no embedded fees.	(10,678)	7/27/17	$(14)

Footnote Legend:

(a)Net payment made at reset date.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,239	$ —	$ 1,065	$ 174
Municipal Bonds	275	—	275	—
Mortgaged-Backed Securities	34	—	34	—
Asset-Backed Securities	330	—	330	—
Corporate Bonds	17,209	—	17,062	147
Convertible Bonds	5,652	—	5,652	—
Loan Agreements	3,625	—	3,549	76
Equity Securities:
Preferred Stock	233	186	47	—
Common Stocks	27,123	26,651	472	—
Rights	—(a)	— (a)	—	—
Exchange-Traded Funds	258	258	—	—
Master Limited Partnerships	8,556	8,556	—	—
Real Estate Investment Trusts	6,474	6,474	—	—
Short-Term Investments	20,792	20,792	—	—
Purchased Options	65	63	2	—
Futures Contracts	149	149	—	—
Foreign Currency Exchange Contracts	90	—	90	—
Over-the-Counter Credit Default Swaps	20	—	20	—
Over-the-Counter Total Return Swap	1	—	1	—

Total Assets	92,125	63,129	28,599	397

Liabilities:
Securities Sold Short	(9,264)	(8,851)	(413)	—
Written Options	(19)	(17)	(2)	—
Futures Contracts	(50)	(50)	—	—
Foreign Currency Exchange Contracts	(198)	—	(198)	—
Over-the Counter Credit Default Swaps	(1)	—	(1)	—
Over-the-Counter Total Return Swap	(10)	—	(10)	—
Over-the-Counter Total Return Basket Swap	(14)	—	(14)	—

Total Liabilities	$(9,556)	$(8,918)	$ (638)	$ —

Footnote Legend:

(a)	Amount is less than $500.

Securities held by the Fund with an end of period value of $450 were transferred from Level 1 to Level 2 based on our valuation procedures for non-US securities. (See Note 2B in the Notes to Financial Statements for more information).

Securities held by the Fund with an end of period value of $175 were transferred from Level 2 to Level 1 since an exchange price became available.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Concluded)

OCTOBER 31, 2015

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value.

	Total	Foreign Government Securities	Corporate Bonds	Convertible Bonds	Loan Agreements
Investments in Securities
Balance as of October 31, 2014	$ 452	$ 236	$ 149	$ 67	$ —
Accrued discount/(premium)	1	1	—	— (a)	— (a)
Realized gain (loss)	(16)	—	—	(16)	—
Change in unrealized appreciation (depreciation)(b)	(45)	(63)	1	24	(7)
Purchases	83	—	—	—	83
Sales	(75)	—	—	(75)	—
Transfers into Level 3(c)	—	—	—	—	—
Transfers from Level 3(c)	—	—	—	—	—
Paydowns	(3)	—	(3)	—	—

Balance as of October 31, 2015	$ 397	$ 174 (d)	$ 147 (d)	$ —	$ 76 (d)

Footnote Legend:

(a)	Amount is less than $500.

(b)

Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2015 was $(69).

(c)	“Transfers into and/or from” represent the ending value as of October 31, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

(d)

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—2.0%
Argentine Republic Government International Bond 8.280%, 12/31/33(2)	1,402	EUR	$1,563
Hellenic Republic Government Bond 3.000%, 2/24/42(3)	500	EUR	328

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,698)			1,891

MORTGAGED-BACKED SECURITIES—0.9%

Non-Agency—0.9%
VOLT XXXV LLC 2015-NPL9, A1 144A 3.500%, 6/26/45(3)(4)	894		893

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $894)			893

CORPORATE BONDS—32.6%

Consumer Discretionary—10.8%
Cablevision Systems Corp. 5.875%, 9/15/22	500		416
Caesars Entertainment Operating Co., Inc. 11.250%, 6/1/17(2)	2,000		1,595
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 5.125%, 12/15/21(4)	1,000		964
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	1,000		823
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	500		521
iHeartCommunications, Inc. PIK Capitalization, 2.00% Interest, 12.00% Capitalization 14.000%, 2/1/21(5)	505		210
Intelsat Jackson Holdings SA 7.250%, 10/15/20	1,000		915
LBI Media, Inc. 144A 10.000%, 4/15/19(4)	3,000		3,015
Lee Enterprises, Inc./IA 144A

	PAR VALUE	VALUE

Consumer Discretionary—continued
9.500%, 3/15/22(4)	$1,500	$1,432
Station Casinos LLC 7.500%, 3/1/21	500	536

		10,427

Consumer Staples—1.3%
Avon Products, Inc. 8.700%, 3/15/43	1,000	723
Dole Food Co., Inc. 144A 7.250%, 5/1/19(4)	500	503

		1,226

Energy—1.0%
Citgo Holding, Inc. 144A 10.750%, 2/15/20(4)	1,000	1,010

Financials—4.0%
Air Lease Corp. 2.625%, 9/4/18	170	169
Corrections Corp. of America REIT 5.000%, 10/15/22	30	31
Lehman Brothers Holdings, Inc. 0.000%, 5/25/99(2)(3)	10,000	758
0.000%, 7/20/99(2)	20,000	2,089
0.000%, 11/16/99(2)	10,000	767

		3,814

Health Care—1.8%
Emdeon, Inc. 144A 6.000%, 2/15/21(4)	445	438
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 144A 6.000%, 7/15/23(4)	200	201
HealthSouth Corp. 144A 5.750%, 11/1/24(4)	50	50
Tenet Healthcare Corp. 6.750%, 6/15/23	1,000	1,004

		1,693

Industrials—1.8%
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(4)	665	690
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,020

		1,710

Information Technology—4.1%
Advanced Micro Devices, Inc.

	PAR VALUE	VALUE

Information Technology—continued
7.000%, 7/1/24	$500	$352
Altegrity, Inc. 144A 9.500%, 7/1/19(4)	2,706	2,510
First Data Corp. 11.750%, 8/15/21	1,000	1,143

		4,005

Materials—5.4%
Hexion, Inc. 6.625%, 4/15/20	1,000	852
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.000%, 11/15/20	375	201
INEOS Group Holdings SA 144A 6.125%, 8/15/18(4)	500	506
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,000	805
4.690%, 4/24/22	1,000	695
New Enterprise Stone & Lime Co., Inc. PIK 13.000%, 3/15/18(6)	2,060	2,145

		5,204

Telecommunication Services—1.4%
Level 3 Communications, Inc. 5.750%, 12/1/22	500	514
Sprint Capital Corp. 6.875%, 11/15/28	1,000	832

		1,346

Utilities—1.0%
Calpine Corp. 5.750%, 1/15/25	1,000	951

TOTAL CORPORATE BONDS
(Identified Cost $32,841)		31,386

CONVERTIBLE BONDS—1.8%

Information Technology—1.8%
Nortel Networks Corp. 2.125%, 4/15/34(2)	2,000	1,705

TOTAL CONVERTIBLE BONDS
(Identified Cost $1,800)		1,705

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR
	VALUE	VALUE

LOAN AGREEMENTS—10.5%

Consumer Discretionary—2.0%
Affinion Group, Inc., Second Lien 8.500%, 10/31/18	$2,000	$ 1,833
Charter Communi- cations Operating, LLC (aka CCO Safari LLC) 3.500%, 1/24/23	119	119

		1,952

Consumer Staples—5.5%
Hostess Brands LLC, Second Lien Term Loan B 8.500%, 8/3/23	2,920	2,919
Kronos, Inc., Second Lien 9.750%, 4/30/20	500	507
Sun Products Corporation, The (fka Huish Detergents Inc.), Tranche B 5.500%, 3/23/20	2,000	1,937

		5,363

Industrials—0.1%
Navistar, Inc., Tranche B 6.500%, 8/7/20	78	74

Information Technology—0.8%
Deltek, Inc., Second Lien 9.500%, 6/26/23	476	476
First Data Corp. 2022
Dollar Term Loan 3.947%, 7/28/22	302	302

		778

Utilities—2.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.250%, 6/19/16(7)	2,000	2,002

TOTAL LOAN AGREEMENTS (Identified Cost $10,223)		10,169

	PAR
	VALUE	VALUE

CLAIMS—0.6%

Financials—0.6%
Lehman Brothers Trade Claim(8)	$10,000	$ 562

TOTAL CLAIMS (Identified Cost $540)		562

TOTAL LONG TERM INVESTMENTS — 48.4%
(Identified Cost $47,996)		46,606

	SHARES

SHORT-TERM INVESTMENTS—49.6%

Money Market Mutual Funds—49.6%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	47,792,182	47,792

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $47,792)		47,792

TOTAL INVESTMENTS — 98.0% (Identified Cost $95,788)		$94,398	(1)
Other assets and liabilities, net — 2.0%		1,953

NET ASSETS — 100.0%		$96,351

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

(2)	Security in default.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2015.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $13,035 or 13.5% of net assets.

(5)	86% of the income received was in cash and 14% in PIK.

(6)	54% of the income received was in cash and 46% in PIK.

(7)	Security in default, interest payments are being received during the bankruptcy proceedings.

(8)	Non-income producing.

Abbreviations:
LLC PIK REIT	Limited Liability Company Payment in Kind Real Estate Investment Trust

Currencies:
EUR KRW TWD	European Currency Unit South Korean Won New Taiwan Dollar

Country Weightings (Unaudited)†
United States	95%
Canada	2
Argentina	2
Luxembourg	1
Total	100%
†% of total investments as of October 31, 2015.

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS  (Concluded)

OCTOBER 31, 2015

($ are reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2015 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	567	EUR	500	JPMorgan Chase Bank N.A.	12/21/15	$ 16
USD	1,000	KRW	1,187,000	JPMorgan Chase Bank N.A.	4/05/16	(37)
USD	1,000	TWD	32,950	JPMorgan Chase Bank N.A.	4/06/16	(17)

Total						$ (38)

Over-the-counter credit default swap- buy protection(1) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Grupo Isolux Corsan Financial	JPMorgan Chase Bank N.A.	5%	9/20/20	1,000 EUR	$512	$508	$4

Total					$512	$508	$4

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The following table provides a summary of input used to value the Fund’s investment as of October 31, 2015 ( See security Valuation Note 1B in the Notes to Schedule of Investments):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,891	$ —	$ 1,891
Mortgage-Backed Securities	893	—	893
Corporate Bonds	31,386	—	31,386
Convertible Bonds	1,705	—	1,705
Loan Agreements	10,169	—	10,169
Claims	562	—	562
Short-Term Investments	47,792	47,792	—
Foreign currency exchange contracts	16	—	16
Over the Counter Credit Default Swap	512	—	512

Total Assets	$94,926	$47,792	$47,134

Liabilities:
Foreign currency exchange contracts	(54)	—	(54)

Total Liabilities	$ (54)	$ —	$ (54)

There were no transfers between level 1 and level 2 related to securities held at October 31, 2015.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

FOREIGN GOVERNMENT SECURITIES—12.1%
Italy Buoni Poliennali Del Tesoro 5.000%, 9/1/40	$2,230	$ 3,573
Korea Treasury Bond 2.250%, 6/10/25	3,415,000	3,032

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,215)		6,605

MORTGAGED-BACKED SECURITIES—2.4%

Non-Agency—2.4%
Government National Mortgage Association 3.478%, 3/16/56(2)	184	169
3.000%, 7/16/57(2)	1,358	1,158

		1,327

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $1,311)		1,327

	SHARES
EXCHANGE-TRADED FUNDS—4.1%

Exchange Traded Funds—4.1%
Consumer Discretionary Select Sector SPDR Fund(3)	13,950	1,129
iShares MSCI Poland Capped ETF(3)	25,999	531
iShares MSCI Turkey ETF(3)	13,750	554

		2,214

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $2,190)		2,214

	CONTRACTS
PURCHASED OPTIONS—2.9%

Call Options—2.6%
Call USD 1,000 versus Put CNH 6,500 Expiring 10/13/16 Strike price $6.50(4)	10,000	23
Call USD 12,450 versus Put CNH 84,230 Expiring 08/22/16 Strike price $6.77(4)	124,500	151

	CONTRACTS	VALUE

Call Options—continued
Call USD 220 versus Put INR 16,643 Expiring 10/13/16 Strike price $75.65(4)	2,200	$ 3
Call USD 270 versus Put JPY 29,192 Expiring 10/13/20 Strike price $108.12(4)	2,700	24
Call USD 3,000 versus Put INR 222,000 Expiring 07/21/16 Strike price $74.00(4)	30,000	31
Call USD 5,100 versus Put JPY 551,718 Expiring 10/02/20 Strike price $108.18(4)	51,000	451
Consumer Discretionary Select SPDR Fund Expiring 01/15/16 Strike price $86.00(4)	1,750	42
Euro Stoxx 50 Expiring 12/20/19 Strike price $4,000.00(4)	100	259
Euro Stoxx 50 Expiring 12/20/19 Strike price $4,400.00(4)	125	220
iShares FTSE A 50 China Index Expiring 12/30/15 Strike price $17.50(4)	515	3
Nikkei Future Index Expiring 12/09/16 Strike price $24,000.00(4)	35	100
Nikkei Future Index Expiring 12/09/16 Strike price $27,000.00(4)	183	86

		1,393

Put Options—0.3%
Put EUR 3,450 versus Call USD 3,692 Expiring 06/30/20 Strike price $1.07(4)	34,500	184

TOTAL PURCHASED OPTIONS (Identified Cost $2,066)		1,577

	CONTRACTS	VALUE

Put Options—continued

PURCHASED SWAPTIONS—1.2%

Put Swaptions—1.2%
30-Year GBP Interest Rate Swap Expiring 07/22/30 Strike price $3.60(4)	320	$ 188
30-Year GBP Interest Rate Swap Expiring 10/14/30 Strike price $3.60(4)	30	17
30-Year USD Interest Rate Swap Expiring 07/22/30 Strike price $3.85(4)	1,000	469

		674

TOTAL PURCHASED SWAPTIONS (Identified Cost $789)		674

TOTAL LONG TERM INVESTMENTS — 22.7%
(Identified Cost $12,571)		12,397

	SHARES

SHORT-TERM INVESTMENTS—74.2%

Money Market Mutual Funds—74.2%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	40,539,391	40,539

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $40,539)		40,539

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 96.9%
(Identified Cost $53,110)		52,936	(1)

	CONTRACTS

WRITTEN OPTIONS—(1.0)%

Call Options—(1.0)%
Call EUR 2,300 versus Put USD 2,760 Expiring 06/30/20 Strike price $1.20(4)	(23,000)	(224)

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	CONTRACTS	VALUE
Call Options—continued
Call INR 14,443 versus Put USD 220 Expiring 10/13/16 Strike price $65.65(4)	(2,200)	$ (14)
Call USD 1,000 versus Put CNH 7,020 Expiring 10/13/16 Strike price $7.02(4)	(10,000)	(10)
Call USD 12,450 versus Put CNH 90,970 Expiring 08/22/16 Strike price $7.31(4)	(124,500)	(73)
Call USD 3,000 versus Put INR 192,000 Expiring 07/21/16 Strike price $64.00(4)	(30,000)	(206)
iShares FTSE A 50 China Index Expiring 12/30/15 Strike price $20.00(4)	(515)	(3)

		(530)

TOTAL WRITTEN OPTIONS (Proceeds $(625))		(530	)(1)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 95.9% (Identified Cost $52,485)		$52,406
Other assets and liabilities, net — 4.1%		2,230

NET ASSETS — 100.0%		$54,636

Footnote Legend:

(1)   Federal Income Tax Information: For tax   information at October 31, 2015, see   Note 11 Federal Income Tax Information in   the Notes to Financial Statements.

(2)   Variable or step coupon security; interest   rate shown reflects the rate in effect at   October 31, 2015.

(3)   These Funds are public funds and the   prospectus and annual reports are publicly   available.

(4)   Strike price not reported in thousands.

Abbreviations:
CBT ETF S&P SPDR	Chicago Board of Trade Exchange Traded Fund Standard & Poor’s Standard & Poor’s Depositary Receipt

Currencies:
AUD CNH EUR GBP INR JPY KRW MXN SGD USD	Australian Dollar Chinese Yuan European Currency Unit British Pound Indian Rupee Japanese Yen Korean Won Mexican Peso Singapore Dollar United States Dollar

Country Weightings (Unaudited)†
United States	86%
Italy	7
Korea	5
Germany	1
Other	1
Total	100%
†% of total investments, net of written options, as of October 31, 2015.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS   (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

Futures contracts as of October 31, 2015 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)
DAX Index Future	December 2015	6	$ 1,793	$ 114
Euro STOXX 50	December 2015	77	2,895	178
Euro-BTP Future	December 2015	(46)	(7,060)	(275)
FTSE 100 Index Future	December 2015	(29)	(2,831)	(125)
NASDAQ 100 E-Mini	December 2015	12	1,114	95
Russell 2000 E-Mini Index	December 2015	(43)	(4,981)	(80)
S&P 500 E-Mini Future	December 2015	54	5,599	310
U.S. 2 Year Treasury Note (CBT)	December 2015	(133)	(29,081)	19
Total				$ 236

Forward foreign currency exchange contracts as of October 31, 2015 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR*	315	USD	358	BNP Paribas	12/18/15	$ (11)
JPY*	120,105	USD	1,000	Nomura Global Financial Products, Inc.	12/18/15	(4)
USD*	2,500	AUD	3,525	Nomura Global Financial Products, Inc.	12/18/15	(7)
USD*	150	AUD	211	Citibank	12/18/15	— (a)
USD*	3,400	EUR	3,000	BNP Paribas	12/18/15	98
USD*	1,218	EUR	1,075	BNP Paribas	12/18/15	35
USD*	620	EUR	550	Citibank	12/18/15	15
USD*	584	EUR	518	Citibank	12/18/15	14
USD*	555	EUR	490	BNP Paribas	12/18/15	16
USD*	521	EUR	460	BNP Paribas	12/18/15	15
USD*	487	EUR	430	BNP Paribas	12/18/15	14
USD*	37	EUR	33	Deutsche Bank AG	12/18/15	— (a)
USD*	1,000	JPY	120,142	BNP Paribas	12/18/15	3
USD*	2,904	KRW	3,436,241	Citibank	12/18/15	(105)
USD*	2,500	MXN	42,194	Citibank	12/18/15	(45)
USD*	150	MXN	2,512	BNP Paribas	12/18/15	(1)
USD*	2,550	SGD	3,639	BNP Paribas	12/18/15	(43)
USD*	135	SGD	189	Citibank	12/18/15	— (a)
Total						$ (6)

Footnote Legend:

(a) Amount is less than $500.

* Non deliverable forward. See Note 3B in the Notes to Financial Statements.

Over-the-counter inflation swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount	Value	Premiums Paid ( Received)	Unrealized Appreciation (Depreciation)
1.760%(a)	CPI Urban Consumer NSA	Nomura Global Financial Products, Inc.	7/23/20	5,250 USD	$77	$ —	$77
2.068%(b)	CPI Urban Consumer NSA	Nomura Global Financial Products, Inc.	7/23/25	5,250 USD	(149)	—	(149)
Total					$(72)	$ —	$(72)

Footnote Legend:

(a)  Fund pays inflation and receives the fixed rate.

(b)  Fund pays the fixed rate and receives inflation.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

Centrally cleared interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.295%(a)	EUR-Euribor	JPMorgan Chase Bank N.A.	7/25/26	6,800(b)	EUR	$178	$ —	$178
1.715%(c)	EUR-Euribor	JPMorgan Chase Bank N.A.	7/25/46	2,750(b)	EUR	(122)	—	(122)

Total						$56	$ —	$56

Footnote Legend:

(a) Fund pays the floating rate and receives the fixed rate.

(b) Represents interest rate swaps whose effective date of commencement of accruals and cash flows occur subsequent to October 31, 2015.

(c) Fund pays the fixed rate and receives the floating rate.

Over-the-counter interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.870%(a)	6-Month AUD-BBR-BBSW	Nomura Global Financial Products, Inc.	7/24/25	990(b)	AUD	$12	$ —	$12
3.955%(a)	6-Month AUD-BBR-BBSW	Nomura Global Financial Products, Inc.	7/22/25	11,500(b)	AUD	163	—	163
6.855%(a)	28-Day MXN TIIE	Deutsche Bank AG	7/14/21	150,000(b)	MXN	57	—	57
6.890%(a)	28-Day MXN TIIE	Deutsche Bank AG	7/16/21	40,000(b)	MXN	17	—	17

Total						$249	$ —	$249

Footnote Legend:

(a) Fund pays the floating rate and receives the fixed rate.

(b) Represents interest rate swaps whose effective date of commencement of accruals and cash flows occur subsequent to October 31, 2015.

Over-the-counter variance swaps outstanding as of October 31, 2015 were as follows:

Reference Entity	Variance Strike Price	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
DJ Euro Stoxx 50(a)	$22.90	BNP Paribas	6/16/17	83	EUR	$318	$ —	$318
DJ Euro Stoxx 50(b)	21.31	BNP Paribas	6/17/16	37	EUR	(169)	—	(169)
S&P 500 Composite Stock Price Index(b)	22.25	BNP Paribas	12/18/17	10	USD	2	—	2
DJ Euro Stoxx 50(a)	24.25	BNP Paribas	12/17/17	9	EUR	20	—	20

Total						$171	$ —	$171

Footnote Legend:

(a) Fund pays the fixed strike price and receives the variance payment.

(b) Fund pays the variance payment and receives the fixed strike price.

Over-the-counter total return swaps outstanding as of October 31, 2015 were as follows:

Reference Entity	Floating Rate(a)	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SPDR S&P Biotech ETF	3-Month LIBOR	BNP Paribas	1/06/16	525	USD	$ (53)	$ —	$ (53)
Stoxx 600 Tech Index	N/A	Citibank	12/18/15	897	EUR	(99)	—	(99)
Total						$ (152)	$ —	$ (152)

Footnote Legend:

(a) The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2015

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 6,605	$ —	$ 6,605
Mortgaged-Backed Securities	1,327	—	1,327
Equity Securities:
Exchange-Traded Funds	2,214	2,214	—
Short-Term Investments	40,539	40,539	—
Purchased Options	1,577	710	867
Purchased Swaptions	674	—	674
Futures Contracts	716	716	—
Foreign Currency Exchange Contracts	210	—	210
Over-the-Counter Inflation Swap	77	—	77
Centrally Cleared Interest Rate Swap	178	—	178
Over-the-Counter Interest Rate Swap	249	—	249
Over-the-Counter Variance Swap	340	—	340

Total Assets	54,706	44,179	10,527

Liabilities:
Written Options	(530)	(3)	(527)
Futures Contracts	(480)	(480)	—
Foreign Currency Exchange Contracts	(216)	—	(216)
Over-the-Counter Inflation Swap	(149)	—	(149)
Centrally Cleared Interest Rate Swap	(122)	—	(122)
Over-the-Counter Variance Swap	(169)	—	(169)
Over-the-Counter Total Return Swap	(152)	—	(152)

Total Liabilities	$(1,818)	$ (483)	$(1,335)

There were no transfers between level 1 and level 2 related to securities held at October 31, 2015.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Financial Statements.

VIRTUS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

($ are reported in thousands)

	SHARES	VALUE

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—88.0%

Diversified—14.3%
Enterprise Products Partners LP	2,400	$66
Kinder Morgan, Inc.	13,500	369
ONEOK, Inc.	2,800	95
Williams Cos, Inc. (The)	3,000	119
Williams Partners LP	1,600	54

		703

Downstream/Other—5.7%
Cheniere Energy, Inc.(2)	1,300	64
Phillips 66	1,200	107
Tesoro Corp.	1,000	107

		278

Electric, LDC & Power—11.7%
Dominion Resources, Inc.	2,000	143
NextEra Energy Partners LP	3,900	102
NextEra Energy, Inc.	1,500	154
Sempra Energy	1,700	174

		573

Gathering/Processing—12.5%
Antero Midstream Partners LP	2,400	57
EnLink Midstream LLC	5,000	99
EQT GP Holdings LP	4,000	106
MarkWest Energy Partners LP	1,400	61
Rice Midstream Partners LP	3,300	45
Targa Resources Corp.	3,000	171
Western Gas Partners LP	1,400	72

		611

Marine Shipping—4.8%
Gaslog Partners LP	4,500	83
Knot Offshore Partners LP	3,500	57
Teekay Corp.	3,000	97

		237

Natural Gas Pipelines—14.7%
Columbia Pipeline Group, Inc.	6,000	125
Dominion Midstream Partners LP(2)	2,000	65
Energy Transfer Partners LP	2,200	97

	SHARES	VALUE

Natural Gas Pipelines—continued
Energy Transfer Equity LP	4,300	$93
Spectra Energy Corp.	5,200	149
Tallgrass Energy GP LP	8,000	191

		720

Petroleum Transportation & Storage—24.3%
Enbridge Energy Management LLC(2)	6,800	185
Enbridge, Inc.	4,300	184
Genesis Energy LP	2,000	81
Magellan Midstream Partners LP	1,200	77
NuStar Energy LP	1,000	51
Plains GP Holdings LP Class A	8,200	127
SemGroup Corp. Class A	1,500	68
Shell Midstream Partners LP	3,100	106
Sunoco Logistics Partners LP	3,600	104
Tesoro Logistics LP	1,000	56
VTTI Energy Partners LP	7,700	153

		1,192

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $4,427)		4,314

TOTAL LONG TERM INVESTMENTS — 88.0%
(Identified Cost $4,427)		4,314

SHORT-TERM INVESTMENTS—12.1%

Money Market Mutual Funds—12.1%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	590,436	590

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $590)		590

TOTAL INVESTMENTS — 100.1%
(Identified Cost $5,017)		$4,904	(1)

Other assets and liabilities, net — (0.1)%		(5)

NET ASSETS — 100.0%		$4,899

Footnote Legend:

(1)	Federal Income Tax Information: For tax
information at October 31, 2015, see Note 11
Federal Income Tax Information in the Notes to
Financial Statements.
(2)	Non-income producing.

Abbreviations:

LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings (Unaudited)†
United States	88%
United Kingdom	4
Canada	4
Bermuda	2
Monaco	2
Total	100%
†% of total investments, as of October 31, 2015.

Ownership Structure (Unaudited)†,††
Midstream MLP	24%
Pure Play General Partner	24
Embedded General Partners	17
MLP Affiliates & Other	9
Major Midstream Companies	8
Foreign LP	6
Cash	12
Total	100%

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products. Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes. MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/ LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions.Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Pure-Play GPs are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity. Embedded GPs are general partners of

See Notes to Financial Statements.

VIRTUS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2015

($ are reported in thousands)

 (Ownership Structure - Continued) MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP. Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products and structured as C-corporations for federal income tax purposes.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$ 4,314	$ 4,314
Short-Term Investments	590	590

Total Assets	$ 4,904	$ 4,904

There were no transfers between level 1 and level 2 related to securities held at October 31, 2015.

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—0.7%

Non-Agency—0.7%
United States Treasury Notes 0.500%, 8/31/16	$200	$200

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $200)		200

FOREIGN GOVERNMENT SECURITIES—1.1%
El Salvador Government International Bond 144A 6.375%, 1/18/27(2)	125	112
Sri Lanka Government International Bond 144A 6.000%, 1/14/19(2)	200	202

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $336)		314

MUNICIPAL BONDS—0.6%

Illinois—0.4%
State of Illinois, Series A 5.000%, 6/1/19	100	108

Texas—0.2%
University of Texas System/The 5.000%, 8/15/25	50	62

TOTAL MUNICIPAL BONDS
(Identified Cost $169)		170

MORTGAGED-BACKED SECURITIES—11.4%

Agency—2.4%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(2)	280	277
American Homes 4 Rent 15-SFR2, C 144A 4.691%, 10/17/45(2)	100	101
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(3)	135	137

	PAR VALUE	VALUE

Agency—continued
Structured Asset Securities Corp. Pass-Through Certificates Series 02-AL1, A3 3.450%, 2/25/32	$32	$31
VOLT XXII LLC 15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	66	66
VOLT XXXI LLC 15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	88	88

Non-Agency—9.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 03-AR3, M4 4.572%, 6/25/33(3)	45	44
Banc of America Mortgage Trust 04-11, 5A1 6.500%, 8/25/32	123	125
Bear Stearns Commercial Mortgage Securities Trust 07-PW15, AM 5.363%, 2/11/44	50	51
Citigroup Mortgage Loan Trust, Inc. 03-UP3, A2 7.000%, 9/25/33	43	45
Citigroup Mortgage Loan Trust, Inc. 04-UST1, A3 2.287%, 8/25/34(3)	16	16
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(3)	100	102
DBUBS Mortgage Trust 11-LC3A, D 144A 5.422%, 8/10/44(2)(3)	200	210
FNMA Connecticut Avenue Securities 14-C02, 2M2 2.797%, 5/25/24(3)	350	312
FREMF Mortgage Trust 15-K720, B 144A 3.389%, 7/25/22(2)(3)	60	53

	PAR VALUE	VALUE

Non-Agency—continued
GMACM Mortgage Loan Trust 05-AR2, 2A 3.159%, 5/25/35(3)	$116	$109
GSR Mortgage Loan Trust 05-5F, B1 5.749%, 6/25/35(3)	194	189
GSR Mortgage Loan Trust 07-1F, 2A2 5.500%, 1/25/37	23	22
Hilton USA Trust 13-HLT, EFX 144A 4.602%, 11/5/30(2)(3)	250	252
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	130	132
Morgan Stanley Bank of America Merrill Lynch Trust 15-C26, C 4.412%, 11/15/48	100	100
NAAC Reperforming Loan REMIC Trust Certificates 04-R3, A1 144A 6.500%, 2/25/35(2)	101	103
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	127	130
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	265	268
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 03-34A, 6A 2.733%, 11/25/33(3)	11	11
VOLT XXIX LLC 14-NP10, A1 144A 3.375%, 10/25/54(2)(3)	202	201
VOLT XXXVII LLC 15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	98	98

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $3,295)		3,273

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—5.1%
AVANT Loans Funding Trust 15-A, A 144A 4.000%, 8/16/21(2)	$117	$ 117
Carnow Auto Receivables Trust 14-1A, D 144A 4.160%, 11/15/18(2)	250	249
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(2)	92	95
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(2)	130	130
DT Auto Owner Trust 15-3A, C 144A 3.250%, 7/15/21(2)	85	85
Exeter Automobile Receivables Trust 14-2A, C 144A 3.260%, 12/16/19(2)	100	99
Exeter Automobile Receivables Trust 14-3A, D 144A 5.690%, 4/15/21(2)	125	125
Exeter Automobile Receivables Trust 15-2A, C 144A 3.900%, 3/15/21(2)	130	127
Foursight Capital Automobile Receivables Trust 14-1, B 144A 3.560%, 11/22/21(2)	250	254
Leaf Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(2)	100	96
Wendys Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(2)	80	80

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,462)		1,457

CORPORATE BONDS—62.4%

Consumer Discretionary—11.7%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(2)	145	153
Boyd Gaming Corp. 9.000%, 7/1/20	75	81
6.875%, 5/15/23	65	69

	PAR VALUE	VALUE

Consumer Discretionary—continued
CalAtlantic Group, Inc. 5.875%, 11/15/24	$100	$ 106
CCO Holdings LLC / CCO Holdings Capital Corp. 144A 5.125%, 5/1/23(2)	100	101
CCO Safari II LLC 144A 4.908%, 7/23/25(2)	40	41
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 5.125%, 12/15/21(2)	105	101
5.125%, 12/15/21(2)	45	43
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	110	115
CSC Holdings LLC 5.250%, 6/1/24	125	110
DISH DBS Corp. 5.000%, 3/15/23	120	111
Hyundai Capital America 144A 3.000%, 10/30/20(2)	100	100
iHeartCommunications, Inc. 9.000%, 12/15/19	100	85
Intelsat Jackson Holdings SA 5.500%, 8/1/23	95	79
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	70	74
Jarden Corp. 144A 5.000%, 11/15/23(2)	35	36
Landry’s, Inc. 144A 9.375%, 5/1/20(2)	175	189
Lennar Corp. 4.500%, 6/15/19	100	104
4.875%, 12/15/23	30	30
MDC Holdings, Inc. 5.500%, 1/15/24	95	97
Meritor, Inc. 6.750%, 6/15/21	125	124
MGM Resorts International 6.000%, 3/15/23(4)	130	133
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(2)	25	26
MPG Holdco I, Inc. 7.375%, 10/15/22	60	64

	PAR VALUE	VALUE

Consumer Discretionary—continued
New York University 4.142%, 7/1/48	$25	$ 24
Omega US Sub LLC 144A 8.750%, 7/15/23(2)	130	123
Party City Holdings, Inc. 144A 6.125%, 8/15/23(2)	10	10
Penn National Gaming, Inc. 5.875%, 11/1/21	70	72
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	150	161
RCN Telecom Services LLC / RCN Capital Corp. 144A 8.500%, 8/15/20(2)	95	100
Scientific Games International, Inc. 144A 7.000%, 1/1/22(2)	145	147
Signet UK Finance PLC 4.700%, 6/15/24	75	75
Station Casinos LLC 7.500%, 3/1/21	150	161
Toll Brothers Finance Corp. 5.875%, 2/15/22	100	108
4.875%, 11/15/25	70	70
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	130	131

		3,354

Consumer Staples—1.4%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(2)	85	85
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(2)	25	26
Rite Aid Corp. 6.750%, 6/15/21	120	129
Rite Aid Corp. 144A 6.125%, 4/1/23(2)	20	22
Safeway, Inc. 7.250%, 2/1/31	35	34
Tops Holding LLC / Tops Markets II Corp. 144A 8.000%, 6/15/22(2)	110	115

		411

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Energy—5.8%
Antero Resources Corp. 144A 5.625%, 6/1/23(2)	$70	$ 65
Blue Racer Midstream LLC / Blue Racer Finance Corp. 144A 6.125%, 11/15/22(2)	100	94
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 144A 6.250%, 4/1/23(2)	70	60
Enbridge Energy Partners LP 4.375%, 10/15/20	15	15
EP Energy LLC / Everest Acquisition Finance, Inc. 6.375%, 6/15/23	140	107
FTS International, Inc. 144A 7.837%, 6/15/20(2)(3)	55	38
Gulfport Energy Corp. 7.750%, 11/1/20	45	45
Halcon Resources Corp. 144A 8.625%, 2/1/20(2)	40	34
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	55	56
Kinder Morgan, Inc./DE 7.750%, 1/15/32	55	56
Kinder Morgan, Inc./DE 144A 5.625%, 11/15/23(2)	60	59
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 4.875%, 12/1/24	105	100
Newfield Exploration Co. 5.375%, 1/1/26	130	123
NGL Energy Partners LP / NGL Energy Finance Corp. 5.125%, 7/15/19	100	93
QGOG Constellation SA 144A 6.250%, 11/9/19(2)	200	102

	PAR VALUE	VALUE

Energy—continued
Regency Energy Partners LP / Regency Energy Finance Corp. 5.000%, 10/1/22	$100	$ 97
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	100	100
SM Energy Co. 6.125%, 11/15/22	100	98
Sunoco LP / Sunoco Finance Corp. 144A 6.375%, 4/1/23(2)	195	197
Transocean, Inc. 5.550%, 12/15/16	140	140

		1,679

Financials—16.0%
Air Lease Corp. 2.625%, 9/4/18	50	50
Aircastle, Ltd. 5.125%, 3/15/21	155	164
Allstate Corp. (The) 5.750%, 8/15/53(3)(4)	115	120
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	20	20
Ares Finance Co. II LLC 144A 5.250%, 9/1/25(2)	85	86
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(2)	40	40
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 144A 5.250%, 3/15/25(2)	130	131
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(2)(4)	115	124
Bank of America Corp. 4.200%, 8/26/24	60	60
Bank of Georgia JSC 144A 7.750%, 7/5/17(2)	200	209
Block Financial LLC 4.125%, 10/1/20	80	81
Brixmor Operating Partnership LP 3.875%, 8/15/22	30	30
Capital One Financial Corp. 4.200%, 10/29/25	85	85

	PAR VALUE	VALUE

Financials—continued
Citizens Financial Group, Inc. 144A 5.500%, 12/29/49(2)(3)	$70	$ 69
Corporate Office Properties LP 3.600%, 5/15/23	65	60
Corrections Corp. of America REIT 5.000%, 10/15/22	155	158
CyrusOne LP / CyrusOne Finance Corp. 144A 6.375%, 11/15/22(2)	105	109
Digital Delta Holdings LLC 144A 3.400%, 10/1/20(2)	100	100
Digital Realty Trust LP 3.950%, 7/1/22	45	45
Discover Financial Services 3.950%, 11/6/24	75	75
DuPont Fabros Technology LP 5.875%, 9/15/21	65	69
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(2)	65	65
First Cash Financial Services, Inc. 6.750%, 4/1/21	60	60
First Niagara Financial Group, Inc. 6.750%, 3/19/20(4)	130	146
FS Investment Corp. 4.250%, 1/15/20	130	131
Genworth Holdings, Inc. 4.900%, 8/15/23	70	53
GLP Capital LP / GLP Financing II, Inc. 4.875%, 11/1/20	85	87
Guanay Finance, Ltd. 144A 6.000%, 12/15/20(2)	250	252
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	40	39
Hertz Corp./The 6.250%, 10/15/22	111	115
Hospitality Properties Trust 4.500%, 3/15/25	125	122
iStar Financial, Inc. 5.000%, 7/1/19	110	108
Kilroy Realty LP 4.375%, 10/1/25(4)	145	147

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Financials—continued
McGraw Hill Financial, Inc. 144A 3.300%, 8/14/20(2)	$ 53	$ 54
4.000%, 6/15/25(2)	65	65
National Retail Properties, Inc. 4.000%, 11/15/25	35	35
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/21	65	60
Nordea Bank AB 144A 4.250%, 9/21/22(2)(4)	200	204
PKO Finance AB (PKO Bank PL) 144A 4.630%, 9/26/22(2)(4)(5)	200	209
Sabra Health Care LP / Sabra Capital Corp. 5.500%, 2/1/21	65	68
Select Income REIT 4.500%, 2/1/25(4)	100	95
Springleaf Finance Corp. 5.250%, 12/15/19	80	80
TIAA Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(2)(4)	110	112
Ukreximbank Via Biz Finance PLC 144A 9.625%, 4/27/22(2)	150	137
Ventas Realty LP 4.125%, 1/15/26	80	80
Voya Financial, Inc. 5.650%, 5/15/53(3)	50	51
Welltower, Inc. 4.000%, 6/1/25	65	64
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(2)	80	71

		4,595

Health Care—6.5%
AbbVie, Inc. 3.600%, 5/14/25	35	34
4.500%, 5/14/35	50	48
Acadia Healthcare Co., Inc. 5.625%, 2/15/23	70	70
Acadia Healthcare Co., Inc. 144A 5.625%, 2/15/23(2)	20	20
Alere, Inc. 144A 6.375%, 7/1/23(2)	50	52

	PAR VALUE	VALUE

Health Care—continued
Amsurg Corp. 5.625%, 7/15/22	$ 60	$ 59
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(2)	100	88
Emdeon, Inc. 144A 6.000%, 2/15/21(2)	125	123
Endo Finance LLC / Endo Finco, Inc. 144A 5.375%, 1/15/23(2)	80	79
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(2)	35	36
HCA, Inc. 6.500%, 2/15/20	55	62
5.375%, 2/1/25	135	139
HealthSouth Corp. 144A 5.750%, 11/1/24(2)	15	15
5.750%, 9/15/25(2)	110	109
Hologic, Inc. 144A 5.250%, 7/15/22(2)	10	10
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 144A 6.375%, 8/1/23(2)	80	80
JLL/Delta Dutch Pledgeco BV PIK 144A 8.750%, 5/1/20(2)(6)	60	61
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 144A 4.875%, 4/15/20(2)	5	5
5.625%, 10/15/23(2)	175	165
5.500%, 4/15/25(2)	5	5
Owens & Minor, Inc. 3.875%, 9/15/21	20	20
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(2)	65	67
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(2)	95	96
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(2)	109	110
Tenet Healthcare Corp. 4.750%, 6/1/20	75	77
8.125%, 4/1/22	65	69

	PAR VALUE	VALUE

Health Care—continued
Tenet Healthcare Corp. 144A 3.837%, 6/15/20(2)(3)	$ 25	$ 25
Valeant Pharmaceuticals International, Inc. 144A 5.375%, 3/15/20(2)	50	44
7.250%, 7/15/22(2)	75	68
5.500%, 3/1/23(2)	35	30

		1,866

Industrials—8.1%
ADS Waste Holdings, Inc. 8.250%, 10/1/20	80	84
ADT Corp./The 6.250%, 10/15/21(4)	155	168
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(2)	70	66
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(2)	274	282
American Airlines Group, Inc. 144A 4.625%, 3/1/20(2)	35	35
American Airlines Pass Through Trust 14-1, B 4.375%, 10/1/22	109	110
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	75	58
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(2)	120	128
10.750%, 8/15/23(2)	45	47
CEB, Inc. 144A 5.625%, 6/15/23(2)	70	71
Continental Airlines 2007-1 Class B Pass Through Trust 6.903%, 4/19/22	99	102
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(2)	35	32
9.250%, 3/1/21(2)	50	43
Hawaiian Airlines 2013-1 Class B Pass Through Certificates 4.950%, 1/15/22	132	128
HD Supply, Inc. 144A 5.250%, 12/15/21(2)	150	158

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Masco Corp. 5.950%, 3/15/22	$115	$ 127
NCI Building Systems, Inc. 144A 8.250%, 1/15/23(2)	75	80
Penske Truck Leasing Co. LP / PTL Finance Corp. 144A 3.375%, 2/1/22(2)	35	34
TransDigm, Inc. 144A 6.500%, 5/15/25(2)	200	204
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 4/11/22	124	124
United Rentals North America, Inc. 5.500%, 7/15/25	110	110
US Airways 12-2 Class C Pass Through Trust 5.450%, 6/3/18	125	127

		2,318

Information Technology—2.5%
Dun & Bradstreet Corp./The 4.000%, 6/15/20	25	25
Fidelity National Information Services, Inc. 2.850%, 10/15/18	10	10
3.625%, 10/15/20	40	41
4.500%, 10/15/22	60	61
First Data Corp. 11.750%, 8/15/21	115	131
First Data Corp. 144A 7.000%, 12/1/23(2)	25	26
Hewlett Packard Enterprise Co. 144A 2.450%, 10/5/17(2)	30	30
2.850%, 10/5/18(2)	30	30
3.600%, 10/15/20(2)	5	5
4.400%, 10/15/22(2)	35	35
4.900%, 10/15/25(2)	35	35
Interactive Data Corp. 144A 5.875%, 4/15/19(2)	85	87
Juniper Networks, Inc. 3.300%, 6/15/20	15	15
KLA-Tencor Corp. 4.650%, 11/1/24	65	66
Project Homestake Merger Corp. 144A 8.875%, 3/1/23(2)	65	61

	PAR VALUE	VALUE

Information Technology—continued
Verisk Analytics, Inc. 4.000%, 6/15/25	$60	$ 58

		716

Materials—4.3%
Alpek SAB de CV 144A 5.375%, 8/8/23(2)(4)	200	210
ArcelorMittal 6.125%, 6/1/25	55	48
Berry Plastics Corp. 5.125%, 7/15/23	120	119
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II 144A 6.000%, 6/15/17(2)	95	96
Cascades, Inc. 144A 5.500%, 7/15/22(2)	125	122
Cemex SAB de CV 144A 7.250%, 1/15/21(2)(4)	200	206
Corp. Nacional del Cobre de Chile 144A 4.500%, 9/16/25(2)	200	198
INEOS Group Holdings SA 144A 5.875%, 2/15/19(2)	200	201
United States Steel Corp. 6.875%, 4/1/21	50	36

		1,236

Telecommunication Services—4.4%
Altice Luxembourg SA 144A 7.625%, 2/15/25(2)	200	184
AT&T, Inc. 3.000%, 6/30/22	25	25
CenturyLink, Inc. 5.625%, 4/1/20	85	85
Frontier Communi- cations Corp. 6.250%, 9/15/21	120	108
Frontier Communi- cations Corp. 144A 8.875%, 9/15/20(2)	15	16
10.500%, 9/15/22(2)	15	16
Intelsat Jackson Holdings SA 7.250%, 4/1/19	30	28
Level 3 Financing, Inc. 7.000%, 6/1/20	145	154

	PAR VALUE	VALUE

Telecommunication Services—continued
Level 3 Financing, Inc. 144A 5.375%, 1/15/24(2)	$30	$ 30
Neptune Finco Corp. 144A 6.625%, 10/15/25(2)	200	211
Sprint Communications, Inc. 6.000%, 11/15/22	175	150
T-Mobile USA, Inc. 6.125%, 1/15/22	120	122
Windstream Corp. 7.750%, 10/15/20	150	136

		1,265

Utilities—1.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.000%, 5/20/22	135	143
Calpine Corp. 5.375%, 1/15/23	104	100
Majapahit Holding BV 144A 7.750%, 1/20/20(2)	100	113
NRG Yield Operating LLC 5.375%, 8/15/24	75	69
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(2)	70	65

		490

TOTAL CORPORATE BONDS (Identified Cost $18,314)		17,930

LOAN AGREEMENTS—14.3%

Consumer Discretionary—5.1%
Aristocrat Leisure Ltd. 4.750%, 10/20/21	122	123
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-7 6.500%, 1/28/18(7)	79	71
Caesars Entertainment Resort Properties LLC, Term Loan B 7.000%, 10/11/20	114	108
CBAC Borrower LLC, Term Loan B 8.250%, 7/2/20	100	95

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
CDS U.S. Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), First Lien 5.000%, 7/8/22	$96	$ 96
CS Intermediate Holdco 2 LLC 0.000%, 4/4/21(8)	100	99
Delta 2 (Lux) S.a r.l (aka Formula One), Facility B3 0.000%, 7/30/21(8)	85	84
Eldorado Resorts, Inc. 4.250%, 7/25/22	25	25
Graton Economic Developement Authority, Incremental Term Loan B 4.750%, 9/1/22	39	39
iHeartCommuni- cations, Inc. (fka Clear Channel Communications, Inc.) Tranche D 0.000%, 1/30/19(8)	40	34
Infiltrator Water Technologies, LLC, Term Loan B 0.000%, 5/27/22(8)	70	70
Laureate Education, Inc. 5.000%, 6/15/18	65	56
Life Time Fitness, Inc. 4.250%, 6/10/22	17	17
Mohegan Tribal Gaming Authority Term Loan B 5.500%, 6/15/18	104	103
Peppermill Casinos, Inc., Term Loan B 7.250%, 11/9/18	124	124
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	127	127
Staples, Inc. 0.000%, 4/23/21(8)	100	100
Virgin Media Investment Holdings Ltd., F Facility 0.000%, 6/30/23(8)	85	85

		1,456

	PAR VALUE	VALUE

Consumer Staples—1.4%
Albertson’s LLC Term Loan B-4-1 5.500%, 8/25/21	$110	$ 110
Coty, Inc., Term Loan B 0.000%, 10/21/22(8)	20	21
Galleria Co., Term Loan B 0.000%, 10/21/22(8)	40	41
Hostess Brands LLC, Second Lien Term Loan B 8.500%, 8/3/23	135	135
Kronos, Inc., Second Lien 9.750%, 4/30/20	90	91

		398

Energy—0.7%
Chelsea Petroleum Products I LLC 0.000%, 7/22/22(8)	78	78
Jonah Energy LLC, Second Lien 7.500%, 5/12/21	155	122

		200

Financials—0.1%
Capital Automotive LP, Second Lien 6.000%, 4/30/20	40	40

Health Care—2.8%
21St Century Oncology Holdings, Inc. 6.500%, 4/30/22	26	25
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	20	20
American Renal Holdings, Second Lien 8.500%, 3/20/20	100	100
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	48	48
ConvaTec, Inc. 4.250%, 6/15/20	3	3
Emdeon, Inc., Term Loan B-2 3.750%, 11/2/18	66	65

	PAR VALUE	VALUE

Health Care—continued
Greatbatch Ltd., Term Loan B 5.250%, 10/14/22	$40	$ 40
Inventiv Health, Inc. (fka Ventive Health, Inc.), Term Loan B-4 7.750%, 5/15/18	155	155
MI Opco Holdings, Inc. (aka MedImpact) 0.000%, 9/30/22(8)	54	54
NVA Holdings, Inc., Second Lien 0.000%, 8/14/22(8)	70	69
Onex TSG Holdings II Corp., First Lien 5.000%, 7/29/22	58	58
RCHP, Inc., First Lien 0.000%, 4/23/19(8)	100	99
Surgery Center Holdings, Inc., First Lien 5.250%, 11/3/20	70	70

		806

Industrials—1.3%
Brickman Group Ltd., LLC, Second Lien 7.500%, 12/17/21	75	71
DynCorp International, Inc. 6.250%, 7/7/16	79	77
Sedgwick Claims Management Services, Inc. Second Lien 6.750%, 2/28/22	125	118
Waste Industries USA, Inc. 4.250%, 2/27/20	100	100

		366

Information Technology—1.7%
Applied Systems, Inc., Second Lien 7.500%, 1/24/22	87	84
Deltek, Inc., First Lien 5.000%, 6/25/22	2	2
First Data Corp. 0.000%, 3/23/18(8)	140	139
3.947%, 7/8/22	29	29
Mitchell International, Inc., Second Lien 8.500%, 10/11/21	150	150

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ are reported in thousands)

	PAR VALUE		VALUE

Information Technology—continued
Presidio, Inc. 5.250%, 2/2/22	$56		$ 55
Riverbed Technology, Inc. 6.000%, 4/25/22	30		30

			489

Materials—0.4%
Univar USA, Inc. 0.000%, 7/1/22(8)	100		99

Telecommunication Services—0.4%
Crown Castle Operating Co., Incremental Tranche Term Loan B-2 0.000%, 1/31/21(8)	125		125

Utilities—0.4%
NRG Energy, Inc. 2.750%, 7/1/18	120		117

TOTAL LOAN AGREEMENTS (Identified Cost $4,174)			4,096

	SHARES

PREFERRED STOCK—0.6%

Financials—0.6%
Citigroup, Inc. 5.800%(3)	125	(9)	125
JPMorgan Chase & Co. 5.300%(3)	25	(9)	25
SunTrust Banks, Inc. 5.625%(3)	30	(9)	30

			180

TOTAL PREFERRED STOCK (Identified Cost $181)			180

AFFILIATED MUTUAL FUNDS—2.3%

Equity Funds—2.3%
Virtus Credit Opportunities Fund(10)	65,829		647

TOTAL AFFILIATED MUTUAL FUNDS
(Identified Cost $658)			647

	CONTRACTS	VALUE

PURCHASED OPTIONS—0.0%

Call Options—0.0%
S&P 500 Index Expiring 11/06/15 Strike Price $2,210(11)	21	—	(12)
S&P 500 Index Expiring 11/13/15 Strike Price $2,230(11)	22	$1

		1

Put Options—0.0%
S&P 500 Index Expiring 11/06/15 Strike Price $1,935(11)	21	1
S&P 500 Index Expiring 11/13/15 Strike Price $1,940(11)	22	3

		4

TOTAL PURCHASED OPTIONS (Identified Cost $6)		5

TOTAL LONG TERM INVESTMENTS — 98.5%
(Identified Cost $28,795)		$28,272

	SHARES

SHORT-TERM INVESTMENTS—2.5%

Money Market Mutual Funds—2.5%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.120%)	724,134	724

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $724)		724

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 101.0%
(Identified Cost $29,519)		28,996	(1)

	CONTRACTS

WRITTEN OPTIONS—(0.1)%

Call Options—0.0%
S&P 500 Index Expiring 11/06/15 Strike Price $2,145(11)	(21)	—	(12)

CONTRACTS		VALUE

Call Options—continued
S&P 500 Index Expiring 11/13/15 Strike Price $2,165(11)	(22)	(1)

		(1)

Put Options—(0.1)%
S&P 500 Index Expiring 11/06/15 Strike Price $2,000(11)	(21)	(4)
S&P 500 Index Expiring 11/13/15 Strike Price $2,005(11)	(22)	$(10)

		(14)

TOTAL WRITTEN OPTIONS (Proceeds $(19))		(15)	(1)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 100.9%
(Identified Cost $29,500)		$28,981
Other assets and liabilities, net — (0.9)%		(262)

NET ASSETS — 100.0%		$28,719

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $11,957 or 41.6% of net assets.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2015.
(4)	All or a portion segregated as collateral for written options and over-the-counter credit default swaps.
(5)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	100% of the income received was in cash .
(7)	Security in default, interest payments are being received during the bankruptcy proceedings.
(8)	This loan will settle after October 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(9)	Amount shown is par value.
(10)	This fund is a public fund and the prospectus

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ reported in thousands)

is on www.virtus.com.
(11) Strike price not reported in thousands.
(12) Amount is less than $500.
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trusts
S&P	Standard & Poor’s

Foreign Currencies:
BRL	Brazilian Real
KRW	South Korean Won

TWD	Taiwan New Dollar

Country Weightings (Unaudited)†
United States	85%
Luxembourg	2
Canada	2
Mexico	2
Sweden	2
Cayman Islands	1
Other	6

Total	100%

†% of total investments, net of written options, as of October 31, 2015

Forward foreign currency exchange contracts as of October 31, 2015 were as follows:
Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	751	USD	190	JPMorgan Chase Bank N.A.	2/10/16	$ (2)
USD	200	BRL	751	JPMorgan Chase Bank N.A.	2/10/16	12
USD	100	TWD	3,248	JPMorgan Chase Bank N.A.	2/16/16	— (a)
USD	100	KRW	118,325	JPMorgan Chase Bank N.A.	2/17/16	(4)
Total						$ 6

Centrally cleared credit default swap- buy protection(1) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High-Yield Index	JPMorgan Chase Bank N.A.	5%	6/20/20	1,400	USD	$(89)	$(46)	$(43)

Total						$(89)	$(46)	$(43)

Over-the-counter credit default swap- sell protection(3) outstanding as of October 31, 2015 was as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iHeartCommunications, Inc.	JPMorgan Chase Bank N.A.	5%	12/20/16	100	USD	$(18)	$(5)	$(13)

Total						$(18)	$(5)	$(13)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i)receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii)receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2015

($ reported in thousands)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
iHeartCommunications, Inc.	$100	$ —	CCC+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2015 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 200	$ —	$ 200	$ —
Foreign Government Securities	314	—	314	—
Municipal Bonds	170	—	170	—
Mortgaged-Backed Securities	3,273	—	3,273	—
Asset-Backed Securities	1,457	—	1,457	—
Corporate Bonds	17,930	—	17,930	—
Loan Agreements	4,096	—	4,001	95
Equity Securities:
Preferred Stock	180	—	180	—
Affiliated Mutual Funds	647	647	—	—
Purchased Options	5	5	—	—
Short-Term Investments	724	724	—	—
Foreign currency exchange contracts	12	—	12	—

Total Assets	29,008	1,376	27,537	95

Liabilities:

Written Options	(15)	(15)	—	—
Foreign currency exchange contracts	(6)	—	(6)	—
Over-the-Counter Credit Default Swaps	(18)	—	(18)	—
Exchange Traded Credit Default Swaps	(89)	—	(89)	—

Total Liabilities	$ (128)	$ (15)	$ (113)	$ —

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2015

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value.

Loan Agreements

Investments in Securities

Balance as of October 31, 2014	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3(a)	95(b)
Transfers from Level 3(a)	—
Paydowns	—

Balance as of October 31, 2015	$95 (c)

Footnote Legend:

(a)	“Transfers into and/or from” represent the ending value as of October 31, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	The transfer is due to an increase and/or decrease in trading activity at period end.
(c)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2015

(Reported in thousands except shares and per share amounts)

	Virtus Alternative Income Solution Fund		Virtus Alternative Inflation Solution Fund		Virtus Alternative Total Solution Fund(1)
Assets
Investment in securities at value(2)	$38,406		$30,107		$91,865
Foreign currency at value(3)	—	(a)	—	(a)	60
Cash	10		7		13
Cash pledged for futures contracts	40		453		438
Cash pledged as collateral for swaps	110		—		1,780
Cash pledged as collateral for securities sold short and options	46		52		331
Deposits with prime broker	921		854		10,413
Variation margin receivable on futures contracts	—		—		5
Swaps at value(7)	18		—		21
Unrealized appreciation on forward foreign currency exchange contracts	12		—		90
Receivables
Investment securities sold	88		93		3,850
Fund shares sold	—		—		498
Dividends and interest receivable	473		140		610
From adviser	—		2		—
Tax Reclaims	3		2		1
Prepaid expenses	27		25		44

Total assets	40,154		31,735		110,019

Liabilities
Borrowings (Note 9)	—		—		3,079
Written options at value(4)	—		—		19
Securities sold short at value(5)	853		763		9,264
Dividends payable for securities sold short	—		—		5
Variation margin payable on futures contracts	—		21		25
Swaps at value(6)	7		4		25
Unrealized depreciation on forward foreign currency exchange contracts	3		—		198
Payables
Fund shares repurchased	—		—		162
Investment securities purchased	188		147		2,604
Swap reset payable	—		—		45
Investment advisory fee	13		—		108
Distribution and service fees	—	(a)	—	(a)	5
Administration and sub-administration fees	34		33		45
Transfer agent fees and expenses	2		1		7
Trustees’ fees and expenses	2		1		4
Brokerage clearing fees	4		4		11
Printing fees	4		3		9
Professional fees	77		76		98
Other accrued expenses	13		12		33

Total liabilities	1,200		1,065		15,746

Net Assets	$38,954		$30,670		$94,273

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$43,727		$32,979		$97,964
Accumulated undistributed net investment income (loss)	292		137		1,770
Accumulated undistributed net realized gain (loss)	(541)		(759)		(696)
Net unrealized appreciation (depreciation) on investments	(4,524)		(1,687)		(4,765)

Net Assets	$38,954		$30,670		$94,273

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES  (Continued)

October 31, 2015

(Reported in thousands except shares and per share amounts)

	Virtus Alternative Income Solution Fund		Virtus Alternative Inflation Solution Fund		Virtus Alternative Total Solution Fund(1)

Class A
Net asset value (net assets/shares outstanding) per share*	$8.91		$9.29		$9.69
Maximum offering price per share NAV/(1-5.75%)	$9.45		$9.86		$10.28
Shares of beneficial interest outstanding, no par value, unlimited authorization	86,569		75,294		1,316,591
Net Assets	$772		$700		$12,759

Class C
Net asset value (net assets/shares outstanding) and offering price per share*	$8.89		$9.20		$9.60
Shares of beneficial interest outstanding, no par value, unlimited authorization	64,881		17,801		324,374
Net Assets	$577		$164		$3,113

Class I
Net asset value (net assets/shares outstanding), offering price and redemption per share	$8.92		$9.32		$9.73
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,218,351		3,199,852		8,049,747
Net Assets	$37,605		$29,806		$78,303

Class R6
Net asset value (net assets/shares outstanding), offering price and redemption per share	$—		$—		$9.73
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		10,026
Net Assets	$—		$—		$98

(1) Consolidated Statement of Assets and Liabilities
(2) Investment in unaffiliated securities at cost	$42,940		$31,816		$96,342
(3) Foreign currency at cost	—	(a)	—	(a)	61
(4) Proceeds from written options	—		—		(17)
(5) Proceeds from securities sold short	(875)		(781)		(9,289)
(6) Includes premiums received on over-the-counter swaps	(6)		—		(7)
(7) Includes premiums paid on over-the-counter swaps	31		—		35

    *Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

Footnote Legend:

(a)Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES  (Continued)

October 31, 2015

(Reported in thousands except shares and per share amounts)

	Virtus Credit Opportunities Fund		Virtus Multi-Strategy Target Return Fund	Virtus Select MLP and Energy Fund		Virtus Strategic Income Fund
Assets
Investment in securities at value(2)	$94,398		$52,936	$4,904		$28,349
Investment in affiliated funds at value(2)	—		—	—		647
Foreign currency at value(3)	—		1,203	—		—
Cash	94		—	—		13
Cash pledged for futures contracts	—		556	—		—
Cash pledged as collateral for swaps	100		—	—		1
Cash pledged as collateral for securities sold short and options	—		—	—		68
Deposits with prime broker	—		—	—		290
Variation margin receivable on swaps	—		285	—		139
Variation margin receivable on futures contracts	—		28	—		—
Swaps at value(6)	512		844	—		—
Unrealized appreciation on forward foreign currency exchange contracts	16		210	—		12
Receivables
Investment securities sold	14		—	—		517
Fund shares sold	—		106	—		14
Dividends and interest receivable	543		55	27		324
From adviser	—		45	31		9
Prepaid expenses	22		10	3		32
Trade claim receivable	800		—	—		—

Total assets	96,499		56,278	4,965		30,415

Liabilities
Written options at value(4)	—		530	—		15
Variation margin payable on futures contracts	—		12	—		—
Swaps at value (5),(7)	—		592	—		107
Unrealized depreciation on forward foreign currency exchange contracts	54		216	—		6
Payables
Fund shares repurchased	—		—	—		14
Investment securities purchased	—		167	23		1,482
Investment advisory fee	21		—	—		—
Distribution and service fees	—	(a)	1	—	(a)	1
Administration and sub-administration fees	14		8	2		12
Transfer agent fees and expenses	3		2	—	(a)	—
Trustees’ fees and expenses	5		2	—	(a)	1
Brokerage clearing fees	11		6	—		4
Printing fees	9		5	16		3
Professional fees	27		93	23		48
Other accrued expenses	4		8	2		3

Total liabilities	148		1,642	66		1,696

Net Assets	$96,351		$54,636	$4,899		$28,719

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$98,022		$54,418	$5,004		$29,390
Accumulated undistributed net investment income (loss)	219		(32)	8		70
Accumulated undistributed net realized gain (loss)	(466)		(157)	—		(172)
Net unrealized appreciation (depreciation) on investments	(1,424)		407	(113)		(569)

Net Assets	$96,351		$54,636	$4,899		$28,719

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES  (Continued)

October 31, 2015

(Reported in thousands except shares and per share amounts)

	Virtus Credit Opportunities Fund	Virtus Multi-Strategy Target Return Fund	Virtus Select MLP and Energy Fund	Virtus Strategic Income Fund

Class A
Net asset value (net assets/shares outstanding) per share*	$9.83	$10.02	$9.79	$9.75
Maximum offering price per share NAV/(1-5.75%) (NAV/(1-3.75%) for Strategic Income)	$10.43	$10.63	$10.39	$10.13
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,042	86,113	10,381	193,378
Net Assets	$99	$863	$102	$1,886

Class C
Net asset value (net assets/shares outstanding) and offering price per share*	$9.82	$10.00	$9.78	$9.75
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,018	44,747	10,000	34,606
Net Assets	$98	$448	$98	$337

Class I
Net asset value (net assets/shares outstanding), offering price and redemption per share	$9.83	$10.03	$9.79	$9.75
Shares of beneficial interest outstanding, no par value, unlimited authorization	15,142	5,316,037	480,000	2,717,333
Net Assets	$149	$53,325	$4,699	$26,496

Class R6
Net asset value (net assets/shares outstanding), offering price and redemption per share	$9.83	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,766,608	—	—	—
Net Assets	$96,005	$—	$—	$—

(1) Consolidated Statement of Assets and Liabilities
(2) Investment in unaffiliated securities at cost	$95,788	$53,110	$5,017	$28,861
(2) Investment in affiliated funds at cost	—	—	—	658
(3) Foreign currency at cost	—	1,199	—	—
(4) Proceeds from written options	—	(625)	—	(19)
(5) Includes premiums received on over-the-counter swaps	—	—	—	(5)
(6) Includes premiums paid on over-the-counter swaps	508	—	—	—
(7) Includes premiums received on centrally cleared credit default swaps	—	—	—	(46)

* Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED OCTOBER 31, 2015

($ reported in thousands)

	Virtus Alternative Income Solution Fund	Virtus Alternative Inflation Solution Fund	Virtus Alternative Total Solution Fund (1)

Investment Income
Dividends	$ 414	$ 382	$ 611
Interest	2,155	547	2,161
Foreign taxes withheld	(22)	(19)	(17)

Total investment income	2,547	910	2,755

Expenses
Investment advisory fees	743	563	1,731
Distribution and service fees, Class A	2	2	29
Distribution and service fees, Class C	6	2	24
Administration fees	41	32	86
Sub-administration Fees	212	212	287
Transfer agent fees and expenses	20	15	60
Registration fees	55	55	68
Printing fees and expenses	35	27	67
Custodian fees	46	28	89
Professional fees	104	119	162
Trustees’ fees and expenses	57	45	107
Offering expenses	4	4	4
Miscellaneous expenses	52	38	88

Total expenses	1,377	1,142	2,802

Dividend expense on securities sold short	58	67	229
Interest expense on securities sold short and borrowings	1	—	22

Total expenses, including dividend expense on securities sold short, and interest expense on securities sold short and borrowings	1,436	1,209	3,053

Less expenses reimbursed and/or waived by investment adviser	(423)	(406)	(637)
Less expenses waived by sub-administrator	(39)	(41)	(31)

Net expenses	974	762	2,385

Net investment income (loss)	1,573	148	370

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(529)	(293)	(442)
Net realized gain (loss) on foreign currency transactions	147	13	552
Net realized gain (loss) on futures	(73)	(249)	715
Net realized gain (loss) on written options	—	—	170
Net realized gain (loss) on swaps	10	7	462
Net change in unrealized appreciation (depreciation) on investments	(4,438)	(2,376)	(4,936)
Net change in unrealized appreciation (depreciation) on securities sold short	109	111	293
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(19)	(5)	(235)
Net change in unrealized appreciation (depreciation) on futures	19	73	(146)
Net change in unrealized appreciation (depreciation) on written options	—	—	(2)
Net change in unrealized appreciation (depreciation) on swaps	(14)	(4)	(29)

Net gain (loss) on investments	(4,788)	(2,723)	(3,598)

Net increase (decrease) in net assets resulting from operations	$ (3,215)	$ (2,575)	$ (3,228)

Footnote Legend:

    (1)  Consolidated Statement of Operations

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS  (Continued)

YEAR OR PERIOD ENDED OCTOBER 31, 2015

($ reported in thousands)

	Virtus Credit Opportunities Fund(1)		Virtus Multi- Strategy Target Return Fund(2)		Virtus Select MLP and Energy Fund(3)		Virtus Strategic Income Fund
Investment Income
Dividends	$ 23		$ 14		$ 29		$ 1
Less return of capital distributions (Note 2D)	—		—		(12)		—
Dividend income from affiliated funds	—		—		—		3
Interest	1,109		43		—		1,399

Total investment income	1,132		57		17		1,403

Expenses
Investment advisory fees	288		186		7		211
Distribution and service fees, Class A	—	(4)	—	(4)	—	(4)	2
Distribution and service fees, Class C	—	(4)	1		—	(4)	2
Administration fees	38		14		1		26
Sub-administration Fees	37		27		13		88
Transfer agent fees and expenses	17		6		1		12
Registration fees	20		14		4		64
Printing fees and expenses	43		18		15		23
Custodian fees	2		2		—	(4)	7
Professional fees	56		175		27		66
Trustees’ fees and expenses	43		7		1		40
Miscellaneous expenses	43		15		2		34

Total expenses	587		465		71		575

Less expenses reimbursed and/or waived by investment adviser	(175)		(228)		(52)		(215)
Less expenses waived by sub-administrator	(12)		(14)		(10)		(54)

Net expenses	400		223		9		306

Net investment income (loss)	732		(166)		8		1,097

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(472)		133		—		(1,735)
Net realized gain (loss) on foreign currency transactions	(13)		(28)		—		11
Net realized gain (loss) on futures	—		(214)		—		—
Net realized gain (loss) on written options	—		31		—		1,678
Net realized gain (loss) on swaps	(13)		55		—		32
Net change in unrealized appreciation (depreciation) on investments	(1,390)		(174)		(113)		(458)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(38)		(2)		—		6
Net change in unrealized appreciation (depreciation) on futures	—		236		—		—
Net change in unrealized appreciation (depreciation) on written options	—		95		—		(12)
Net change in unrealized appreciation (depreciation) on swaps	4		252		—		(87)

Net gain (loss) on investments	(1,922)		384		(113)		(565)

Net increase (decrease) in net assets resulting from operations	$ (1,190)		$ 218		$ (105)		$ 532

Footnote Legend:

(1)	From inception date June 5, 2015
(2)	From inception date July 20, 2015
(3)	From inception date September 9, 2015
(4)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Virtus Alternative Income Solution Fund				Virtus Alternative Inflation Solution Fund
	Year Ended October 31, 2015		From Inception April 23, 2014 to October 31, 2014		Year Ended October 31, 2015	From Inception April 23, 2014 to October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,573		$604		$148	$50
Net realized gain (loss)	(445)		316		(522)	(172)
Net change in unrealized appreciation (depreciation)	(4,343)		(181)		(2,201)	514

Increase (decrease) in net assets resulting from operations	(3,215)		739		(2,575)	392

From Distributions to Shareholders
Net investment income, Class A	(23)		(7)		(1)	—
Net investment income, Class C	(14)		(3)		—	—
Net investment income, Class I	(1,259)		(592)		(87)	—
Net realized short-term gains, Class A	(5)		(1)		—	—
Net realized short-term gains, Class C	(4)		—	(1)	—	—
Net realized short-term gains, Class I	(256)		(62)		—	—
Net realized long-term gains, Class A	—	(1)	—		—	—
Net realized long-term gains, Class C	—	(1)	—		—	—
Net realized long-term gains, Class I	(16)		—		—	—

Decrease in net assets from distributions to shareholders	(1,577)		(665)		(88)	—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	125		759		261	503
Change in net assets from share transactions, Class C	260		392		27	151
Change in net assets from share transactions, Class I	781		41,355		100	31,899

Increase (decrease) in net assets from share transactions	1,166		42,506		388	32,553

Net increase (decrease) in net assets	(3,626)		42,580		(2,275)	32,945
Net Assets
Beginning of period	42,580		—		32,945	—

End of period	$38,954		$42,580		$30,670	$32,945

Accumulated undistributed net investment income (loss) at end of period	$292		$(8)		$137	$50

Footnote Legend:

Footnote Legend:

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS  (Continued)

($ reported in thousands)

	Virtus Alternative Total Solution Fund(1)			Virtus Credit Opportunities Fund		Virtus Multi- Strategy Target Return Fund
	Year Ended October 31, 2015		From Inception April 23, 2014 to October 31, 2014	From Inception June 5, 2015 to October 31, 2015		From Inception July 20, 2015 to October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$370		$(17)	$732		$(166)
Net realized gain (loss)	1,457		450	(498)		(23)
Net change in unrealized appreciation (depreciation)	(5,055)		559	(1,424)		407

Increase (decrease) in net assets resulting from operations	(3,228)		992	(1,190)		218

From Distributions to Shareholders
Net investment income, Class A	(19)		—	—	(2)	—
Net investment income, Class C	(2)		—	—	(2)	—
Net investment income, Class I	(155)		—	(1)		—
Net investment income, Class R6	—	(2)	—	(480)		—
Net realized short-term gains, Class A	(122)		—	—		—
Net realized short-term gains, Class C	(22)		—	—		—
Net realized short-term gains, Class I	(837)		—	—		—
Net realized short-term gains, Class R6	(1)		—	—		—
Net realized long-term gains, Class A	(4)		—	—		—
Net realized long-term gains, Class C	(1)		—	—		—
Net realized long-term gains, Class I	(25)		—	—		—
Net realized long-term gains, Class R6	—	(2)	—	—		—

Decrease in net assets from distributions to shareholders	(1,188)		—	(481)		—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	6,225		7,142	101		854
Change in net assets from share transactions, Class C	1,937		1,328	100		444
Change in net assets from share transactions, Class I	18,064		62,899	151		53,120
Change in net assets from share transactions, Class R6	102		—	97,670		—

Increase (decrease) in net assets from share transactions	26,328		71,369	98,022		54,418

Net increase (decrease) in net assets	21,912		72,361	96,351		54,636
Net Assets
Beginning of period	72,361		—	—		—

End of period	$94,273		$72,361	$96,351		$54,636

Accumulated undistributed net investment income (loss) at end of period	$1,770		$159	$219		$(32)

Footnote Legend:

Footnote Legend:

(1)	Consolidated Statement of Changes in Net Assets.
(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS  (Continued)

($ reported in thousands)

	Virtus Select MLP and Energy Fund	Virtus Strategic Income Fund
	From Inception September 9, 2015 to October 31, 2015	Year Ended October 31, 2015	From Inception September 8, 2014 to October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8	$1,097	$74
Net realized gain (loss)	—	(14)	(139)
Net change in unrealized appreciation (depreciation)	(113)	(551)	(18)

Increase (decrease) in net assets resulting from operations	(105)	532	(83)

From Distributions to Shareholders
Net investment income, Class A	—	(28)	—	(1)
Net investment income, Class C	—	(7)	—	(1)
Net investment income, Class I	—	(1,036)	(49)

Decrease in net assets from distributions to shareholders	—	(1,071)	(49)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	104	1,772	120
Change in net assets from share transactions, Class C	100	248	100
Change in net assets from share transactions, Class I	4,800	2,298	24,852

Increase (decrease) in net assets from share transactions	5,004	4,318	25,072

Net increase (decrease) in net assets	4,899	3,779	24,940
Net Assets
Beginning of period	—	24,940	—

End of period	$4,899	$28,719	$24,940

Accumulated undistributed net investment income (loss) at end of period	$8	$70	$27

Footnote Legend:

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend expense on securities sold short, interest expense on securities sold short and borrowings after expense waivers/ reimbursements) to Average Net Assets(3)(4)(5)	Ratio of Total Expenses (including dividend expense on securities sold short, interest expense on securities sold short and borrowings before expense waivers/ reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Alternative Income Solution Fund
Class A
10/31/15	$10.03	$0.34	$(1.11)	$(0.77)	$(0.28)	$(0.07)	$ (0.35)	$(1.12)	$8.91	(7.82%)		$772	2.59%	3.72%	3.58%	72%
10/31/14(6)	10.00	0.14	0.04	0.18	(0.14)	(0.01)	(0.15)	0.03	10.03	1.82	(7)	747	2.65(8)	3.76(8)	2.56(8)	49(7)
Class C
10/31/15	10.01	0.27	(1.11)	(0.84)	(0.21)	(0.07)	(0.28)	(1.12)	8.89	(8.48)		577	3.34	4.48	2.83	72
10/31/14(6)	10.00	0.10	0.04	0.14	(0.12)	(0.01)	(0.13)	0.01	10.01	1.38	(7)	387	3.40(8)	4.39(8)	1.81(8)	49(7)
Class I
10/31/15	10.03	0.36	(1.10)	(0.74)	(0.30)	(0.07)	(0.37)	(1.11)	8.92	(7.48)		37,605	2.34	3.46	3.83	72
10/31/14(6)	10.00	0.15	0.04	0.19	(0.14)	(0.02)	(0.16)	0.03	10.03	1.90	(7)	41,446	2.43(8)	3.70(8)	2.79(8)	49(7)
Virtus Alternative Inflation Solution Fund
Class A
10/31/15	$10.11	$0.02	$(0.82)	$(0.80)	$(0.02)	$ —	$ (0.02)	$(0.82)	$9.29	(7.96%)		$700	2.60%	4.01%	0.23%	74%
10/31/14(6)	10.00	— (9)	0.11	0.11	—	—	—	0.11	10.11	1.10	(7)	500	2.69(8)	4.03(8)	0.04(8)	31(7)
Class C
10/31/15	10.08	(0.05)	(0.83)	(0.88)	—	—	—	(0.88)	9.20	(8.64%)		164	3.36	4.76	(0.53)	74
10/31/14(6)	10.00	(0.04)	0.12	0.08	—	—	—	0.08	10.08	0.80	(7)	152	3.45(8)	4.88(8)	(0.71)(8)	31(7)
Class I
10/31/15	10.12	0.05	(0.82)	(0.77)	(0.03)	—	(0.03)	(0.80)	9.32	(7.65%)		29,806	2.36	3.75	0.47	74
10/31/14(6)	10.00	0.02	0.10	0.12	—	—	—	0.12	10.12	1.20	(7)	32,293	2.46(8)	3.97(8)	0.29(8)	31(7)
Virtus Alternative Total Solution Fund(10)
Class A
10/31/15	$10.17	$0.02	$(0.34)	$(0.32)	$(0.02)	$ (0.14)	$ (0.16)	$(0.48)	$9.69	(3.07)%		$12,759	2.97%	3.75%	0.25%	369%
10/31/14(6)	10.00	(0.02)	0.19	0.17	—	—	—	0.17	10.17	1.70	(7)	7,136	3.02(8)	3.93(8)	(0.30)(8)	195(7)
Class C
10/31/15	10.13	(0.05)	(0.33)	(0.38)	(0.01)	(0.14)	(0.15)	(0.53)	9.60	(3.78)		3,113	3.72	4.51	(0.51)	369
10/31/14(6)	10.00	(0.06)	0.19	0.13	—	—	—	0.13	10.13	1.30	(7)	1,325	3.76(8)	4.66(8)	(1.04)(8)	195(7)
Class I
10/31/15	10.18	0.05	(0.33)	(0.28)	(0.03)	(0.14)	(0.17)	(0.45)	9.73	(2.83)		78,303	2.72	3.50	0.49	369
10/31/14(6)	10.00	— (9)	0.18	0.18	—	—	—	0.18	10.18	1.80	(7)	63,900	2.75(8)	3.85(8)	(0.04)(8)	195(7)
Class R6
10/31/15(11)	10.14	0.06	(0.30)	(0.24)	(0.03)	(0.14)	(0.17)	(0.41)	9.73	(2.35	)(7)	98	2.70(8)	3.50(8)	0.68(8)	369(7)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses (after expense waivers and reimbursements) to Average Net Assets	Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Credit Opportunities Fund
Class A
10/31/15(12)	$10.00	$ 0.06	$(0.19)	$(0.13)	$(0.04)	$ —	$(0.04)	$(0.17)	$9.83	(1.29	)%(7)	$99	1.35%(8)	1.77%(8)	1.59%(8)	21%(7)
Class C
10/31/15(12)	10.00	0.03	(0.19)	(0.16)	(0.02)	—	(0.02)	(0.18)	9.82	(1.62	)(7)	98	2.10(8)	2.52(8)	0.84(8)	21(7)
Class I
10/31/15(12)	10.00	0.07	(0.19)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21	)(7)	149	1.10(8)	1.53(8)	1.84(8)	21(7)
Class R6
10/31/15(12)	10.00	0.08	(0.20)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21	)(7)	96,005	1.04(8)	1.52(8)	1.90(8)	21(7)
Virtus Multi-Strategy Target Return Fund
Class A
10/31/15(13)	$10.00	$ (0.04)	$0.06	$0.02	$ —	$ —	$ —	$ 0.02	$10.02	0.20	%(7)	$863	1.80%(8)	4.07%(8)	(1.40)%(8)	1%(7)
Class C
10/31/15(13)	10.00	(0.06)	0.06	—	—	—	—	—	10.00	0.00	(7)	448	2.55(8)	4.63(8)	(2.15)(8)	1(7)
Class I
10/31/15(13)	10.00	(0.03)	0.06	0.03	—	—	—	0.03	10.03	0.30	(7)	53,325	1.55(8)	3.24(8)	(1.15)(8)	1(7)
Virtus Select MLP and Energy Fund
Class A
10/31/15(14)	$10.00	$ 0.01	$(0.22)	$(0.21)	$ —	$ —	$ —	$(0.21)	$9.79	(2.10	)%(7)	$102	1.55%(8)	10.70%(8)	1.00%(8)	0%(7)
Class C
10/31/15(14)	10.00	— (9)	(0.22)	(0.22)	—	—	—	(0.22)	9.78	(2.20	)(7)	98	2.30(8)	11.41(8)	0.25(8)	0(7)
Class I
10/31/15(14)	10.00	0.02	(0.23)	(0.21)	—	—	—	(0.21)	9.79	(2.10	)(7)	4,699	1.30(8)	10.41(8)	1.25(8)	0(7)
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses (after expense waivers and reimbursements) to Average Net Assets	Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Strategic Income Fund
Class A
10/31/15	$ 9.95	$0.38	$(0.20)	$0.18	$(0.38)	$—	$(0.38)	$(0.20)	$9.75	1.91%		$1,886	1.40%	2.42%	3.91%	97%
10/31/14(15)	10.00	0.03	(0.06)	(0.03)	(0.02)	—	(0.02)	(0.05)	9.95	(0.33	)(7)	119	1.40(8)	3.71(8)	1.84(8)	83(7)
Class C
10/31/15	9.95	0.31	(0.21)	0.10	(0.30)	—	(0.30)	(0.20)	9.75	1.06		337	2.14	3.15	3.17	97
10/31/14(15)	10.00	0.02	(0.06)	(0.04)	(0.01)	—	(0.01)	(0.05)	9.95	(0.43	)(7)	100	2.15(8)	4.85(8)	1.09(8)	83(7)
Class I
10/31/15	9.95	0.41	(0.21)	0.20	(0.40)	—	(0.40)	(0.20)	9.75	2.07		26,496	1.14	2.16	4.17	97
10/31/14(15)	10.00	0.03	(0.06)	(0.03)	(0.02)	—	(0.02)	(0.05)	9.95	(0.29	)(7)	24,721	1.15(8)	3.85(8)	2.09(8)	83(7)

Footnote Legend

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Income Solution Fund for Class A is 2.45%, for Class C is 3.20% and for Class I is 2.20% for the year ended October 31, 2015 and the period ended October 31, 2014, respectively.
(4)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Inflation Solution Fund for Class A is 2.40%, for Class C is 3.15% and for Class I is 2.15% for the year ended October 31, 2015 and the period ended October 31, 2014, respectively.
(5)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Total Solution Fund for Class A is 2.68% and 2.60%, for Class C is 3.43% and 3.35%, for Class I is 2.43% and 2.35% for the year ended October 31, 2015 and the period ended October 31, 2014, respectively and for Class R6 is 2.41% for the period ended October 31, 2015.
(6)	Inception date April 23, 2014.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.005 or 0.005%.
(10)	Consolidated Financial Highlights.
(11)	Inception date November 19, 2014.
(12)	Inception date June 5, 2015.
(13)	Inception date July 20, 2015.
(14)	Inception date September 9, 2015.
(15)	Inception date September 8, 2014.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of six non-diversified funds (Alternative Income Solution Fund, Alternative Inflation Solution Fund, Alternative Total Solution Fund, Credit Opportunities Fund, Multi-Strategy Target Return Fund and Select MLP and Energy Fund) and one diversified fund (Strategic Income Fund) each having a distinct investment objective outlined below.

The Funds have the following investment objectives:

Investment Objective(s)
Alternative Income Solution Fund	Maximizing current income while considering capital appreciation
Alternative Inflation Solution Fund	Total return that exceeds the rate of inflation
Alternative Total Solution Fund	Long-term capital appreciation through investments that have a low correlation to traditional asset classes
Credit Opportunities Fund	Total return with a secondary objective of income
Multi-Strategy Target Return Fund	Long-term total return
Select MLP and Energy Fund	Total return with a secondary objective of income
Strategic Income Fund	Seeking total return comprised of income and capital appreciation

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares and Class I shares.

Effective November 19, 2014, the Alternative Total Solution Fund began offering Class R6 shares. The Credit Opportunities Fund also offers Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% (up to 3.75% for Strategic Income Fund) with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived In certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) approved by the Trust’s Board of Trustees (the “Board”) and has exclusive voting rights with respect to such plan(s). Class I and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note  2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A. Basis of Consolidation

The accompanying consolidated financial statements of Alternative Total Solution Fund include the account of VATS Offshore Fund, Ltd (the “Subsidiary”), which is a wholly-owned subsidiary of Alternative Total Solution Fund and is organized as a company under the laws of the Cayman Islands and primarily invests in commodity-related instruments. The Subsidiary is not registered under the 1940 Act. The Subsidiary enables Alternative Total Solution Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Alternative Total Solution Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015 were $9,170 and 10% of Alternative Total Solution Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Alternative Total Solution Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

B. Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

●	Level 1 —	quoted prices in active markets for identical securities (security types generally include listed equities)

●	Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 —	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy. .

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded including options and futures contracts are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

C. Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Realized gains and losses from sales of securities for the Credit Opportunities Fund and Strategic Income Fund are determined on the highest-in, first-out basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT and MLP investments is recorded using Management’s estimate of the percentage of income included in distributions received from such investments based on historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments (i.e. a return of capital) or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.

D. Investment Income and Return of Capital Estimates

The Select MLP and Energy Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended October 31, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

E. Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made. The Subsidiary is classified as a controlled foreign corporation under Subchapter M of the Internal Revenue Code. Therefore, the Alternative Total Solution Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Alternative Total Solution Fund in the current period nor carried forward to offset taxable income in future periods.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

F. Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date and distributed quarterly for the Alternative Income Solution Fund and Credit Opportunities Fund, semi-annually for the Alternative Inflation Solution Fund, Alternative Total Solution Fund, Multi-Strategy Target Return Fund and Select MLP and Energy Fund and monthly for the Strategic Income Fund. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

G. Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which a Fund invests.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

H. Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

I. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund may receive rebate income or be charged a fee on borrowed securities which is under Interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

K. Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

L. Unfunded Commitments

The Funds may invest in floating rate loans. In connection with these investments, the Funds may also enter into unfunded corporate loan commitments (“commitments”). Commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of October 31, 2015, the Funds had the following unfunded loan commitments.

($ are reported in thousands)	Unfunded Loan Commitment
Borrower	Alternative Income Solution Fund	Alternative Total Solution Fund
CCO Holdings, LLC	$35	$40
Charter Communications Operating, LLC	30	30

M. Organizational and Offering Costs

Virtus Alternative Investment Advisers, Inc. (the “Adviser”) has agreed to pay all organizational costs associated with the establishment of the Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund. Offering costs were paid by the Alternative Income Solution Fund, Alternative Inflation Solution and Alternative Total Solution Fund, and were amortized over a 12-month period beginning with the commencement of operations.

Note 3.	Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

During the fiscal year, Alternative Income Solution Fund, Alternative Inflation Solution Fund, Alternative Total Solution Fund and Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks to each such Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency. During the fiscal year, Alternative Income Solution Fund, Alternative Inflation Solution Fund, Alternative Total Solution Fund, Credit Opportunities Fund, Multi-Strategy Target Return Fund and Strategic Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

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NOTES TO FINANCIAL STATEMENTS

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C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value”. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the fiscal year, Alternative Income Solution Fund, Alternative Inflation Solution Fund, Alternative Total Solution Fund and Multi-Strategy Target Return Fund used options contracts to hedge against market and idiosyncratic risk or to reduce portfolio volatility. Strategic Income Fund pursued an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield.

The Funds had transactions in written options during the period ended October 31, 2015 as follows ($ reported in 000s):

	Alternative Total Solution Fund
	Numbers of Contracts	Premiums Received
Options outstanding at October 31, 2014	13	$ 1
Options written	3,394	386
Options closed	(1,303)	(174)
Options expired	(1,834)	(193)
Options exercised	(18)	(3)

Options outstanding at October 31, 2015	252	$ 17

	Multi-Strategy Target Return Fund
	Numbers of Contracts	Premiums Received
Options outstanding at July 20, 2015	—	$ —
Options written	203,315	693
Options closed	(13,100)	(68)
Options expired	—	—
Options exercised	—	—

Options outstanding at October 31, 2015	190,215	$625

	Strategic Income Fund
	Numbers of Contracts	Premiums Received
Options outstanding at October 31, 2014	362	$ 78
Options written	8,640	1,868
Options closed	(6,768)	(1,444)
Options expired	(2,148)	(483)
Options exercised	—	—

Options outstanding at October 31, 2015	86	$ 19

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the fiscal year, the Alternative Income Solution Fund, Alternative Total Solution Fund, Credit Opportunities Fund and Strategic Income Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps –Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the fiscal year, Alternative Total Solution Fund and Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets were entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the fiscal year, Multi-Strategy Target Return Fund used interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the fiscal year, Multi-Strategy Target Return Fund used inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps – Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During the fiscal year, Multi-Strategy Target Return Fund used variances swaps to capitalize on volatility in the equity markets.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2015:

	Fair Values of Derivative Financial Instruments as of October 31, 2015
	Derivative Assets
		Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Swaps at value	$ 13	$ 8	$ 42

Foreign currency exchange contracts	Net unrealized appreciation (depreciation) on investments[1]; Unrealized appreciation on forward foreign currency exchange contracts	12	—	90

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Swaps at value	—	—	119

Commodity contracts	Net unrealized appreciation (depreciation) on investments[1]	—	—	54

Credit contracts	Swaps at value	18	—	20

Total		$ 43	$ 8	$325

	Fair Values of Derivative Financial Instruments as of October 31, 2015
	Derivative Assets
		Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Net unrealized appreciation (depreciation) on investments[1] Investment in securities at value[2]; Swaps at value	$ —	$1,197	$ —

Foreign currency exchange contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Unrealized appreciation on forward foreign currency exchange contracts	16	1,077	12

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Swaps at value	—	1,747	5

Commodity contracts	Net unrealized appreciation (depreciation) on investments[1]	—	—	—

Credit contracts	Investment in Securities at value[2]; Swaps at value	512	—	—

Total		$528	$4,021	$ 17

1Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

2Includes purchased options and swaptions at value as reported in the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	Fair Values of Derivative Financial Instruments as of October 31, 2015
	Derivative Liabilities
		Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Net unrealized appreciation (depreciation) on investments[1]	$ 7	$ —	$ 12

Foreign currency exchange contracts	Net unrealized appreciation (depreciation) on investments[1]; Unrealized depreciation on forward foreign currency exchange contracts	3	—	200

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Written options at value; Swaps at value	—	—	36

Commodity contracts	Net unrealized appreciation (depreciation) on investments[1]	—	—	36

Credit contracts	Swaps at value	7	4	8

Total		$17	$ 4	$292

	Fair Values of Derivative Financial Instruments as of October 31, 2015
	Derivative Liabilities
		Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	$ —	$ 546	$ —

Foreign currency exchange contracts	Net unrealized appreciation (depreciation) on investments[1]; Written options at value, Unrealized depreciation on forward foreign currency exchange contracts	54	743	6

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Written options at value; Swaps at value	—	529	15

Commodity contracts	Net unrealized appreciation (depreciation) on investments[1]	—	—	—

Credit contracts	Swaps at value	—	—	107

Total		$ 54	$1,818	$128

1Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

2Includes purchased options and swaptions at value as reported in the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2015
Net Realized Gain (Loss) From
	Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund
Interest rate contracts:
Futures contracts[5]	$ (73)	$(281)	$ 194
Swaps[4]	10	7	13
Foreign currency exchange contracts:
Forward foreign currency transactions[1]	163	10	564
Futures Contracts[5]	—	38	78
Purchased options[2]	(6)	—	—
Equity contracts:
Futures contracts[5]	—	(6)	108
Purchased options[2]	—	—	(193)
Written options[3]	—	—	170
Swaps[4]	—	—	450
Commodity contracts:
Futures contracts[5]	—	—	335
Credit contracts:
Swaps[4]	—	—	(1)
Purchased options[2]	(44)	(23)	(36)

Total	$ 50	$(255)	$1,682

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2015
Net Realized Gain (Loss) From
	Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[5]	$ —	$ (47)	$ —
Foreign currency exchange contracts:
Forward foreign currency transactions[1]	—	1	11
Purchased options[2]	—	133	—
Written options[3]	—	31	—
Equity contracts:
Futures contracts[5]	—	(167)	—
Purchased options[2]	—	—	(845)
Written options[3]	—	—	1,678
Swaps[4]	—	55	—
Credit contracts:
Swaps[4]	(13)	—	32

Total	$(13)	$ 6	$ 876

1Included in net realized gain (loss) on foreign currency transactions within the Statement of Operations.

2Included in net realized gain (loss) on investments within the Statement of Operations.

3Included in net realized gain (loss) on written options within the Statement of Operations.

4Included in net realized gain (loss) on swaps within the Statement of Operations.

5Included in net realized gain (loss) on futures within the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2015
Net Change in Unrealized Appreciation/(Depreciation) on
	Alternative Income Solution Fund	Alternative Inflation Solution Fund		Alternative Total Solution Fund
Interest rate contracts:
Futures contracts[6]	$ 19	$ 83		$ (36)
Purchased options[2]	8	—		—
Purchased swaptions[2]	(2)	5		—
Foreign currency exchange contracts:
Futures contracts[6]	—	(10)		9
Forward foreign currency transactions[1]	(14)	—	[3]	(232)
Equity contracts:
Futures contracts [6]	—	—		(70)
Purchased options[2]	—	—		2
Written options[4]	—	—		(2)
Swaps[5]	—	—		(13)
Commodity contracts:
Futures contracts[6]	—	—		(49)
Credit contracts:
Purchased options[2]	—	—		5
Swaps[5]	(14)	(4)		(16)

Total	$ (3)	$ 74		$(402)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2015
Net Change in Unrealized Appreciation/(Depreciation) on
	Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[6]	$ —	$(256)	$ —
Purchased swaptions[2]	—	(115)	—
Swaps[5]	—	233	—
Foreign currency exchange contracts:
Forward foreign currency transactions[1]	(38)	(6)	6
Purchased options[2]	—	(240)	—
Purchased swaptions[2]	—	—	—
Written options[4]	—	80	—
Equity contracts:
Futures contracts [6]	—	492	—
Purchased options[2]	—	(249)	10
Written options[4]	—	15	(12)
Swaps[5]	—	19	—
Credit contracts:
Swaps[5]	4	—	(87)

Total	$(34)	$ (27)	$(83)

1Included in net change in unrealized appreciation (depreciation) on foreign currency transactions within the Statement of Operations.

2Included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

3Amount less than $500.

4Included in net change in unrealized appreciation (depreciation) on written options within the Statement of Operations.

5Included in net change in unrealized appreciation (depreciation) on swaps within the Statement of Operations.

6Included in net change in unrealized appreciation (depreciation) on futures within the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the period ended October 31, 2015.

	Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund
Purchased Options[1]	$ 12	$ 7	$ 38
Purchased Swaptions[1]	15[7]	—	—
Written Options[2]	—	—	12
Futures Contracts-Long Positions[3]	—	—	40
Futures Contracts-Short Positions[3]	(19)	(96)	28
Forward Foreign Currency Exchange Purchase Contracts[4]	280	15	2,763
Forward Foreign Currency Exchange Sale Contracts[5]	1,011	38	4,173
Credit Default Swap Agreements - Buy Protection[6]	432[7]	—	482[7]
Credit Default Swap Agreements - Sell Protection[6]	291[7]	—	324[7]
Total Return Swap Agreements[6]	688	471	1,237
Total Return Basket Swap Agreements[6]	—	—	10,678

	Credit Opportunities Fund[7]	Multi-Strategy Target Return Fund[7]	Strategic Income Fund
Purchased Options[1]	$ —	$ 2,066	$ 27
Purchased Swaptions[1]	—	789	—
Written Options[2]	—	625	66
Futures Contracts-Long Positions[3]	—	697	—
Futures Contracts-Short Positions[3]	—	(461)	—
Forward Foreign Currency Exchange Purchase Contracts[4]	—	1,358	94
Forward Foreign Currency Exchange Sale Contracts[5]	2,567	19,311	176
Interest Rate Swap Agreements[6]	—	31,602	—
Credit Default Swap Agreements - Buy Protection[6]	1,132	—	1,400
Credit Default Swap Agreements - Sell Protection[6]	—	—	100[7]
Total Return Swap Agreements[6]	—	1,536	—
Inflation Swap Agreements[6]	—	10,500	—
Variance Swap Agreements[6]	—	3	—

1Average premiums paid for the period (Unless footnote 7 below is specified).

2Average premiums received for the period (Unless footnote 7 below is specified).

3Average unrealized for the period (Unless footnote 7 below is specified).

4Average value at trade date payable (Unless footnote 7 below is specified).

5Average value at settlement date receivable (Unless footnote 7 below is specified).

6Notional.

7Values applied for end of the period holdings.

E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While

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NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

F.	Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Alternative Income Solution Fund			Alternative Inflation Solution Fund			Alternative Total Solution Fund

	Assets		Liabilities	Assets		Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	[2]	$—	$—	[2]	$ 21	$ 5	$ 25
Forward foreign currency exchange contracts	12		3	—		—	90	198
Swaps	5		19	—		4	7	39
Purchased options[1]	—		—	—		—	65	—
Purchased swaptions[1]	13		—	—		—	—	—
Written options	—		—	—		—	—	19

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$30		$22	$—		$ 25	$ 167	$ 281

Derivatives not subject to a MNA or similar agreement	—	[2]	—	—	[2]	(21)	(70)	(44)

Total assets and liabilities subject to a MNA	$30		$22	$—		$ 4	$ 97	$ 237

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

At October 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Credit Opportunities Fund		Multi-Strategy Target Return Fund		Strategic Income Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$28	$12	$—	$—
Forward foreign currency exchange contracts	16	54	210	216	12	6
Swaps	4	—	844	592	—	56
Purchased options[1]	—	—	1,577	—	5	—
Purchased swaptions	—	—	674	—	—	—
Written options	—	—	—	530	—	15

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$20	$54	$3,333	$1,350	$17	$77

Derivatives not subject to a MNA or similar agreement	—	—	(916)	(137)	(5)	(58)

Total assets and liabilities subject to a MNA	$20	$54	$2,417	$1,213	$12	$19

     1Includes purchased options at value as reported in the Schedule of Investments

     2Amount is less than $500.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2015:

Alternative Income Solution Fund

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$28	$(22)	$—	$—	$6
The Bank of New York Mellon	2	—	—	—	2

Total	$30	$(22)	$—	$—	$8

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$22	$(22)	$—	$—	$—

Total	$22	$(22)	$—	$—	$—

Alternative Inflation Solution Fund

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$4	$—	$—	$—	$4

Total	$4	$—	$—	$—	$4

      1Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

      2Net amount represents the net amount receivable from the counterparty in the event of default.

      3Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

      4Net amount represents the net amount payable due to the counterparty in the event of default.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

Alternative Total Solution Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$52	$(52)	$—	$—	$—
JPMorgan Chase Bank N.A.	43	(43)	—	—	—
The Bank of New York Mellon	2	—	—	—	2

Total	$97	$(95)	$—	$—	$2

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$155	$(52)	$—	$—	$103
JPMorgan Chase Bank N.A.	68	(43)	—	—	25
Morgan Stanley	14	—	—	(14)	—

Total	$237	$(95)	$—	$(14)	$128

Credit Opportunities Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$20	$(20)	$—	$—	$—

Total	$20	$(20)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$54	$(20)	$—	$—	$34

Total	$54	$(20)	$—	$—	$34

    1Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

    2Net amount represents the net amount receivable from the counterparty in the event of default.

    3Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

    4Net amount represents the net amount payable due to the counterparty in the event of default.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNP Paribas	$695	$(360)	$—	$(270)	$65
Citibank	498	(249)	—	(249)	—
Deutsche Bank AG	279	—	—	(270)	9
Nomura Global Financial Products, Inc.	945	(604)	—	(260)	81

Total	$2,417	$(1,213)	$—	$(1,049)	$155

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas	$360	$(360)	$—	$—	$—
Citibank	249	(249)	—	—	—
Nomura Global Financial Products, Inc.	604	(604)	—	—	—

Total	$1,213	$(1,213)	$—	$—	$—

Strategic Income Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$12	$(12)	$—	$—	$—

Total	$12	$(12)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$19	$(12)	$—	$(1)	$6

Total	$19	$(12)	$—	$(1)	$6

    1Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

    2Net amount represents the net amount receivable from the counterparty in the event of default.

    3Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

    4Net amount represents the net amount payable due to the counterparty in the event of default.

Note 4.	Investment Advisory Fee and Related Party Transactions

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (“VAIA”) is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets or managed assets of each Fund. “Managed assets” means the total assets of the Fund including any assets attributable to borrowings minus the Fund’s accrued liabilities other than such borrowings:

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	All Assets	1st $5 Billion	$5+ Billion	Based upon
Alternative Income Solution Fund	—%	1.80%	1.75%	Managed assets
Alternative Inflation Solution Fund	—	1.75	1.70	Managed assets
Alternative Total Solution Fund	—	1.95	1.90	Managed assets
Credit Opportunities Fund	0.75	—	—	Managed assets
Multi-Strategy Target Return Fund	—	1.30	1.25	Net assets
Select MLP and Energy Fund	1.00	—	—	Net assets
Strategic Income Fund	—	0.80	0.75	Managed assets

For Alternative Total Solution Fund, the assets of the Subsidiary are excluded from the assets on which the above-described management fee is calculated. However, under the terms of a separate investment advisory agreement, the Subsidiary pays the Adviser an investment management fee calculated on the value of the Subsidiary’s average daily managed assets at the same annual rates.

During the period covered by these financial statements, the Strategic Income Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Strategic Income Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $2. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadvisers

The Adviser has appointed and oversees the activities of each of the subadvisers for the Funds as listed below. For Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund, Cliffwater Investments LLC (“Cliffwater”), a joint venture of Cliffwater LLC and Virtus Partners, Inc., an affiliate of VAIA, makes recommendations to the Adviser with respect to hiring and terminating the Funds’ other subadvisers. Based on these recommendations, the Adviser makes decisions on the hiring and termination of subadvisers, and recommends such decisions to the Board. The subadvisers other than Cliffwater each manage a portion of the investments of each Fund, for which they are paid a fee by the Adviser.

At October 31, 2015, Subadvisers with respect to the Funds they serve are as follows:

Subadviser
Fund	Cliffwater (1)	Armored Wolf (2)	Ascend (3)	Aviva (4)	Brigade (5)	Credit Suisse (6)	Duff & Phelps (7)	Graham (8)	Harvest (9)	ICE Canyon (10)	LaSalle (11)	Lazard (12)	MAST (13)	Newfleet (14)	Owl Creek (15)
Alternative Income Solution Fund	X				X				X	X	X	X	X
Alternative Inflation Solution Fund	X	X			X	X			X		X	X
Alternative Total Solution Fund	X	X	X		X			X	X	X	X	X	X		X
Credit Opportunities Fund														X
Multi-Strategy Target Return Fund				X
Select MLP and Energy Fund							X
Strategic Income Fund														X

(1) Cliffwater

(2) Armored Wolf, LLC (“Armored Wolf”)

(3) Ascend Capital, LLC (“Ascend”)

(4) Aviva Investors Americas LLC (“Aviva”)

(5) Brigade Capital Management, LLC (“Brigade”)

(6) Credit Suisse Asset Management, LLC (“Credit Suisse”)

(7) Duff & Phelps Investment Management Co. (“Duff & Phelps”) an indirect wholly-owned subsidiary of Virtus

(8) Graham Capital Management, L.P. (“Graham”)

(9) Harvest Fund Advisors LLC (“Harvest”)

(10) ICE Canyon LLC (“ICE Canyon”)

(11) LaSalle Investment Management Securities, LLC (“LaSalle”)

(12) Lazard Asset Management LLC (“Lazard”)

(13) MAST Capital Management, LLC (“MAST”)

(14) Newfleet Asset Management, LLC (“Newfleet”) an indirect wholly-owned subsidiary of Virtus

(15) Owl Creek Asset Management, L.P. (“Owl Creek”)

Out of its investment management fee, the Adviser pays each subadviser a subadvisory fee. For its services to Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund, Cliffwater receives as its subadvisory fee 50% of the investment management fee, which is the portion of the fee remaining after the Adviser pays the other subadvisers and waives and/or pays the Funds any amounts applicable under the fee waiver and expense reimbursement arrangements. For its services to the Credit

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

Opportunities Fund and Strategic Income Fund, Newfleet receives as its Subadvisory fee 50% of the net investment management fee. For its services to the Select MLP and Energy Fund, Duff & Phelps receives as its Subadvisory fee 50% of the net investment management fee.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit each Fund’s operating expenses (excluding front-end or contingent deferred loads, dividend and interest expenses, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily managed assets or net assets through the dates indicated below.

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time.

					Through
Fund	Class A	Class C	Class I	Class R6	Date
Alternative Income Solution Fund	2.45%	3.20%	2.20%	—	2/29/2016
Alternative Inflation Solution Fund	2.40	3.15	2.15	—	2/29/2016
Alternative Total Solution Fund	2.60	3.35	2.35	2.34%	2/29/2016
Credit Opportunities Fund	1.35	2.10	1.10	1.04	2/28/2017
Multi-Strategy Target Return Fund	1.80	2.55	1.55	—	2/28/2017
Select MLP and Energy Fund	1.55	2.30	1.30	—	2/28/2017
Strategic Income Fund	1.40	2.15	1.15	—	2/29/2016

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waver or reimbursement. All or portion of the following Adviser-reimbursed expenses ($ reported in thousands) may be recaptured by the fiscal year ending:

	2017	2018
Alternative Income Solution Fund	$234	$423
Alternative Inflation Solution Fund	215	406
Alternative Total Solution Fund	324	637
Credit Opportunities Fund	—	175
Multi-Strategy Target Return Fund	—	228
Select MLP and Energy Fund	—	52
Strategic Income Fund	86	215

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended October 31, 2015, there were $49 in commissions for Class A shares and less than $1 and $2 in CDSC for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: a service fee at a rate of 0.25% for Class A and Class C shares and a distribution fee of 0.75% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Administrator and Transfer Agent of the Trust. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) services as Sub-Administrative and Accounting Agent of the Trust.

For the year ended October 31, 2015, the Funds incurred administration fees totaling $238 which are included in the Statements of Operations.

For the year ended October 31, 2015, the Funds incurred sub-administration fees of $876 of which $201 was voluntarily waived by BNY Mellon which are included in the Statements of Operations.

For the year ended October 31, 2015, the Funds incurred transfer agent fees totaling $131 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Funds.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

F. Affiliated Shareholders

At October 31, 2015, Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

		Aggregate
	Shares	Net Asset Value
Alternative Income Solution Fund
Class A	10,534	$ 94
Class C	10,437	93
Class I	4,206,303	37,520
Alternative Inflation Solution Fund
Class A	10,016	93
Class C	10,000	92
Class I	3,188,684	29,719
Alternative Total Solution Fund
Class A	10,163	99
Class C	10,153	97
Class I	5,367,739	52,228
Class R6	10,026	98
Credit Opportunities Fund
Class A	10,042	99
Class C	10,018	98
Class I	10,050	99
Class R6	9,425,685	92,654
Multi-Strategy Target Return Fund
Class A	10,000	100
Class C	10,000	100
Class I	4,980,000	49,949
Select MLP and Energy Fund
Class A	10,000	98
Class C	10,000	98
Class I	480,000	4,699
Strategic Income Fund
Class A	10,408	102
Class C	10,321	101
Class I	2,588,757	25,240

G.	Investments in Affiliates

A summary of the Strategic Income Fund’s total long-term and short-term purchases and sales of affiliated underlying funds during the period ended October 31, 2015, is as follows:

	Value beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$—	$658	$—	$647	$3	$—

Total	$—	$658	$—	$647	$3	$—

Note 5.	Purchase and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended October 31, 2015, were as follows:

	Purchases	Sales
Alternative Income Solution Fund	$ 30,341	$ 28,108
Alternative Inflation Solution Fund	15,901	13,754
Alternative Total Solution Fund	286,999	271,535
Credit Opportunities Fund	56,408	7,248
Multi-Strategy Target Return Fund	10,839	68
Select MLP and Energy Fund	4,439	—
Strategic Income Fund	29,039	19,808

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended October 31, 2015, were as follows:

	Purchases	Sales
Alternative Inflation Solution Fund	$9,218	$9,225
Alternative Total Solution Fund	28	28
Multi-Strategy Target Return Fund	1,310	—
Strategic Income Fund	652	5,155

Note 6.	Capital Shares Transactions

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Alternative Income Solution Fund
	Year Ended October 31, 2015		From Inception April 23, 2014 to October 31, 2014
	SHARES	AMOUNT	SHARES		AMOUNT
Class A
Sale of shares	54	$ 529	74		$ 762
Reinvestment of distributions	3	29	1		8
Shares repurchased	(45)	(433)	(1)		(11)

Net Increase / (Decrease)	12	$ 125	74		$ 759

Class C
Sale of shares	38	$ 371	39		$ 389
Reinvestment of distributions	2	17	—	(a)	3
Shares repurchased	(14)	(128)	—	(a)	—	(a)

Net Increase / (Decrease)	26	$ 260	39		$ 392

Class I
Sale of shares	7	$ 70	4,075		$40,775
Reinvestment of distributions	165	1,531	64		654
Shares repurchased	(85)	(820)	(7)		(74)

Net Increase / (Decrease)	87	$ 781	4,132		$41,355

	Alternative Inflation Solution Fund
				From Inception
	Year Ended			April 23, 2014 to
	October 31, 2015			October 31, 2014
	SHARES		AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	36		$357	57	$ 588
Reinvestment of distributions	—	(a)	1	—	—
Shares repurchased	(10)		(97)	(8)	(85)

Net Increase / (Decrease)	26		$261	49	$ 503

Class C
Sale of shares	4		$ 37	15	$ 151
Reinvestment of distributions	—		—	—	—
Shares repurchased	(1)		(10)	—	—

Net Increase / (Decrease)	3		$ 27	15	$ 151

Class I
Sale of shares	6		$ 62	3,190	$31,899
Reinvestment of distributions	9		87	—	—
Shares repurchased	(5)		(49)	—	—

Net Increase / (Decrease)	10		$100	3,190	$31,899

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	Alternative Total Solution Fund
	Year Ended October 31, 2015				From Inception April 23, 2014 to October 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT
Class A
Sale of shares	971		$ 9,728		779	$ 7,919
Reinvestment of distributions	15		143		—	—
Shares repurchased	(371)		(3,646)		(77)	(777)

Net Increase / (Decrease)	615		$ 6,225		702	$ 7,142

Class C
Sale of shares	232		$ 2,306		131	$ 1,328
Reinvestment of distributions	2		23		—	—
Shares repurchased	(41)		(392)		—	—

Net Increase / (Decrease)	193		$ 1,937		131	$ 1,328

Class I
Sale of shares	4,437		$ 44,192		6,395	$64,095
Reinvestment of distributions	102		1,011		—	—
Shares repurchased	(2,766)		(27,139)		(118)	(1,196)

Net Increase / (Decrease)	1,773		$ 18,064		6,277	$62,899

Class R6(1)
Sale of shares	10		$ 100		—	$ —
Reinvestment of distributions	—	(a)	2		—	—
Shares repurchased	—	(a)	—	(a)	—	—

Net Increase / (Decrease)	10		$ 102		—	$ —

	Credit Opportunities Fund
	From Inception June 5, 2015 to October 31, 2015
	SHARES		AMOUNT
Class A
Sale of shares	10		$ 100
Reinvestment of distributions	—	(a)	1
Shares repurchased	—		—

Net Increase / (Decrease)	10		$ 101

Class C
Sale of shares	10		$ 100
Reinvestment of distributions	—	(a)	—	(a)
Shares repurchased	—		—

Net Increase / (Decrease)	10		$ 100

Class I
Sale of shares	15		$ 150
Reinvestment of distributions	—	(a)	1
Shares repurchased	—		—

Net Increase / (Decrease)	15		$ 151

Class R6
Sale of shares	9,788		$97,875
Reinvestment of distributions	49		479
Shares repurchased	(70)		(684)

Net Increase / (Decrease)	9,767		$97,670

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	Multi-Strategy Target Return Fund
	From Inception July 20, 2015 to October 31, 2015
	SHARES		AMOUNT
Class A
Sale of shares	86		$ 854
Reinvestment of distributions	—		—
Shares repurchased	—	(a)	—	(a)

Net Increase / (Decrease)	86		$ 854

Class C
Sale of shares	45		$ 444
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	45		$ 444

Class I
Sale of shares	5,317		$53,130
Reinvestment of distributions	—		—
Shares repurchased	(1)		(10)

Net Increase / (Decrease)	5,316		$53,120

	Select MLP and Energy Fund
	From Inception September 9, 2015 to October 31, 2015
	SHARES		AMOUNT
Class A
Sale of shares	10		$ 104
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	10		$ 104

Class C
Sale of shares	10		$ 100
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	10		$ 100

Class I
Sale of shares	480		$4,800
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	480		$4,800

	Strategic Income Fund
	Year Ended October 31, 2015				From Inception September 8, 2014 to October 31, 2014
	SHARES		AMOUNT		SHARES	AMOUNT
Class A
Sale of shares	295		$ 2,901		12	$120
Reinvestment of distributions	3		27		—	—
Shares repurchased	(117)		(1,156)		—	—

Net Increase / (Decrease)	181		$ 1,772		12	$120

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	Strategic Income Fund
	Year Ended October 31, 2015		From Inception September 8, 2014 to October 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Sale of shares	47	$ 468	10	$ 100
Reinvestment of distributions	1	6	—	—
Shares repurchased	(23)	(226)	—	—

Net Increase / (Decrease)	25	$ 248	10	$ 100

Class I
Sale of shares	197	$1,963	2,480	$24,800
Reinvestment of distributions	105	1,033	5	52
Shares repurchased	(70)	(698)	—	—

Net Increase / (Decrease)	232	$2,298	2,485	$24,852

Footnote Legend:

(1)	Inception date November 19, 2014.
(a)	Amount is less than $500.

Note 7. 10% Shareholders

As of October 31, 2015, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Alternative Income Solution Fund	97%	1*
Alternative Inflation Solution Fund	97	1*
Alternative Total Solution Fund	78	2*
Credit Opportunities Fund#	71	1*
Multi-Strategy Target Return Fund	92	1*
Select MLP and Energy Fund	100	1*
Strategic Income Fund	88	1*

Footnote Legend:

*	Shareholder account is affiliated.

#	A significant portion of the Credit Opportunities Fund is owned by Virtus Multi-Sector Short Term Bond Fund. The Virtus Multi-Sector Short Term Bond Fund does not invest in Credit Opportunities Fund for the purpose of exercising management or control; however the investments made by the Virtus Multi-Sector Short Term Bond Fund within each of its principal investment strategies may represent a significant portion of Credit Opportunities Fund’s net assets. At October 31, 2015, the Virtus Multi-Sector Short Term Bond Fund was the owner of record of approximately 71% of the Credit Opportunities Fund.

Note 8. Credit Risk	and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 9. Borrowings

The Alternative Total Solution Fund employs leverage in the form of using proceeds from shorts, which allows the Alternative Total Solution Fund to use its long positions as collateral, in order to purchase additional securities. Proceeds from shorts are secured by assets of the Alternative Total Solution Fund that are held with the Fund’s custodian in a separate account. The Alternative Total Solution Fund is permitted to borrow up to 33.33% of its total assets.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

During the year ended October 31, 2015, the Alternative Total Solution Fund used proceeds from shorts for 365 days at an average interest rate of 0.69% and with an average daily borrowing balance during that period of $3,006. For the year ended October 31, 2015, the interest costs related to borrowing amounted to $21 and are included within the “Interest Expense” on the Statement of Operations.

As of October 31, 2015, outstanding borrowing amounted to $3,079, which is included in the balance of “Borrowings” on the Statement of Assets and Liabilities.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments and Securities Sold Short where applicable. However, a portion of such footnoted securities could be liquid where the subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At October 31, 2015, the Funds did not hold any securities that were both illiquid and restricted.

Note 11. Federal Income Tax Information

At October 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alternative Income Solution Fund - Investments	$ 43,036	$728	$(5,358)	$(4,630)
Alternative Income Solution Fund - Short Sales	(875)	28	(6)	22
Alternative Inflation Solution Fund - Investments	31,834	791	(2,517)	(1,726)
Alternative Inflation Solution Fund - Short Sales	(779)	21	(5)	16
Alternative Total Solution Fund - Investments	100,421	25	(7,001)	(6,976)
Alternative Total Solution Fund - Short Sales and Written Options	(8,977)	4	(310)	(306)
Credit Opportunities Fund - Investments	95,909	287	(1,798)	(1,511)
Multi-Strategy Target Return Fund - Investments	53,061	529	(654)	(125)
Multi-Strategy Target Return Fund - Written Options	(625)	127	(32)	95
Select MLP and Energy Fund - Investments	5,017	110	(223)	(113)
Strategic Income Fund - Investments	29,519	208	(731)	(523)
Strategic Income Fund - Written Options	(15)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales, passive activity losses and the investment in the wholly-owned Subsidiary.

Certain Funds have capital-loss carryforwards available to offset future realized capital gains.

	Short-Term	Long-Term
Alternative Income Solution Fund	447	—
Alternative Inflation Solution Fund	619	—
Credit Opportunities Fund	481	12
Strategic Income Fund	171	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

For the period ended October 31, 2015, the following Funds utilized losses deferred in prior years against current year capital gains:

Alternative Inflation Solution Fund	$165
Strategic Income Fund	23

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Alternative Income Solution Fund	$ 391	$ —
Alternative Inflation Solution Fund	157	—
Alternative Total Solution Fund	3,283	473
Credit Opportunities Fund	350	—
Multi-Strategy Target Return Fund	313	70
Select MLP and Energy Fund	8	—
Strategic Income Fund	23	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes, reversal of consolidation entries, disallowed expenses from short sales, swap income reclass and gain/loss reclass of forward contracts. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the period ended October 31, 2015 and 2014 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Alternative Income Solution Fund	2015	$1,561	$ 16	$1,577
	2014	665	—	665
Alternative Inflation Solution Fund	2015	88	—	88
Alternative Total Solution Fund	2015	1,159	29	1,188
Credit Opportunities Fund	2015	481	—	481
Strategic Income Fund	2015	1,071	—	1,071
	2014	49	—	49

Note 12. Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of October 31, 2015, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Paid in Capital on shares of Beneficial Interest
Alternative Income Solution Fund	$ 23	$ (77)	$ —	$ 54
Alternative Inflation Solution Fund	27	(64)	—	37
Alternative Total Solution Fund	1,828	(1,825)	(269)	266
Credit Opportunities Fund	(32)	32	—	—
Multi-Strategy Target Return Fund	134	(134)	—	—
Strategic Income Fund	17	(17)	—	— (a)

Footnote Legend:

(a)	Amount is less than $500.

Note 13. Regulatory Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

Note 14. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

($ reported in thousands)

these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 15. Subsequent Event Evaluation

Subsequent to the date of these financial statements, effective November 25, 2015, Armored Wolf ceased serving as a subadviser to the Alternative Inflation Solution Fund and the Alternative Total Solution Fund and was replaced by Fischer, Francis, Trees & Watts, Inc. (“FFTW”). Also subsequent to the date of these financial statements, on December 14, 2015, Owl Creek ceased serving as a subadviser to the Alternative Total Solution Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Alternative Solutions Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short/schedules of investments and the related statements of operations and of changes in net assets and the financial highlights of Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund, Virtus Credit Opportunities Fund, Virtus Multi-Strategy Target Return Fund, Virtus Select MLP and Energy Fund and Virtus Strategic Income Fund, and the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments and securities sold short, and the related consolidated statements of operations and of changes in net assets and the financial highlights of Virtus Alternative Total Solution Fund and its subsidiary present fairly, in all material respects, the financial position of Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund, Virtus Alternative Total Solution Fund, Virtus Credit Opportunities Fund, Virtus Multi-Strategy Target Return Fund, Virtus Select MLP and Energy Fund and Virtus Strategic Income Fund (constituting Virtus Alternative Solutions Trust, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2015

VIRTUS ALTERNATIVE SOLUTIONS TRUST

TAX INFORMATION NOTICE

October 31, 2015

For the fiscal period ended October 31, 2015, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designatred in the next annual report.

Fund	QDI	DRD	LTCG
Alternative Income Solution Fund	11.97%	3.59%	$ —
Alternative Inflation Solution Fund	100.00%	16.60%	—
Alternative Total Solution Fund	8.94%	5.13%	473
Multi-Strategy Target Return Fund	—%	—%	70
Select MLP and Energy Fund	100.00%	100.00%	—

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS CREDIT OPPORTUNITIES FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Alternative Solutions Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, VAIA and Newfleet Asset Management, LLC (“Newfleet” or the “Subadviser”). At an in-person meeting heldJune 3, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board noted the affiliation of the Subadviser with VAIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with its independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) model portfolio information; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the projected profitability of VAIA and its affiliates under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.

Nature, Extent, and Quality of the Services

The Trustees received in advance of the meeting information provided by VAIA and the Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for oversight of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s expected supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that Virtus Fund Services, LLC, an affiliate of VAIA, was expected to serve as administrator and transfer agent and that VP Distributors, LLC (“VP Distributors”), an affiliate of VAIA, was expected to serve as distributor to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by portfolio management personnel of the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS CREDIT OPPORTUNITIES FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

Investment Performance

Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. Investment performance was therefore not a material factor in the Board’s approval of the Agreements.

Management Fees and Total Expenses

The Board considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense levels of the Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for the Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that the Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VAIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Projected Profitability

The Board also considered certain information relating to projected profitability that had been provided by VAIA. In this regard, the Board considered information regarding the projected profitability of VAIA for its management of the Fund, as well as the projected profitability of its affiliates providing other services to the Fund, such as distribution and administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board concluded that the projected profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services to be rendered to the Fund by VAIA and its affiliates.

In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA received under the Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were expected to be implemented for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Benefits

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VAIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that Virtus Fund Services, LLC also was expected to provide administrative and transfer agency services to the Fund. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS MULTI-STRATEGY TARGET RETURN FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Alternative Solutions Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, VAIA and Aviva Investors Americas LLC (“Aviva” or the “Subadviser”). At an in-person meeting held March 2, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with its independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) applicable comparative model performance information; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the projected profitability of VAIA and its affiliates under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.

Nature, Extent, and Quality of the Services

The Trustees received in advance of the meeting information provided by VAIA and the Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for oversight of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s expected supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that Virtus Fund Services, LLC, an affiliate of VAIA, was expected to serve as administrator and transfer agent and that VP Distributors, LLC (“VP Distributors”), an affiliate of VAIA, was expected to serve as distributor to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by portfolio management personnel of the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS MULTI-STRATEGY TARGET RETURN FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

Investment Performance

Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. The Board reviewed and was satisfied with certain model performance information provided that was based upon the Fund’s proposed investment strategies.

Management Fees and Total Expenses

The Board considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense levels of the Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for the Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that the Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VAIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Projected Profitability

The Board also considered certain information relating to projected profitability that had been provided by VAIA. In this regard, the Board considered information regarding the projected profitability of VAIA for its management of the Fund, as well as the projected profitability of its affiliates providing other services to the Fund, such as distribution and administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board concluded that the projected profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services to be rendered to the Fund by VAIA and its affiliates.

In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA received under the Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were expected to be implemented for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Benefits

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VAIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that Virtus Fund Services, LLC also was expected to provide administrative and transfer agency services to the Fund. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS SELECT MLP FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Alternative Solutions Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, VAIA and Duff & Phelps Investment Management Co. (“Duff & Phelps” or the “Subadviser”). At an in-person meeting held September 1, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board noted the affiliation of the Subadviser with VAIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with its independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) applicable comparative model performance information; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the projected profitability of VAIA and its affiliates under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.

Nature, Extent, and Quality of the Services

The Trustees received in advance of the meeting information provided by VAIA and the Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for oversight of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s expected supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that Virtus Fund Services, LLC, an affiliate of VAIA, was expected to serve as administrator and transfer agent and that VP Distributors, LLC (“VP Distributors”), an affiliate of VAIA, was expected to serve as distributor to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by portfolio management personnel of the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS SELECT MLP FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

Investment Performance

Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. The Board reviewed and was satisfied with certain model performance information provided that was based upon the Fund’s proposed investment strategies.

Management Fees and Total Expenses

The Board considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense levels of the Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for the Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that the Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VAIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Project Profitability

The Board also considered certain information relating to projected profitability that had been provided by VAIA. In this regard, the Board considered information regarding the projected profitability of VAIA for its management of the Fund, as well as the projected profitability of its affiliates providing other services to the Fund, such as distribution and administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board concluded that the projected profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services to be rendered to the Fund by VAIA and its affiliates.

In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA received under the Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were expected to be implemented for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Benefits

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VAIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that Virtus Fund Services, LLC also was expected to provide administrative and transfer agency services to the Fund. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of October 31, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas F. Mann Jr. YOB: 1950 Elected: 2013 10 Funds

Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products; Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios); and Member (2011 to 2015), F-Squared Investments LLC.

Philip R. McLoughlin Chairman YOB: 1946 Elected: 2013 69 Funds

Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); Managing Director (2009 to 2010), SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

William R. Moyer YOB: 1944 Elected: 2013 10 Funds

Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm);Partner (2008 to 2010), Seacap Partners, LLC (investment management); former Chief Financial Officer, Phoenix Investment Partners; Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

James M. Oates YOB: 1946 Elected: 2013 56 Funds

Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward YOB: 1964 Elected: 2013 67 Funds

Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); and Director (since 2013), Virtus Global Funds, PLC (2 portfolios).

FUND MANAGEMENT TABLES

(Unaudited)

 (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Principal Occupation(s) During Past 5 Years
Patrick W. Bradley YOB: 1972

Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC

Nancy J. Engberg YOB: 1956

Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Chief Compliance Officer (since 2015, ETFis, Series Trust I.

Jennifer Fromm YOB: 1973

Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust; Senior Counsel, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2007); Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); and Vice President, Chief Legal Officer, and Secretary of Virtus Variable Insurance Trust (since 2013).

Francis G. Waltman YOB: 1962

Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; and Director (since 2013), Virtus Global Funds PLC.

THIS PAGE INTENTIONALLY BLANK.

Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President,

  Chief Financial Officer and Treasurer

Jennifer Fromm, Vice President, Chief Legal

  Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and

  Chief Compliance Officer

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

How to Contact Us

Mutual Fund Services	1-800-243-1574

Adviser Consulting Group	1-800-243-4361

Telephone Orders	1-800-367-5877

Text Telephone	1-800-243-1926

Website	http://www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8554	12-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Moyer is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $204,730 for 2015 and $19,780 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $17,254 for 2015 and $3,075 for 2014. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,250 for 2015 and $0 for 2014.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $532,983 for 2015 and $522,953 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (12.other)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/7/2016

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	1/7/2016

* Print the name and title of each signing officer under his or her signature.